                        ANNUAL REPORT / OCTOBER 31, 2002

                           AIM DEVELOPING MARKETS FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                 MURAL FROM THE TEMPLE OF LONGING BY PAUL KLEE

  PAUL KLEE'S ART WAS TRANSFORMED BY A TRIP HE TOOK TO TUNISIA IN 1914, WHERE

    HE WAS AWED BY THE LANDSCAPE'S BEAUTIFULLY INTENSE COLOR AND LIGHT. KLEE

  BROUGHT THESE QUALITIES TO HIS OWN WORK, CREATING IMAGINATIVE, LIGHT-FILLED

   PAINTINGS LIKE THE ONE ON THE COVER. RADIATING OPTIMISM AND ENERGY, KLEE'S

   MURAL IS A FITTING EMBLEM FOR THE DYNAMIC GROWTH PUSHING TODAY'S EMERGING

                         MARKETS INTO THE 21ST CENTURY.

================================================================================

AIM DEVELOPING MARKETS FUND IS FOR SHAREHOLDERS WHO SEEK LONG-TERM GROWTH OF CAPITAL AND SECONDARILY INCOME. THE FUND PRIMARILY INVESTS IN DEVELOPING-MARKET EQUITY SECURITIES, BUT MAY ALSO INVEST IN DEVELOPING MARKET DEBT SECURITIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Developing Markets Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in emerging markets involves greater risk and potential reward than investing in more established markets.

o Investing in small and mid-size companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.

o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund invests in higher yielding, lower rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Emerging Markets Free Index is a group of securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

o The unmanaged Lipper Emerging Markets Fund Index represents an average of the 30 largest emerging market funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

================================================================================

                          EMERGING MARKETS WERE ONE OF

                        THE BEST-PERFORMING ASSET CLASSES

                      OVER THE FISCAL YEAR, EASILY BEATING

                            THE PERFORMANCE OF THEIR

                             DEVELOPED-MARKET PEERS.

                                ROBERT H. GRAHAM

================================================================================


                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

   In general, international markets outperformed U.S. markets for the fiscal year. World markets, however, varied considerably by region. Emerging markets were one of the best-performing asset classes over the fiscal year, easily beating the performance of their developed-market peers. Over the fiscal year ended October 31, 2002, AIM Developing Markets Fund Class A shares returned 11.53%, excluding sales charges. By comparison, the MSCI Emerging Markets Free Index returned 8.44% over the same period.

   Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

   I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

   Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
December 2, 2002

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

                   INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]

     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
                                        2
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,


/s/ GARY T CRUM

Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN

Edgar M. Larsen
Chief Investment Officer/AIM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND BENEFITS FROM SECTOR'S GROWTH OPPORTUNITIES

HOW DID AIM DEVELOPING MARKETS FUND PERFORM DURING THE REPORTING PERIOD?

Developing markets were one of the best-performing asset classes over the fiscal year. The asset class was quite strong early in the fiscal year, posting significant gains. However, volatility in developed markets drove down emerging market shares later in the period. Given this environment, for the year ended October 31, 2002, AIM Developing Markets Fund returned 11.53% for Class A shares, 10.83% for Class B shares and 10.85% for Class C shares, excluding sales charges. Over the same period, the fund handily outperformed its benchmarks, the MSCI Emerging Markets Free Index, and the Lipper Emerging Markets Fund Index, which returned 8.44% and 7.13%, respectively. By comparison, U.S. stocks--represented by the S&P 500 Index--returned -15.10%.

HOW DID DEVELOPING MARKETS FARE?

In the face of a slowing global economy, emerging markets did what most developed markets could not--post positive returns. Emerging markets staged impressive performances through the first six months of the fiscal year, decoupling themselves from the long shadow of declining U.S. markets. As the fiscal year progressed, however, downside volatility in developed markets stretched into emerging markets, driving the asset class lower.

    Ironically, much of the difficulty that rocked developed markets--disclosures of poor balance sheet items and questionable accounting standards--were not issues for emerging markets. That's because emerging markets went through their crisis in 1997-98. For the last five years, emerging market companies have been working on rebuilding their balance sheets, improving transparency and increasing profitability.

    While volatility continued to reign, the fiscal year ended on a high note. After declining severely at the start of October, emerging markets reversed course later in the month. The MSCI Emerging Markets Index posted a gain of 6.49% for October.

================================================================================

                            IN THE FACE OF A SLOWING

                                GLOBAL ECONOMY,

                              EMERGING MARKETS DID

                               WHAT MOST DEVELOPED

                             MARKETS COULD NOT--POST

                               POSITIVE RETURNS.

================================================================================

WHAT WERE CONDITIONS LIKE IN REGIONAL MARKETS?

Asian markets showed strong economic momentum early in the fiscal year. A decline in U.S. technology spending, however, weighed heavily on Taiwanese and South Korean markets as the year progressed. It should be noted, however, that South Korea was one of the best-performing markets in the world early in the period. Investors largely rewarded South Korea for its restructuring efforts and reduced corporate debt levels. The decline in South Korean markets late in the period reflected

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

===================================================================================================================================
TOP COUNTRIES           TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES
===================================================================================================================================
    [PIE CHART]
INDIA          2.5%    1. Anglo American PLC (South Africa)                5.4%     1. Banks                                 18.0%

HONG KONG      4.2%    2. Samsung Electronic Co., Ltd.-GDR REGS                     2. Wireless Telecommunication Services   10.2
                          (South Korea)    3.9
THAILAND       5.0%                                                                 3. Integrated Telecommunication Services  7.6
                       3. Kookmin Bank-ADR (South Korea)                   2.9
MALAYSIA       6.2%                                                                 4. Electronic Equipment & Instruments     7.3
                       4. Taiwan Semiconductor Manufacturing Co. Ltd.
                          -Equity Participation Ctfs. (Taiwan)             2.5      5. Integrated Oil & Gas                   6.0
BRAZIL         6.5%
                       5. SK Telecom Co., Ltd.-ADR (South Korea) 2.5                6. Diversified Metals & Mining            5.3
RUSSIA         6.6%
                       6. Samsung Electronics Co., Ltd.-GDR REGS                    7. Diversified Financial Services         4.8
                          (South Korea)                                    2.5
MEXICO        10.3%                                                                 8. Semiconductors                         3.8
                       7. Chinatrust Commercial Bank-Equity Participation
SOUTH AFRICA  11.5%       Ctfs. (Taiwan)                                   2.4      9. Multi-Sector Holdings                  2.9

TAIWAN        11.8%    8. PT Telekomunikusi Indonesia (Indonesia)          2.3     10. Casino & Gambling                      2.8

SOUTH KOREA   22.3%    9. LUKOIL ADR (Russia)                              2.2

                      10. China Unicom Ltd. (Hong Kong)                    2.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

profit-taking after a huge run and concerns that consumer debt levels might be growing too quickly.

    In Latin America, Brazil continued to suffer from currency devaluation, soaring interest rates and political uncertainty. Argentina, battered nearly all year, posted positive numbers for the third quarter as the country began to stabilize from its currency devaluation. Mexican markets, while hampered by their dependence on the United States, continued to be a safe haven for Latin American investors.

    Other markets of note included Russia, which held up fairly well as oil prices were strong during much of the fiscal year, and Indonesia, which plummeted after the terrorist attacks in Bali.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

Given challenging and unusually volatile market conditions, we continued to analyze both companies and sectors for the strongest growth potential and sound fundamentals.

As part of this, we have recently:

o Raised our exposure to Thai banks and financial companies. We believe fund holding Bangkok Bank will benefit from the recovery of non-performing assets. Also, the country's resilient economy should help consumer/corporate loan growth in the future.

o Reduced, somewhat, our exposure to Brazil. Although our high-beta portfolio could do well if the post-election rally continues, we have concerns about the country's economic uncertainties.

o Reduced our exposure to South Korean telecommunications companies, as they could be susceptible to regulatory change in the months to come before the December election.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?

Global markets started to rally, led in part, by a belief that a conflict with Iraq was not imminent. Also, a resolution of the U.S. west coast port strike and a sell-off in U.S. long bonds, paved the way for a rebound in most world markets, and emerging markets in particular.

    With supportive demographics (young populations, growing quickly), high savings rates (particularly in Asia) and rising gross domestic product (GDP) per capita, emerging markets offer investors a world of opportunity. Improving profitability--return on equity continues to grow in emerging markets--coupled with low stock valuations make a compelling argument for an asset class that has remained relatively strong in the face of subdued global economic conditions.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                           WILLIAM BARRON, CO-MANAGER

                            JOHN CLEARY, CO-MANAGER

                          CHRISTINE ROWLEY, CO-MANAGER

                    ASSISTED BY THE DEVELOPING MARKETS TEAM

                          See important fund and index

                        disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

FUND PERFORMANCE

TOTAL RETURNS

10/31/01-10/31/02, excluding sales charges

================================================================================

[BAR CHART]

AIM DEVELOPING MARKETS FUND
CLASS A SHARES                 11.53%

MSCI EMERGING MARKETS
FREE INDEX                      8.44%

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

================================================================================

================================================================================

                                    eDELIVERY

                   REDUCE YOUR PAPER MAIL WITH AIM'S eDELIVERY

Sign up for eDelivery by going to aiminvestments.com and you can have your fund reports and prospectuses delivered electronically. At our Web site, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

================================================================================

                                FUND PERFORMANCE

================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
1/11/94-10/31/02

DATE            AIM DEVELOPING MARKETS FUND          MSCI EMERGING MARKETS
                      CLASS A SHARES                       FREE INDEX
01/11/94                    9525                               10000
01/94                       9614                               10182
04/94                       7944                                8914
07/94                       8274                                9522
10/94                       9194                               10631
01/95                       7381                                8282
04/95                       7250                                8486
07/95                       7862                                9165
10/95                       7665                                8565
01/96                       8799                                9411
04/96                       9036                                9707
07/96                       9000                                9059
10/96                       9581                                9122
01/97                      10365                                9952
04/97                      10510                               10123
07/97                      11495                               11133
10/97                       9092                                8348
01/98                       8363                                7591
04/98                       9426                                8652
07/98                       7641                                6895
10/98                       5719                                5762
01/99                       5760                                6051
04/99                       7351                                7771
07/99                       7699                                8369
10/99                       7614                                8333
01/00                       9337                               10297
04/00                       8253                                9490
07/00                       7796                                8934
10/00                       6889                                7600
01/01                       7192                                8082
04/01                       6163                                7050
07/01                       5774                                6546
10/01                       4924                                5818
01/02                       6453                                7170
04/02                       6989                                7777
07/02                       5792                                6541
10/02                       5492                                6309

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

The chart compares AIM Developing Markets Fund Class A Shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 1/11/94-10/31/02. Please note: index performance is for the period 12/31/93-10/31/02. It is important to understand the difference between your fund and an index. A market index, such as the MSCI Emerging Markets Free Index, is not managed and incurs no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees.

    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

================================================================================

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
 Inception (1/11/94)               -6.58%
  5 Years                         -10.47
  1 Year                            6.15

CLASS B SHARES
 Inception ( 11/3/97)             -11.17%
  1 Year                            5.83

CLASS C SHARES
 Inception ( 3/1/99)               -2.03%
  1 Year                            9.85

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter end, which were: Class A shares, inception (1/11/94), -7.24%; five years, -14.06%; one year, 6.46%;
Class B shares, inception (11/3/97), -12.34; one year, 6.29%. Class C shares, inception (3/1/99), -3.58%; one year, 10.12%;

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.97%

Argentina-0.00%

Banco Hipotecario S.A.-Wts., expiring
  02/02/04 (Banks) (Acquired 01/28/99; Cost
  $30,850)(a)(b)(c)                                     617   $          0
==========================================================================

Brazil-6.47%

Brasil Telecom Participacoes S.A.-Pfd.
  (Integrated Telecommunication Services)       350,300,000      1,995,502
--------------------------------------------------------------------------
Companhia Siderurgica Nacional S.A. (Steel)      77,676,000        805,688
--------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                            108,600      1,309,687
--------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes
  S.A.-ADR (Wireless Telecommunication
  Services)                                         256,200        755,790
--------------------------------------------------------------------------
Tele Norte Leste Participacoes S.A.-ADR
  (Integrated Telecommunication Services)           234,434      1,622,283
--------------------------------------------------------------------------
Telesp Celular Participacoes S.A.-Pfd.
  (Wireless Telecommunication Services)         760,769,000        793,298
--------------------------------------------------------------------------
Uniao de Bancos Brasileiros S.A.-GDR (Banks)        137,016      1,245,475
--------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-ADR (Paper
  Products)                                          52,254        802,099
--------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-Pfd. (Paper
  Products)                                      28,087,000        881,738
==========================================================================
                                                                10,211,560
==========================================================================

China-1.05%

China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)                 10,700,000      1,660,010
==========================================================================

Czech Republic-0.56%

Komercni Banka A.S.-GDR (Banks)                      41,900        879,900
==========================================================================

Hong Kong-4.19%

China Unicom Ltd. (Wireless Telecommunication
  Services)(d)                                    5,441,000      3,383,468
--------------------------------------------------------------------------
Cosco Pacific Ltd. (Marine Ports & Services)      1,358,000      1,088,232
--------------------------------------------------------------------------
TCL International Holdings Ltd. (Consumer
  Electronics)                                    7,970,000      2,145,948
==========================================================================
                                                                 6,617,648
==========================================================================

Hungary-0.01%

Pannonplast Rt. (Commodity Chemicals)                 2,126         12,514
--------------------------------------------------------------------------
Technoimpex (Multi-Sector Holdings)(c)(d)             1,400              0
==========================================================================
                                                                    12,514
==========================================================================

India-4.07%

Bharti Televentures Ltd. Equity Participation
  Ctfs., expiring 02/19/03 (Goldman Sachs)
  (Telecommunications Equipment)(b)               2,005,500      1,099,014
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
India-(Continued)

ICICI Bank Ltd.-ADR (Diversified Financial
  Services)                                          16,098   $     99,003
--------------------------------------------------------------------------
India Consumer & Finance Index-Equity
  Participation Ctfs., expiring 02/07/03
  (Goldman Sachs) (Diversified
  Financial Services)(d)                              2,374      2,435,178
--------------------------------------------------------------------------
India Industrial Index Equity Participation
  Ctfs., expiring 02/07/03 (Goldman Sachs)
  (Computer Hardware)(b)                             12,910      2,789,322
==========================================================================
                                                                 6,422,517
==========================================================================

Indonesia-2.34%

PT Telekomunikusi Indonesia (Integrated
  Telecommunication Services)                    11,101,500      3,698,495
==========================================================================

Israel-2.30%

IDB Development Corp. Ltd. (Multi-Sector
  Holdings)(d)                                       12,629        186,607
--------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Telecommunications
  Equipment)(d)                                      59,100        475,755
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                  38,300      2,965,569
==========================================================================
                                                                 3,627,931
==========================================================================

Luxembourg-1.13%

Realtek Semiconductor-Equity Participation
  Ctfs., expiring 01/17/05 (Salomon Smith
  Barney) (Semiconductors)(d)                       640,538      1,780,055
==========================================================================

Malaysia-6.19%

Genting Berhad (Casinos & Gambling)                 545,000      1,893,158
--------------------------------------------------------------------------
IOI Corp. Berhad (Agricultural Products)          1,985,000      2,925,263
--------------------------------------------------------------------------
Palmco Holdings Berhad (Agricultural
  Products)(c)                                       62,875         74,126
--------------------------------------------------------------------------
Public Finance Berhad (Banks)                       627,000      1,105,500
--------------------------------------------------------------------------
RHB Capital Berhad (Banks)                        3,177,000      1,538,337
--------------------------------------------------------------------------
Star Publications Berhad (Publishing)               693,000      1,094,211
--------------------------------------------------------------------------
Tanjong Public Ltd. Co. (Casinos & Gambling)        466,000      1,140,474
==========================================================================
                                                                 9,771,069
==========================================================================

Mexico-10.25%

Alfa S.A.-Class A (Industrial Conglomerates)        613,000      1,006,741
--------------------------------------------------------------------------
America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)              99,500      1,337,280
--------------------------------------------------------------------------
America Telecom, S.A. de C.V.-Series A1
  (Wireless Telecommunication Services)(d)        1,550,000        942,249
--------------------------------------------------------------------------
Carso Global Telecom-Class A1 (Integrated
  Telecommunication Services)(d)                  1,550,000      1,644,377
--------------------------------------------------------------------------
Cemex S.A. de C.V.-CPO (Construction
  Materials)                                        224,400        904,509
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
Mexico-(Continued)

Cemex S.A. de CV-Wts., expiring 12/21/04
  (Construction Materials) (Acquired
  12/16/99; Cost $7,704)(a)(b)                       22,000   $      7,766
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                            59,200      1,236,096
--------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V.-ADR
  (Soft Drinks)                                      55,424      2,006,349
--------------------------------------------------------------------------
Grupo Financiero BanCrecer S.A. de
  C.V.-Series B (Diversified Financial
  Services)(d)                                            1              0
--------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Banks)                                            57,000        126,307
--------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(d)                              3,184,490      2,497,884
--------------------------------------------------------------------------
Grupo Posadas S.A.-Series L (Hotels, Resorts
  & Cruise Lines)(d)                                752,300        331,930
--------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)(d)                                            105,728      2,970,957
--------------------------------------------------------------------------
Tubos de Acero de Mexico S.A. (Oil & Gas
  Equipment & Services)                             650,000      1,171,389
==========================================================================
                                                                16,183,834
==========================================================================

Russia-6.62%

LUKOIL-ADR (Integrated Oil & Gas)                    51,858      3,387,199
--------------------------------------------------------------------------
Mobile Telesystems-ADR (Wireless
  Telecommunication Services)                        78,300      2,561,976
--------------------------------------------------------------------------
RAO Unified Energy System-GDR REGS (Electric
  Utilities) (Acquired 12/07/00-10/31/01;
  Cost $1,131,075)(a)                               122,040      1,332,677
--------------------------------------------------------------------------
YUKOS-ADR (Integrated Oil & Gas)                     22,800      3,166,988
==========================================================================
                                                                10,448,840
==========================================================================

South Africa-11.45%

Anglo American Platinum Corp. Ltd. (Precious
  Metals & Minerals)                                 62,300      2,242,551
--------------------------------------------------------------------------
Anglo American PLC (Diversified Metals &
  Mining)                                           645,400      8,442,077
--------------------------------------------------------------------------
Barloworld Ltd. (Industrial Conglomerates)          213,500      1,193,809
--------------------------------------------------------------------------
Gold Fields Ltd. (Gold)                             178,700      2,045,013
--------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious
  Metals & Minerals)                                 37,101      2,130,112
--------------------------------------------------------------------------
Sappi Ltd. (Paper Products)(d)                       78,800        944,105
--------------------------------------------------------------------------
Standard Bank Investment Corp. Ltd. (Banks)         365,900      1,075,962
==========================================================================
                                                                18,073,629
==========================================================================

South Korea-22.27%

Daishin Securities Co.-Pfd. (Diversified
  Financial Services)                               149,500        993,002
--------------------------------------------------------------------------
Hyundai Development Co. (Construction &
  Engineering)(d)                                   254,000      1,375,833
--------------------------------------------------------------------------
Kangwon Land Inc. (Casinos & Gambling)(d)            15,200      1,390,850
--------------------------------------------------------------------------
Kookmin Bank-ADR (Banks)                            140,183      4,534,920
--------------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                         149,300      3,066,622
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
South Korea-(Continued)

POSCO-ADR (Steel)                                    97,300   $  2,250,549
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment & Instruments)
  (Acquired 07/25/01-01/02/02; Cost
  $2,157,161)(a)                                     56,300      3,862,180
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment & Instruments)
  (Acquired 11/03/00-08/29/01; Cost
  $3,563,486)(a)                                     43,023      6,141,533
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-Pfd.
  (Electronic Equipment & Instruments)(d)            11,300      1,514,052
--------------------------------------------------------------------------
Samsung Securities Co. Ltd. (Diversified
  Financial Services)                               106,200      2,746,103
--------------------------------------------------------------------------
Shinhan Financial Group Co., Ltd. (Banks)           322,160      3,382,154
--------------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                       194,092      3,895,426
==========================================================================
                                                                35,153,224
==========================================================================

Taiwan-11.83%

Chinatrust Commercial Bank-Equity
  Participation Ctfs., expiring 07/18/03 (ABN
  AMRO) (Banks) (Acquired 07/19/02-09/20/02;
  Cost $3,985,611)(a)(b)                          4,782,580      3,789,238
--------------------------------------------------------------------------
High Tech Computer Corp.-Equity Participation
  Ctfs., expiring 08/29/03 (UBS Warburg)
  (Computer Hardware)(d)                            286,600      1,097,678
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.-GDR REGS
  (Computer Storage & Peripherals) (Acquired
  04/12/02-08/29/02; Cost $3,252,667)(a)            416,705      3,229,464
--------------------------------------------------------------------------
Taiwan Index-Equity Participation Ctfs.,
  expiring 12/26/02 (Goldman Sachs)
  (Multi-Sector Holdings)(d)                        420,300      2,387,304
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-Equity Participation Ctfs., expiring
  01/15/04 (Salomon Smith Barney) (Banks)
  (Acquired 01/03/02-08/22/02; Cost
  $6,334,333)(a)(b)                               2,935,958      3,905,118
--------------------------------------------------------------------------
United Microelectronics Corp.
  (Semiconductors)(d)                             1,384,128      1,005,188
--------------------------------------------------------------------------
United Microelectronics Corp. Ltd.-Equity
  Participation Ctfs., expiring 03/13/03 (UBS
  Warburg) (Semiconductors)(d)                    3,398,057      2,446,601
--------------------------------------------------------------------------
United Microelectronics Corp.-ADR
  (Semiconductors)                                  194,925        808,939
==========================================================================
                                                                18,669,530
==========================================================================

Thailand-5.00%

Advanced Info Service (Wireless
  Telecommunication Services)(d)                  1,430,000      1,147,235
--------------------------------------------------------------------------
Bangkok Bank Public Co. Ltd.-NVDR
  (Banks)(c)(d)                                   2,112,000      2,511,093
--------------------------------------------------------------------------
National Finance Public Co. Ltd.-NVDR
  (Diversified Financial Services)(c)(d)          3,800,000      1,280,850
--------------------------------------------------------------------------
Shin Corp. PCL (Wireless Telecommunication
  Services)(d)                                    4,640,000      1,210,481
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
Thailand-(Continued)

Siam Commercial Bank PCL-$1.37 Conv. Pfd.
  (Banks)                                         2,875,000   $  1,742,324
==========================================================================
                                                                 7,891,983
==========================================================================

Turkey-1.24%

Haci Omer Sabanci Holding A.S. (Multi-Sector
  Holdings)                                     385,407,406      1,067,960
--------------------------------------------------------------------------
Koc Holding A.S. (Multi-Sector Holdings)(d)      83,299,000        881,090
==========================================================================
                                                                 1,949,050
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $160,806,716)                            153,051,789
==========================================================================

                                                PRINCIPAL        MARKET
                                                  AMOUNT         VALUE
--------------------------------------------------------------------------
BONDS-0.00%

Brazil-0.00%

Companhia Vale Do Rio Doce, Non Conv. Bond
  (Diversified Metals & Mining) 0.00%,
  12/31/09 (Cost $0)(c)(e)(f)             BRL       276,400   $          0
==========================================================================

                                                  SHARES
MONEY MARKET FUNDS-2.05%

STIC Liquid Assets Portfolio(g)                   1,614,178   $  1,614,178
--------------------------------------------------------------------------
STIC Prime Portfolio(g)                           1,614,178      1,614,178
==========================================================================
    Total Money Market Funds (Cost
      $3,228,356)                                                3,228,356
==========================================================================
TOTAL INVESTMENTS-99.02% (Cost
  $164,035,072)(h)                                             156,280,145
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.98%                              1,553,498
==========================================================================
NET ASSETS-100.00%                                            $157,833,643
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
BRL    - Brazilian Dollar
Conv.  - Convertible
CPO    - Certificates or Ordinary Participation
Ctfs.  - Certificates
GDR    - Global Depositary Receipt
NVDR   - Non-voting Depository Receipt
Pfd.   - Preferred
REGS   - Regulation S
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $22,267,976, which represented 14.11% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Non-income producing security.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Zero coupon bond issued at a discount.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.
(h) Lippo Bank security was received through a corporate action and as of October 31, 2002 it has no market value and no cost basis.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $164,035,072)*                                 $156,280,145
-------------------------------------------------------------
Foreign currencies, at value (cost $1,109,694)      1,106,258
-------------------------------------------------------------
Receivables for:
  Investments sold                                  2,283,366
-------------------------------------------------------------
  Fund shares sold                                    201,479
-------------------------------------------------------------
  Dividends                                           299,388
-------------------------------------------------------------
Investment for deferred compensation plan               2,721
-------------------------------------------------------------
Collateral for securities loaned                   14,736,534
-------------------------------------------------------------
Other assets                                           33,887
=============================================================
    Total assets                                  174,943,778
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,400,406
-------------------------------------------------------------
  Fund shares reacquired                              368,204
-------------------------------------------------------------
  Deferred compensation plan                            2,721
-------------------------------------------------------------
  Collateral upon return of securities loaned      14,736,534
-------------------------------------------------------------
Accrued distribution fees                             220,424
-------------------------------------------------------------
Accrued trustees' fees                                    638
-------------------------------------------------------------
Accrued transfer agent fees                           109,964
-------------------------------------------------------------
Accrued operating expenses                            271,244
=============================================================
    Total liabilities                              17,110,135
=============================================================
Net assets applicable to shares outstanding      $157,833,643
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $123,811,772
_____________________________________________________________
=============================================================
Class B                                          $ 31,465,222
_____________________________________________________________
=============================================================
Class C                                          $  2,556,649
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            17,787,047
_____________________________________________________________
=============================================================
Class B                                             4,566,144
_____________________________________________________________
=============================================================
Class C                                               371,360
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       6.96
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.96 divided by
      95.25%)                                    $       7.31
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       6.89
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       6.88
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $14,352,238 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $359,307)                                      $ 3,345,311
------------------------------------------------------------
Dividends from affiliated money market funds          63,652
------------------------------------------------------------
Interest                                               1,220
------------------------------------------------------------
Security lending income                              189,590
============================================================
    Total investment income                        3,599,773
============================================================

EXPENSES:

Advisory fees                                      1,984,365
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       171,779
------------------------------------------------------------
Distribution fees -- Class A                         682,689
------------------------------------------------------------
Distribution fees -- Class B                         504,496
------------------------------------------------------------
Distribution fees -- Class C                          33,535
------------------------------------------------------------
Interest                                              27,745
------------------------------------------------------------
Transfer agent fees                                1,265,090
------------------------------------------------------------
Trustees' fees                                         9,663
------------------------------------------------------------
Other                                                347,191
============================================================
    Total expenses                                 5,076,553
============================================================
Less: Fees waived                                 (1,032,501)
------------------------------------------------------------
    Expenses paid indirectly                         (10,740)
============================================================
    Net expenses                                   4,033,312
============================================================
Net investment income (loss)                        (433,539)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (2,839,030)
------------------------------------------------------------
  Foreign currencies                                (342,553)
============================================================
                                                  (3,181,583)
============================================================
Change in net unrealized appreciation of:
  Investment securities                           24,949,663
------------------------------------------------------------
  Foreign currencies                                  33,682
============================================================
                                                  24,983,345
============================================================
Net gain from investment securities and foreign
  currencies                                      21,801,762
============================================================
Net increase in net assets resulting from
  operations                                     $21,368,223
____________________________________________________________
============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (433,539)   $   3,079,374
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (3,181,583)     (64,271,885)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            24,983,345        3,067,104
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  21,368,223      (58,125,407)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (1,561,040)        (702,997)
--------------------------------------------------------------------------------------------
  Class B                                                          (329,075)              --
--------------------------------------------------------------------------------------------
  Class C                                                           (12,188)              --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         2,526,300       12,675,071
--------------------------------------------------------------------------------------------
  Class B                                                       (28,318,242)      (8,454,997)
--------------------------------------------------------------------------------------------
  Class C                                                           681,781          553,866
============================================================================================
    Net increase (decrease) in net assets                        (5,644,241)     (54,054,464)
============================================================================================

NET ASSETS:

  Beginning of year                                             163,477,884      217,532,348
============================================================================================
  End of year                                                 $ 157,833,643    $ 163,477,884
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 432,176,172    $ 459,722,262
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (4,138)       1,748,611
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (266,567,488)    (265,238,741)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (7,770,903)     (32,754,248)
============================================================================================
                                                              $ 157,833,643    $ 163,477,884
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 2.00%. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $1,032,501.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $800,188 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Rule 12b-1 Plan fees on Class A shares issued as a result of the conversion of shares from G.T. Global Developing Markets Fund, Inc. on October 31, 1997 and in connection with the AIM Eastern Europe Fund reorganization on September 10, 1999 are limited to 0.25% of the average net assets of the Fund's Class A shares issued in connection with such transactions. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $682,689, $504,496 and $33,535 respectively.

  AIM Distributors retained commissions of $22,655, from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,482, $0 and $1,195 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $3,083 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,612 and reductions in custodian fees of $7,128 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,740.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $14,352,238 were on loan to brokers. The loans were secured by cash collateral of $14,736,534 received by the Fund and invested in affiliated money market funds as follows:
$7,368,267 in STIC Liquid Assets Portfolio and $7,368,267 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $189,590 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                           2002         2001
--------------------------------------------------------------
Distributions paid from ordinary
  income                                $1,902,303    $702,997
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $  (8,838,771)
-------------------------------------------------------------
Temporary book/tax differences                         (4,138)
-------------------------------------------------------------
Capital loss carryforward                        (265,499,620)
-------------------------------------------------------------
Shares of beneficial interest                     432,176,172
=============================================================
                                                $ 157,833,643
_____________________________________________________________
=============================================================


  The difference between book-basis and tax basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(15,975).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
------------------------------------------------------------
October 31, 2003                                 $ 4,421,874
------------------------------------------------------------
October 31, 2005                                  92,557,012
------------------------------------------------------------
October 31, 2006                                  77,587,890
------------------------------------------------------------
October 31, 2007                                   9,273,499
------------------------------------------------------------
October 31, 2008                                  15,085,807
------------------------------------------------------------
October 31, 2009                                  59,191,538
------------------------------------------------------------
October 31, 2010                                   7,382,000
============================================================
                                                 $265,499,620
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $212,906,734 and $241,555,722, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 20,605,812
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (29,428,608)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $ (8,822,796)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $165,102,941.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward (limitation and expirations), net operating loss reclassifications, and other items, on October 31, 2002, undistributed net investment income was increased by $583,093, undistributed net realized gains increased by $1,852,836 and shares of beneficial interest decreased by $2,435,929. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      18,984,041*   $ 151,783,985*     8,529,822    $ 66,809,739
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,757,089       14,693,888      1,134,573       9,569,113
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,399,753       35,723,849        516,122       3,438,363
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         154,286        1,189,539         58,770         501,891
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                          36,032          276,365             --              --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                           1,387           10,628             --              --
=========================================================================================================================
Issued in connection with acquisitions:
  Class A                                                              --               --      4,170,350      29,375,552**
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      2,805,581      19,479,675**
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         72,210         500,597**
=========================================================================================================================
Reacquired:
  Class A                                                     (18,869,366)    (150,447,224)   (10,564,832)    (84,012,111)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,387,213)*    (43,288,495)*   (4,848,920)    (37,503,785)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,299,081)     (35,052,696)      (503,177)     (3,385,094)
=========================================================================================================================
                                                               (3,223,072)   $ (25,110,161)     1,370,499    $  4,773,940
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Includes automatic conversion of 2,460,236 shares of Class B shares in the amount of $20,184,741 to 2,436,361 shares of Class A shares in the amount of $20,184,741.
** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Latin American Growth Fund pursuant to a plan of reorganization approved by AIM Latin American Growth Fund's shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,048,141 shares of the Fund for 4,138,175 shares of AIM Latin American Growth Fund shares outstanding as of the close of business on September 7, 2001. AIM Latin American Growth Fund's net assets at that date of $49,355,824 including $(14,203,098) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $139,205,478.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                2002           2001        2000        1999       1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.32       $   8.89    $   9.86    $   7.53    $ 12.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)       0.15(a)     0.01(a)     0.06(a)    0.39(a)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.74          (2.67)      (0.95)       2.36      (5.10)
========================================================================================================================
    Total from investment operations                              0.73          (2.52)      (0.94)       2.42      (4.71)
========================================================================================================================
Redemptions fees retained                                           --             --        0.01        0.03       0.28
------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                        (0.09)         (0.05)      (0.04)      (0.12)     (0.60)
========================================================================================================================
Net asset value, end of period                                $   6.96       $   6.32    $   8.89    $   9.86    $  7.53
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  11.37%        (28.51)%     (9.52)%     33.11%    (37.09)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $123,812       $110,756    $136,160    $157,198    $87,517
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                1.84%(d)       1.76%       1.87%       1.91%      1.93%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.35%(d)       2.26%       1.95%       2.38%      2.34%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.07)%(d)      1.95%       0.05%       0.68%      3.84%
========================================================================================================================
Ratio of interest expense to average net assets                   0.01%            --        0.01%       0.01%      0.20%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            109%           144%        192%        125%       111%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include sales charges.
(d)  Ratios are based on average daily net assets of $149,721,510.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                                                                                                  (DATE SALES
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              ----------------------------------------------      OCTOBER 31,
                                                               2002           2001        2000        1999            1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.25       $  8.79     $  9.79     $  7.49         $ 12.56
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.05)(a)      0.11(a)    (0.06)(a)    0.01(a)         0.31(a)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.73         (2.65)      (0.94)       2.37           (5.07)
================================================================================================================================
    Total from investment operations                             0.68         (2.54)      (1.00)       2.38           (4.76)
================================================================================================================================
Redemptions fees retained                                          --            --          --          --            0.28
--------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.04)           --          --       (0.08)          (0.59)
================================================================================================================================
Net asset value, end of period                                $  6.89       $  6.25     $  8.79     $  9.79         $  7.49
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                 10.85%       (28.90)%    (10.21)%     32.14%         (39.76)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,465       $51,040     $79,754     $49,723         $   154
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.38%(d)      2.35%       2.47%       2.51%           2.68%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.89%(d)      2.85%       2.55%       2.98%           3.09%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.61)%(d)     1.36%      (0.56)%      0.08%           3.09%(e)
================================================================================================================================
Ratio of interest expense to average net assets                  0.01%           --        0.01%       0.01%           0.20%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           109%          144%        192%        125%            111%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Includes adjustments in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for period less than one year.
(d)  Ratios are based on average daily net assets of $50,449,558.
(e)  Annualized.

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                                                                   MARCH 1, 1999
                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              ---------------------------------     OCTOBER 31,
                                                               2002          2001        2000          1999
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.25       $  8.79     $  9.79        $ 7.47
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.05)(a)      0.10(a)    (0.06)(a)        --(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.72         (2.64)      (0.94)         2.32
================================================================================================================
    Total from investment operations                            0.67         (2.54)      (1.00)         2.32
================================================================================================================
Less dividends from net investment income                      (0.04)           --          --            --
================================================================================================================
Net asset value, end of period                                $ 6.88       $  6.25     $  8.79        $ 9.79
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                10.69%       (28.90)%    (10.21)%       31.06%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,557       $ 1,682     $ 1,618        $  412
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                              2.38%(c)      2.35%       2.47%         2.51%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.89%(c)      2.85%       2.55%         2.98%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.61)%(c)     1.36%      (0.56)%        0.08%(d)
================================================================================================================
Ratio of interest expense to average net assets                 0.01%           --        0.01%         0.01%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                          109%          144%        192%          125%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $3,353,534.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Developing Markets Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum  -- 1947           1998               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS                      SUB-ADVISOR
11 Greenway Plaza          A I M Advisors, Inc.       A I M Distributors, Inc.   PricewaterhouseCoopers LLP    INVESCO Asset
Suite 100                  11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street         Management Limited
Houston, TX 77046          Suite 100                  Suite 100                  Suite 2900                    11 Devonshire Square
                           Houston, TX 77046          Houston, TX 77046          Houston, TX 77002             London EC2M 4YR
                                                                                                               England

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES    TRANSFER AGENT             CUSTODIAN
Ballard Spahr              Kramer, Levin, Naftalis    A I M Fund Services, Inc.  State Street Bank and Trust
Andrews & Ingersoll, LLP   & Frankel LLP              P.O. Box 4739              Company
1735 Market Street         919 Third Avenue           Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103     New York, NY 10022                                    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2002, 0% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

================================================================================================================================

                                                                                              FIXED INCOME

        DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                        TAXABLE

       MORE AGGRESSIVE                               MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                   AIM High Yield Fund II
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund               AIM High Yield Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM Income Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Global Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Short Term Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Floating Rate Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                         MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                      SECTOR EQUITY                                 TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                        MORE AGGRESSIVE                            MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                       AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)     AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                       AIM Global Health Care Fund
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                           MORE CONSERVATIVE
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*
                                                   MORE CONSERVATIVE                            [AIM FUNDS LOGO]
    MORE CONSERVATIVE                                                                       --Registered Trademark--

*Domestic equity and income fund
================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               DVM-AR-1

                        ANNUAL REPORT \ OCTOBER 31, 2002

                             AIM GLOBAL BIOTECH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

FUND LAUNCHES IN TOUGH MARKET ENVIRONMENT

HOW DID AIM GLOBAL BIOTECH FUND PERFORM?

The fund was launched on December 31, 2001, in the midst of market declines in the wake of the terror attacks on the United States, coupled with a declining biotech and technology sector.

    Excluding sales charges, cumulative total return for 10 months from inception through October 31, 2002, was -39.80% for Class A shares. (Because the fund has been offered for less than a year, total return provided is cumulative total return that has not yet been annualized). By comparison, the fund's benchmark index, the S&P 500, returned -21.83%, and the Nasdaq Biotech Index returned -43.72%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Stocks were in the grip of a protracted bear market for much of the reporting period before a late rally loosened its hold.

    Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Key stock market indexes, such as the S&P 500, plummeted to their lowest levels in about five years on October 9, 2002.

    Markets rebounded during the final weeks of the reporting period, as several major companies reported better-than-expected earnings, and there were indications that the Federal Reserve Board (the Fed) might cut interest rates. However, it was uncertain whether the rally was sustainable.

    Earnings reported by biotechnology firms late in the reporting period were generally better than expected. Most importantly, corporate spending on technology seems headed toward a modest recovery.

HOW DO YOU MANAGE THE FUND?

The fund's objective is to invest at least 80% of its net assets in equity securities of domestic and foreign companies in the biotechnology industry. This can include biotechnology product companies, medical device and tool companies, and technology-related specialty pharmaceuticals.

    The fund emphasizes investments in large-cap companies with strong management and a history of solid earnings momentum. Further, the fund will seek companies that are identified as being responsible for new biotechnology industry developments.

PORTFOLIO COMPOSITION

As of 10/31/02, based on total net assets

============================================================================================
TOP 10 HOLDINGS                                TOP INDUSTRIES
--------------------------------------------------------------------------------------------
 1. Teva Pharmaceutical                        1. Biotechnology                        49.7%
    Industries Ltd. - ADR (Israel)    5.1%
                                               2. Pharmaceuticals                      32.6
 2. Isis Pharmaceuticals, Inc.        4.5
                                               3. Health Care Distributors & Services   4.6
 3. Pfizer Inc.                       4.2
                                               4. Health Care Equipment                 4.2
 4. Gilead Sciences, Inc.             3.5
                                               5. Health Care Supplies                  1.0
 5. Pharmacia Corp.                   3.2
                                               6. Specialty Chemicals                   0.8
 6. Schering-Plough Corp.             3.2
                                               7. Electronic Equipment & Instruments    0.7
 7. Protein Design Labs, Inc.         3.0
                                               8. Fertilizers & Agricultural Chemicals  0.2
 8. Millennium Pharmaceuticals, Inc.  3.0

 9. BioMarin Pharmaceuticals Inc.     2.6

10. SangStat Medical Corp.            2.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================

                            AIM GLOBAL BIOTECH FUND

    Generally speaking, the fund will invest in the securities of small-and-mid-cap companies in addition to large-cap companies, and will invest in the securities of companies based in at least three different countries, including the United States.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product
(GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive then they had been in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, and the prospects of a conflict with Iraq.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                            MIKE YELLEN, LEAD MANAGER

                                   ABEL GARCIA

--------------------------------------------------------------------------------

                             See important fund and

                            index disclosures below.

--------------------------------------------------------------------------------

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

AIM GLOBAL BIOTECH FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING AT LEAST 80% OF NET ASSETS IN EQUITY SECURITIES OF DOMESTIC AND FOREIGN COMPANIES IN THE BIOTECHNOLOGY INDUSTRY.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Biotech Fund's performance figures are historical and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.

o Investing in a single-sector mutual fund involves greater risk and potential return than investing in a more diversified fund.

o The fund may participate in the initial public offering market in some market cycles. Because of the fund's small asset base, any investment in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o The Nasdaq Biotech Index is a market-capitalization-weighted index designed to measure performance of Nasdaq stocks in the biotechnology sector.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

A I M Distributors, Inc.                                            GBIO-AR-1PDF

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2002


                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.78%

BIOTECHNOLOGY-49.69%

Affymetrix, Inc.(a)                              200     $  5,220
-----------------------------------------------------------------
Alexion Pharmaceuticals, Inc.(a)                 400        4,076
-----------------------------------------------------------------
Alkermes, Inc.(a)                              1,000        9,220
-----------------------------------------------------------------
Amgen Inc.(a)                                    200        9,312
-----------------------------------------------------------------
Amylin Pharmaceuticals, Inc.(a)                  300        5,214
-----------------------------------------------------------------
Applera Corp.-Celera Genomics Group(a)           300        2,472
-----------------------------------------------------------------
Applied Molecular Evolution, Inc.(a)             300          864
-----------------------------------------------------------------
Arena Pharmaceuticals, Inc.(a)                   500        3,560
-----------------------------------------------------------------
ArQule Inc.(a)                                   400        2,296
-----------------------------------------------------------------
BioMarin Pharmaceuticals Inc.(a)               2,400       15,480
-----------------------------------------------------------------
Celgene Corp.(a)                                 600       13,290
-----------------------------------------------------------------
Cell Therapeutics, Inc.(a)                     1,100        6,798
-----------------------------------------------------------------
Cephalon, Inc.(a)                                250       12,560
-----------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                        200        7,350
-----------------------------------------------------------------
Chiron Corp.(a)                                  100        3,946
-----------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                  1,900        5,567
-----------------------------------------------------------------
Corvas International, Inc.(a)                  5,600        7,224
-----------------------------------------------------------------
CuraGen Corp.(a)                                 500        1,895
-----------------------------------------------------------------
CV Therapeutics, Inc.(a)                         400        9,600
-----------------------------------------------------------------
Genaissance Pharmaceuticals, Inc.(a)             900          522
-----------------------------------------------------------------
Genentech, Inc.(a)                               200        6,818
-----------------------------------------------------------------
Genzyme Corp.(a)                                 300        8,355
-----------------------------------------------------------------
Gilead Sciences, Inc.(a)                         600       20,844
-----------------------------------------------------------------
ICOS Corp.(a)                                    100        2,471
-----------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    250       11,505
-----------------------------------------------------------------
ILEX Oncology, Inc.(a)                           300        1,842
-----------------------------------------------------------------
ImmunoGen, Inc.(a)                               200          642
-----------------------------------------------------------------
Isis Pharmaceuticals, Inc.(a)                  2,800       27,328
-----------------------------------------------------------------
Kosan Biosciences, Inc.(a)                       300        1,851
-----------------------------------------------------------------
Maxim Pharmaceuticals, Inc.(a)                   300          906
-----------------------------------------------------------------
Medarex, Inc.(a)                               2,300        9,131
-----------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)            2,400       17,856
-----------------------------------------------------------------
Nabi Biopharmaceuticals(a)                       100          595
-----------------------------------------------------------------
OraSure Technologies, Inc.(a)                    300        1,524
-----------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                     400        6,928
-----------------------------------------------------------------
PRAECIS Pharmaceutical Inc.(a)                 1,500        4,080
-----------------------------------------------------------------
Protein Design Labs, Inc.(a)                   2,200       18,260
-----------------------------------------------------------------
SangStat Medical Corp.(a)                        800       14,928
-----------------------------------------------------------------
Sequenom Inc.(a)                                 200          466
-----------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------

BIOTECHNOLOGY-(CONTINUED)

Telik Inc.(a)                                    100        1,475
-----------------------------------------------------------------
Titan Pharmaceuticals, Inc.(a)                   200     $    452
-----------------------------------------------------------------
Trimeris, Inc.(a)                                200       10,546
-----------------------------------------------------------------
XOMA Ltd.(a)                                     700        4,039
=================================================================
                                                          299,308
=================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.72%

Agilent Technologies, Inc.(a)                    100        1,375
-----------------------------------------------------------------
Varian Inc.(a)                                   100        2,941
=================================================================
                                                            4,316
=================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.21%

Monsanto Co.                                      76        1,256
=================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-4.60%

Accredo Health, Inc.(a)                          200        9,256
-----------------------------------------------------------------
DIANON Systems, Inc.(a)                          100        4,000
-----------------------------------------------------------------
Laboratory Corp. of America Holdings(a)          600       14,460
=================================================================
                                                           27,716
=================================================================

HEALTH CARE EQUIPMENT-4.16%

ATS Medical, Inc.(a)                           15,000       8,265
-----------------------------------------------------------------
Bruker AXS Inc.(a)                             1,000        2,120
-----------------------------------------------------------------
Bruker Daltonics, Inc.(a)                        600        3,300
-----------------------------------------------------------------
Conceptus, Inc.(a)                               600        8,358
-----------------------------------------------------------------
Given Imaging Ltd. (Israel)(a)                   300        3,000
=================================================================
                                                           25,043
=================================================================

HEALTH CARE SUPPLIES-1.03%

Bausch & Lomb Inc.                               200        6,220
=================================================================

PHARMACEUTICALS-32.61%

Abbott Laboratories                              300       12,561
-----------------------------------------------------------------
Adolor Corp.(a)                                  100        1,378
-----------------------------------------------------------------
Biovail Corp. (Canada)(a)                        300        9,495
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                         400        9,844
-----------------------------------------------------------------
Esperion Therapeutics, Inc.(a)                   400        2,356
-----------------------------------------------------------------
Guilford Pharmaceuticals Inc.(a)               2,600       13,052
-----------------------------------------------------------------
InterMune Inc.(a)                                400       14,692
-----------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                    450        6,908
-----------------------------------------------------------------
Medicines Co. (The)(a)                           100        1,452
-----------------------------------------------------------------
NPS Pharmaceuticals, Inc.(a)                     500       12,990
-----------------------------------------------------------------
Pfizer Inc.                                      800       25,416
-----------------------------------------------------------------
Pharmacia Corp.                                  450       19,350
-----------------------------------------------------------------
POZEN Inc.(a)                                    100          500
-----------------------------------------------------------------


                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

Schering-Plough Corp.                            900     $ 19,215
-----------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                    100        2,336
-----------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       400       30,972
-----------------------------------------------------------------
Variagenics, Inc.(a)                             500          520
-----------------------------------------------------------------
Wyeth                                            400       13,400
=================================================================
                                                          196,437
=================================================================

                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------


SPECIALTY CHEMICALS-0.76%

Symyx Technologies, Inc.(a)                      400     $  4,604
=================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $658,298)                           564,900
=================================================================
TOTAL INVESTMENTS-93.78% (Cost $658,298)                  564,900
=================================================================
OTHER ASSETS LESS LIABILITIES-6.22%                        37,495
=================================================================
NET ASSETS-100.00%                                       $602,395
_________________________________________________________________
=================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2002


ASSETS:
Investments, at market value (cost
  $658,298)                                                            $ 564,900
--------------------------------------------------------------------------------
Cash                                                                      47,226
--------------------------------------------------------------------------------
Receivables for:
     Investments sold                                                     12,810
--------------------------------------------------------------------------------
     Dividends                                                               433
--------------------------------------------------------------------------------
     Amount due from advisor                                              17,068
--------------------------------------------------------------------------------
Investment for deferred compensation plan                                  1,520
--------------------------------------------------------------------------------
Other assets                                                                 874
================================================================================
       Total assets                                                      644,831
________________________________________________________________________________
================================================================================

LIABILITIES:

Payables for:
     Investments purchased                                                22,609
--------------------------------------------------------------------------------
     Deferred compensation plan                                            1,520
--------------------------------------------------------------------------------
Accrued trustees' fees                                                       626
---------------------------------------------------------------------------------
Accrued transfer agent fees                                                    7
---------------------------------------------------------------------------------
Accrued operating expenses                                                17,674
================================================================================
       Total liabilities                                                  42,436
================================================================================
Net assets applicable to shares outstanding                            $ 602,395
________________________________________________________________________________
================================================================================

NET ASSETS:

Class A                                                                $ 240,957
________________________________________________________________________________
================================================================================
Class B                                                                $ 180,719
________________________________________________________________________________
================================================================================
Class C                                                                $ 180,719
________________________________________________________________________________
================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                                   40,001
________________________________________________________________________________
================================================================================
Class B                                                                   30,001
________________________________________________________________________________
================================================================================
Class C                                                                   30,001
________________________________________________________________________________
================================================================================
Class A :
     Net asset value per share                                            $ 6.02
--------------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $6.02 divided by 94.50%)                       $ 6.37
________________________________________________________________________________
================================================================================
Class B :
     Net asset value and offering price per share                         $ 6.02
________________________________________________________________________________
================================================================================
Class C :
     Net asset value and offering price per share                         $ 6.02
________________________________________________________________________________
================================================================================


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED)
THROUGH OCTOBER 31, 2002


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $21)                        $ 2,148
--------------------------------------------------------------------------------
Dividends from affiliated money market funds                                 292
--------------------------------------------------------------------------------
Interest                                                                     240
================================================================================
     Total investment income                                               2,680
================================================================================

EXPENSES:
Advisory fees                                                              6,149
--------------------------------------------------------------------------------
Administrative services fees                                              41,781
--------------------------------------------------------------------------------
Custodian fees                                                             4,756
--------------------------------------------------------------------------------
Distribution fees -- Class A                                                 861
--------------------------------------------------------------------------------
Distribution fees -- Class B                                               1,845
--------------------------------------------------------------------------------
Distribution fees -- Class C                                               1,845
--------------------------------------------------------------------------------
Printing                                                                  18,469
--------------------------------------------------------------------------------
Professional fees                                                         20,836
--------------------------------------------------------------------------------
Transfer agent fees                                                          106
--------------------------------------------------------------------------------
Trustees' fees                                                             7,178
--------------------------------------------------------------------------------
Other                                                                      3,686
================================================================================
       Total expenses                                                    107,512
================================================================================
Less:  Fees waived and expenses reimbursed                               (94,473)
--------------------------------------------------------------------------------
       Expenses paid indirectly                                             (720)
================================================================================
       Net expenses                                                       12,319
================================================================================
Net investment income (loss)                                              (9,639)
================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                     (294,598)
--------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                  (93,398)
================================================================================
Net gain (loss) from investment securities                              (387,996)
================================================================================
Net increase (decrease) in net assets resulting from operations       $ (397,635)
________________________________________________________________________________
================================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED)
THROUGH OCTOBER 31, 2002


                                                                                       2002
                                                                                 -----------------
OPERATIONS:

     Net investment income (loss)                                                         $ (9,639)
--------------------------------------------------------------------------------------------------
     Net realized gain (loss) from investment securities                                  (294,598)
--------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation (depreciation) of investment securities         (93,398)
==================================================================================================
       Net increase (decrease) in net assets resulting from operations                    (397,635)
==================================================================================================
Share transactions-net:
     Class A                                                                               400,010
--------------------------------------------------------------------------------------------------
     Class B                                                                               300,010
--------------------------------------------------------------------------------------------------
     Class C                                                                               300,010
==================================================================================================
       Net increase in net assets                                                          602,395
==================================================================================================

NET ASSETS:

     Beginning of period                                                                        --
==================================================================================================
     End of period                                                                       $ 602,395
__________________________________________________________________________________________________
==================================================================================================

NET ASSETS CONSIST OF:

     Shares of beneficial interest                                                       $ 992,436
--------------------------------------------------------------------------------------------------
     Undistributed net investment income (loss)                                             (2,045)
--------------------------------------------------------------------------------------------------
     Undistributed net realized gain (loss) from investment securities                    (294,598)
--------------------------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of investment securities                       (93,398)
==================================================================================================
                                                                                         $ 602,395
__________________________________________________________________________________________________
==================================================================================================



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Biotech Fund (the "Fund") is a series portfolio of AIM Investment Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations December 31, 2001 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 1.00% of the first $1 billion of the Fund's average daily net assets, plus 0.95% of the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.00% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM waived fees of $6,149 and reimbursed expenses of $83,773.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM was paid $41,781 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period December 31, 2001 (date operations commenced) through October 31, 2002, AFS retained $68 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. Pursuant to the master distribution agreements, for the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM Distributors waived fees of $861, $1,845 and $1,845 for Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $2,356 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8 and reductions in custodian fees of $712 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $720.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the period December 31, 2001 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

     Unrealized appreciation (depreciation) - investments                 (144,033)
     Temporary book/tax differences                                         (2,045)
     Capital loss carryforward                                            (243,963)
     Shares of beneficial interests                                         992,436
                                                                      -------------
                                                                      $     602,395
                                                                      =============

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing recognition of gains and losses on investments for book and tax purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

The Fund's capital loss carryforward expires as follows:

                                            CAPITAL
     EXPIRATION                        LOSS CARRYFORWARD
     ------------------------       ------------------------
     October 31, 2010                      $243,963

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 31, 2001 (date operations commenced) through October 31, 2002 was $2,040,206 and $1,087,311, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities                  $      33,260
-----------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                     (177,293)
=========================================================================================
Net unrealized appreciation (depreciation) of investment securities         $    (144,033)
_________________________________________________________________________________________
=========================================================================================
Cost of investments for tax purposes is $708,933.

NOTE 7 -- RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of non-deductible stock issuance expenses and a net operating loss reclassification, on October 31, 2002, undistributed net investment income was increased by $7,594 and shares of beneficial interest decreased by $7,594. This reclassification had no effect on the net assets of the Fund.

NOTE 8 -- SHARE INFORMATION

Changes in shares outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002 were as follows:

                                                     2002
                                        --------------------------------
                                           SHARES             AMOUNT
                                        -------------      -------------
    Sold:
      Class A *                               40,001       $     400,010
    --------------------------------------------------------------------
      Class B *                               30,001             300,010
    --------------------------------------------------------------------
      Class C *                               30,001             300,010
    ====================================================================
                                             100,003       $   1,000,030
    ____________________________________________________________________
    ====================================================================

    * Currently all shares are owned by AIM.

NOTE 9 -- FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002.

                                                                           CLASS A
                                                                 -----------------------------
                                                                      DECEMBER 31, 2001
                                                                       (DATE OPERATIONS
                                                                        COMMENCED) TO
                                                                         OCTOBER 31,
                                                                             2002
                                                                 -----------------------------
Net asset value, beginning of period                                        $10.00
----------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                             (0.10)
----------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)          (3.88)
==============================================================================================
       Total from investment operations                                      (3.98)
==============================================================================================
Net asset value, end of period                                               $6.02
______________________________________________________________________________________________
==============================================================================================
Total return (a)                                                            (39.80)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                      $241
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                          2.12%(b)
----------------------------------------------------------------------------------------------
    Without fee waivers                                                      17.10%(b)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income (loss) to average net assets                  (1.57)%(b)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                                        155%
______________________________________________________________________________________________
==============================================================================================


(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.

(b)  Ratios are annualized and based on average daily net assets of $291,458.

                                                                          CLASS B
                                                                -----------------------------
                                                                     DECEMBER 31, 2001
                                                                      (DATE OPERATIONS
                                                                       COMMENCED) TO
                                                                        OCTOBER 31,
                                                                            2002
                                                                -----------------------------
Net asset value, beginning of period                                       $10.00
---------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.10)
---------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)         (3.88)
==============================================================================================
       Total from investment operations                                     (3.98)
==============================================================================================
Net asset value, end of period                                             $ 6.02
______________________________________________________________________________________________
==============================================================================================
Total return (a)                                                           (39.80)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                    $ 181
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                         2.12%(b)
---------------------------------------------------------------------------------------------
    Without fee waivers                                                     17.75%(b)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income (loss) to average net assets                 (1.57)%(b)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                                       155 %
______________________________________________________________________________________________
==============================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for period less than one year.

(b)  Ratios are annualized and based on average daily net assets of $218,595.

                                                                          CLASS C
                                                                -----------------------------
                                                                     DECEMBER 31, 2001
                                                                      (DATE OPERATIONS
                                                                       COMMENCED) TO
                                                                        OCTOBER 31,
                                                                            2002
                                                                -----------------------------
Net asset value, beginning of period                                       $10.00

---------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                            (0.10)
---------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)         (3.88)
==============================================================================================
       Total from investment operations                                     (3.98)
==============================================================================================
Net asset value, end of period                                              $6.02
______________________________________________________________________________________________
==============================================================================================
Total return (a)                                                           (39.80)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $181
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                         2.12%(b)
---------------------------------------------------------------------------------------------
    Without fee waivers                                                     17.75%(b)
______________________________________________________________________________________________
==============================================================================================
Ratio of net investment income (loss) to average net assets                 (1.57)%(b)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate                                                      155%
______________________________________________________________________________________________
==============================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for period less than one year.

(b)  Ratios are annualized and based on average daily net assets of $218,595.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Biotech Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Biotech Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2001

The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm)
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

                        ANNUAL REPORT / OCTOBER 31, 2002

                             AIM GLOBAL ENERGY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

              OLIVE TREES: YELLOW SKY WITH SUN BY VINCENT VAN GOGH

              PEOPLE HAVE ALWAYS DEPENDED ON THE EARTH'S RESOURCES

              FOR OUR SURVIVAL AND WELL-BEING. FROM OLIVE TREES TO

             OIL FIELDS, THE WORLD'S RICHES ARE BEING EXPLORED AND

                  DEVELOPED AS NEVER BEFORE. NOW TRADING IN A

               GLOBAL MARKET, ENERGY FROM EVERY PART OF THE WORLD

                      CONTINUES TO POWER MODERN SOCIETIES.

================================================================================

AIM GLOBAL ENERGY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN COMMON STOCKS OF ENERGY SECTOR COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Energy Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund may participate in the initial public offering (IPO) market in some market cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's assets base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The "free" index represents actual buyable opportunities for global investors.

o The MSCI AC World Free Energy Index is designed to measure actual buyable opportunities in the global energy market. This index measures the performance of energy stocks of both developed and emerging markets.

o The unmanaged Lipper Natural Resources Fund Index represents an average of the 10 largest natural resources funds tracked by Lipper, Inc., an independent mutual fund performance monitor, and is considered representative of natural resources stocks.

o The S&P 500 Energy Index represents an average of the performance of the 23 energy stocks in the unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500), which is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    During the fiscal year covered by this report, Class A shares of the AIM Global Energy Fund returned 5.56% at net asset value. We are pleased to report its solid, positive return in an environment that resulted in negative returns for its benchmark index as well as several other comparison indexes.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                            WE ARE PLEASED TO REPORT

                            AIM GLOBAL ENERGY FUND'S

                           SOLID, POSITIVE RETURN ...

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]
   EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]
     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SHIFT TO MORE AGGRESSIVE PORTFOLIO LEADS TO POSITIVE RETURNS

HOW DID THE FUND PERFORM OVER THE FISCAL YEAR?

During the fiscal year ended October 31, 2002, AIM Global Energy Fund's Class A, Class B and Class C shares returned 5.56%, 4.99%, and 4.98%, respectively. These figures are at net asset value, which does not include sales charges.

WHAT ARE THE BENCHMARKS THE FUND IS MEASURED AGAINST, AND HOW DID IT PERFORM IN COMPARISON?

The fund's benchmark index, the MSCI All Country (AC) World Free Index returned -13.57% for the year ended October 31, 2002. The MSCI AC World Free Energy Index returned -12.0% for the same time period. The Lipper Natural Resources Fund Index returned -7.38%. The S&P 500 Energy Index returned -13.55%. The AIM Global Energy Fund handily outperformed all four of these indexes. (See bar chart on opposite page.)

WHAT HAPPENED IN THE FINANCIAL MARKETS DURING THE FISCAL YEAR?

During the year that this report encompasses, the fund's fiscal year ending October 31, 2002, the bear market continued, and the disappointments affected almost all investors. The equity market experienced continued volatility and considerable losses. Equities in every market capitalization have been affected--small-cap, mid-cap, and large-cap stocks. Toward the end of the fiscal year, the U.S. consumer--long the strongest element of our economy--displayed a loss of confidence, resulting in further negative effects on the financial markets. During the last month covered by this report, the markets had several positive weeks in a row, but it is still not clear whether the prolonged bear market has ended.

WHAT CONDITIONS HAVE AFFECTED THE ENERGY MARKET?

The volatility in the market as a whole has carried over into the energy market. The threat of war in the Middle East--the concern regarding the possible disruption in the oil supply--has caused oil prices to escalate. The price of oil increased 13.5% during the third calendar quarter of 2002. Because of the high price of crude oil, oil companies that derive earnings from refining have posted lower earnings due to reduced profit margins on their refined product. Oil companies have also been hurt by the slow economy, high industry inventories, and weak demand for some refined petroleum products, including jet fuel and gasoline. Also, uncertain world conditions and mixed signals regarding the growth of the U.S. economy were reflected within the energy sector itself. Substantial disparity in performance existed among the various industries within the sector.

================================================================================

                              THESE CHANGES REFLECT

                               OUR MOVE AWAY FROM

                              OUR EARLIER DEFENSIVE

                             POSITIONING AND TOWARD

                                 A SOMEWHAT MORE

                            AGGRESSIVE PORTFOLIO ...

================================================================================

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                  TOP 10 INDUSTRIES                                INVESTMENT TYPE/COUNTRY BREAKDOWN
-----------------------------------------------------------------------------------------------------------------------------------
 1. Clean Power Income Fund               4.3%   1. Oil & Gas Exploration & Production    38.7%   COMMON STOCK, CANADA     45.4%

 2. Crescent Point Energy Ltd.-Class A    4.3    2. Oil & Gas Drilling                    21.1    CASH AND OTHER ASSETS,    6.0%

 3. Patterson-UTI Energy, Inc.            4.0    3. Oil & Gas Equipment & Services        15.7               [PIE CHART]

 4. Peyto Exploration & Development              4. Electric Utilities                     4.9    COMMON STOCK, FRANCE      1.9%
    Corp.                                 3.9

 5. Murphy Oil Corp.                      3.8    5. Integrated Oil & Gas                   3.8    COMMON STOCK, U.S.A.     46.7%

 6. BJ Services Co.                       3.8    6. Diversified Metals & Mining            2.4

 7. Key Energy Services, Inc.             3.7    7. Oil & Gas Refining, Marketing &
                                                    Transportation                         2.1

 8. Precision Drilling Corp.              3.7    8. Industrial Gases                       1.9

 9. XTO Energy, Inc.                      3.3    9. Gold                                   1.9

10. Ensign Resource Service Group, Inc.   3.3   10. Forest Products                        0.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

HOW HAVE YOU MANAGED THE FUND?

We have decreased our exposure to Europe, reducing or eliminating holdings of larger integrated stocks in Great Britain and the Netherlands. We have increased our North American holdings, and we have increased our exposure to smaller-cap names. These changes reflect our move away from our earlier defensive positioning and toward a somewhat more aggressive portfolio. We feel that this move is appropriate, given the current economic and market environment.

CAN YOU DISCUSS A FEW STOCKS IN PARTICULAR THAT IMPACTED THE FUND?

We've recently found the best returns in trusts--entities that receive income based on oil production in certain areas. British Petroleum Prudhoe Bay Royalty Trust, which receives income from the North Slope of Alaska, is an example of a trust that has benefited the portfolio. Ownership of the stocks of smaller Canadian oil exploration companies has also helped the portfolio. Crescent Point Energy Ltd. and PEYTO Exploration and Development are two such exploration companies.

    Oil service stocks had a negative impact on the portfolio. Oil services, as measured by the Oil Services Index (OSX), fell heavily during the most recent calendar quarter of 2002. Most of this can be attributed to analysts decreasing their earnings outlook for the stocks in this industry because of the weak growth in the economy. The recent decline in the stock price of BJ Services, a corporation providing pressure pumping and other oilfield services worldwide, has hurt the portfolio of late, but we remain convinced of the merits of this holding for the long term.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

Energy prices rose for most of the year, but considerable uncertainty exists about the short-term direction of energy prices. Contributors to this uncertainty include:

o   Disagreement about the pace and sustainability of U.S. economic recovery

o   Declining international oil inventories

o   OPEC's decision to leave production quotas unchanged

o   The threat of war with Iraq

For the long-term, natural gas will be an increasingly important resource which will command higher prices. Most of the stores of this resource have been identified, and supply will eventually decline if new stores are not found. Over the shorter term, however, demand may decline if the economy weakens.

    We have built a well-diversified portfolio within the global energy sector--a portfolio we believe is well-positioned to take advantage of trends in the energy sector.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                        ROGER J. MORTIMER, LEAD MANAGER

                                  GLEN HILTON

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================


FUND PERFORMANCE

================================================================================

TOTAL RETURNS
10/31/01-10/31/02, excluding sales charges

                                  [BAR CHART]

AIM GLOBAL ENERGY FUND, CLASS A SHARES               5.56%
MSCI ALL COUNTRY AC WORLD FREE INDEX               -13.57%
MSCI AC WORLD FREE ENERGY INDEX                     -12.0%
LIPPER NATURAL RESOURCES FUND INDEX                 -7.38%
S&P 500 ENERGY INDEX                               -13.55%

Performance of Class A, B, and C shares will differ due to different sales charge structures and class expenses.

================================================================================

                                FUND PERFORMANCE


================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
5/31/94-10/31/02


DATE              AIM GLOBAL ENERGY           AIM GLOBAL ENERGY             MSCI AC WORLD
                 FUND CLASS A SHARES          FUND CLASS B SHARES             FREE INDEX
05/31/94                  9525                       10000                       10000
7/94                      9659                       10132                       10171
10/94                    10342                       10831                       10549
1/95                      9099                        9512                        9920
4/95                      9441                        9861                       10867
7/95                     10143                       10580                       11521
10/95                     9558                        9957                       11386
1/96                     10879                       11324                       12368
4/96                     13237                       13754                       12918
7/96                     12581                       13071                       12516
10/96                    14627                       15176                       13190
1/97                     15375                       15922                       13924
4/97                     12370                       12795                       14276
7/97                     15123                       15619                       16621
10/97                    17938                       18508                       15309
1/98                     13069                       13459                       16094
4/98                     14015                       14429                       18097
7/98                     10845                       11140                       18078
10/98                     9863                       10133                       17303
1/99                      9493                        9737                       19596
4/99                     11348                       11622                       20826
7/99                     11384                       11651                       21005
10/99                    10926                       11162                       21804
1/00                     11143                       11369                       23042
4/00                     10936                       11143                       23533
7/00                     10558                       10746                       23001
10/00                    11009                       11200                       21975
1/01                     11253                       11426                       21490
4/01                     12507                       12680                       19694
7/01                     10272                       10407                       18581
10/01                     9532                        9644                       16450
1/02                      9409                        9503                       17131
4/02                     11095                       11199                       17193
7/02                      9804                        9897                       14792
10/02                    10058                       10153                       14218

                                                                     Source: Lipper, Inc.

Past performance does not guarantee comparable future results.

==========================================================================================

The chart compares AIM Global Energy Fund's Class A shares and Class B shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 5/31/94-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the MSCI AC World Free Index, are not managed and incur no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS
as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (5/31/94)                0.07%
  5 Years                         -11.79
  1 Year                            0.52

CLASS B SHARES
 Inception (5/31/94)                0.18%
  5 Years                         -11.71
  1 Year                           -0.01

CLASS C SHARES
 Inception (3/01/99)                1.99%
  1 Year                            3.98

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A shares, inception (5/31/94), -0.34%, five years, -12.42%, one year, 4.20%; Class B shares, inception (5/31/94), -0.22%, five years, -12.35%, one year, 3.69%; and Class C shares, inception (3/01/99), 1.07%, one year, 7.68%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                             EDUCATION AND PLANNING

WANT TO BE A LONG-TERM INVESTOR?

THESE FOUR TIPS CAN HELP

================================================================================

                              SUCCESSFUL INVESTING

                            REQUIRES DISCIPLINE AND

                           TIME. MOST OF US CLAIM TO

                            BE LONG-TERM INVESTORS--

                           BUT OUR DISCIPLINE CAN BE

                          SORELY TESTED DURING PERIODS

                            OF MARKET VOLATILITY OR

                           MARKET DECLINES. HERE ARE

                          FOUR TIPS THAT CAN HELP YOU

                              MAINTAIN A LONG-TERM

                            PERSPECTIVE WHEN MARKETS

                               BECOME UNCERTAIN.

================================================================================

1 DON'T TRY TO TIME THE MARKET

Markets rise and fall, and even the most experienced investment professionals can't consistently predict when market trends will change. That's why most investment professionals remain invested for the long term, regardless of short-term market fluctuations.

    Some individual investors, however, exit the market at the first sign of volatility. History shows that by doing so they risk lowering their long-term investment returns.

    Historically, stocks have provided higher average annual total returns than other asset classes. The S&P 500--considered representative of the U.S. stock market as a whole--boasts an average annual total return of 11.10% for the 50 years ended September 30, 2002. During those five decades, America experienced boom and bust, war and peace--but long-term investors were rewarded for their discipline and patience.

    Markets have always been subject to sharp and sudden declines--and equally sharp and sudden gains. Investors who exit the market at the first sign of a decline risk missing out on significant one-day gains. The table below compares the returns earned by a hypothetical long-term investor who remained in the market to returns earned by other investors who missed just a few days of market gains.

2 SET REASONABLE EXPECTATIONS

While stocks have outperformed other investments over the last half century, they are subject to much higher or much lower returns in a given year or over relatively short investment periods. The 1990s saw much higher-than-average annual returns, but returns for 2000 were much lower than the historical averages. Like many other things, investment returns are subject to significant volatility over the short term--but they average out over time.

    Take a look at how returns for the S&P 500 compare over the short term and the long term. When markets become difficult, as they have been for the last two years, it's natural to long for the "good old days" of the 1990s

THE LONG AND SHORT OF INVESTING

================================================================================

REWARDS OF LONG-TERM INVESTING

S&P 500 Index: For the 10 years ended September 30, 2002(1)

                      AVERAGE ANNUAL
TIME PERIOD            TOTAL RETURN

Fully invested             9.00%
Miss the 10 best days      4.05
Miss the 20 best days      0.40
Miss the 30 best days     -2.56

Source: FactSet Research Systems

================================================================================

================================================================================

ONE YEAR RETURNS CAN VARY WIDELY, BUT THEY AVERAGE OUT OVER TIME

S&P 500 Index(1)

                              AVERAGE          HIGHEST             LOWEST
TIME PERIOD                   RETURN           RETURN              RETURN

1971-1980                       8.48%              --                 --
1975                              --            37.23%                --
1974                              --               --             -26.47%
1981-1990                      13.92               --                 --
1985                              --            31.73                 --
1981                              --               --              -4.92
1991-2000                      17.44               --                 --
1995                              --            37.53                 --
2000                              --               --              -9.10
30-year average (1971-2000):   13.22               --                 --

Source: Lipper, Inc.

================================================================================
when markets rose 20% or more, year after year. Long-term investors, of course, realize that the 1990s were as much an aberration as are the double-digit declines we've seen more recently. Long-term investors look past short-term declines and keep reasonable long-term expectations.

    Remember, on average, a 20% market decline occurs every five years, and 10 20% corrections occurred in the 54-year period from 1946 to 1999. The market declines of 2000 and 2001 are nothing new to long-term investors.

3 PRACTICE DOLLAR-COST AVERAGING(2)

Saving and investing for long-term goals, such as retirement, is a lifelong process--something we need to do year after year, regardless of temporary market conditions.

    Dollar-cost averaging can take the guesswork out of investing and can help you achieve your long-term investment goals. When you practice dollar-cost averaging, you invest a fixed amount of money at regular intervals regardless of market conditions. You can decide how much and how often to invest.

    There are several advantages to dollar-cost averaging:

o Regular investing helps you make the most of market swings. By investing a fixed amount on a regular basis, you automatically buy more shares when prices are low and fewer shares when prices are high.

o Your average cost per share is less than your average price per share. (The chart below illustrates how dollar-cost averaging works.) The only time this would not occur is if share prices remain constant.

o This strategy is especially appropriate for long-term investments, such as retirement plans. This is because the longer you maintain a regular investment program, the more likely it is that you will buy shares at a wide variety of prices.

o You will be less tempted to make decisions based on short-term events or market conditions. Dollar-cost averaging helps take the emotion out of the investment process.

4 TALK WITH YOUR FINANCIAL ADVISOR

Any time of uncertainty is a good time to speak with your financial advisor.

    Your financial advisor can help you maintain a long-term investment perspective. He or she is familiar with your unique financial situation and financial goals. He or she can work with you to ensure that your investments are still appropriate to achieve your long-term financial goals--or can recommend changes to your investments based on changing market conditions or your changing needs.

    Your financial advisor can help you remain committed to your long-term financial goals and can explain how a disciplined approach to investing can be beneficial over the long term. Also, your financial advisor can ensure that your investments are diversified across various asset classes and investment styles to manage risk.

(1) The unmanaged Standard and Poor's Composite Index of 500 Stocks (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. Results assume the reinvestment of dividends. An investment cannot be made directly in an index.

(2) No investment technique can assure a profit or protect against losses in declining markets. Because dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, you should consider your ability to continue making purchases during periods of low price levels.

Source: Ibbotson, Associates

================================================================================

DOLLAR-COST AVERAGING CAN BENEFIT LONG-TERM INVESTORS(2)

                                  AMOUNT             SHARE            SHARES
MONTH                            INVESTED            PRICE           PURCHASED
January                           $200.00           $24.00             8.333
February                           200.00            20.00            10.000
March                              200.00            14.00            14.286
April                              200.00            18.00            11.111
May                                200.00            22.00             9.091
June                               200.00            24.00             8.333
Total invested:                 $1,200.00
Average price per share:                             20.33
Total shares purchased:                                               61.154
Average cost per share:                              19.62


                                   [COVER ART]

This is a hypothetical example demonstrating how dollar-cost averaging works. It does not reflect the performance of any particular investment.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                    SHARES       VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-46.68%

Integrated Oil & Gas-3.84%

Murphy Oil Corp.                                     13,700   $ 1,148,471
=========================================================================

Multi-Utilities & Unregulated Power-0.50%

Equitable Resources, Inc.                             4,200       149,520
=========================================================================

Oil & Gas Drilling-14.13%

Grey Wolf, Inc.(a)                                  229,600       918,400
-------------------------------------------------------------------------
Parker Drilling Co.(a)                              350,000       815,500
-------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                        41,000     1,185,720
-------------------------------------------------------------------------
Pride International, Inc.(a)                         50,300       698,164
-------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                  29,700       605,583
=========================================================================
                                                                4,223,367
=========================================================================

Oil & Gas Equipment & Services-10.30%

BJ Services Co.(a)                                   37,700     1,143,441
-------------------------------------------------------------------------
Key Energy Services, Inc.(a)                        124,800     1,114,464
-------------------------------------------------------------------------
Oceaneering International, Inc.(a)                   11,200       310,240
-------------------------------------------------------------------------
Smith International, Inc.(a)                         16,400       512,664
=========================================================================
                                                                3,080,809
=========================================================================

Oil & Gas Exploration & Production-15.79%

Apache Corp.                                         17,800       962,268
-------------------------------------------------------------------------
BP Prudhoe Bay Royalty Trust                         68,400       899,460
-------------------------------------------------------------------------
Burlington Resources Inc.                             6,800       280,160
-------------------------------------------------------------------------
Devon Energy Corp.                                   10,600       535,300
-------------------------------------------------------------------------
Quicksilver Resources Inc.(a)                        23,900       525,800
-------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                         27,100       521,675
-------------------------------------------------------------------------
XTO Energy, Inc.                                     41,400       995,670
=========================================================================
                                                                4,720,333
=========================================================================

Oil & Gas Refining, Marketing &
  Transportation-2.12%

Premcor Inc.(a)                                       5,500       110,275
-------------------------------------------------------------------------
Valero Energy Corp.                                  14,900       524,629
=========================================================================
                                                                  634,904
=========================================================================
    Total Domestic Common Stocks (Cost
      $15,066,044)                                             13,957,404
=========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-47.38%

Canada-45.45%

Canadian Oil Sands Trust (Oil & Gas Exploration &
  Production)                                        29,300       687,321
-------------------------------------------------------------------------
CE Franklin Ltd. (Oil & Gas Equipment &
  Services)(a)                                      128,800       307,832
-------------------------------------------------------------------------
CHC Helicopter Corp.-Class A (Oil & Gas Equipment
  & Services)                                        38,800       744,324
-------------------------------------------------------------------------

                                                                MARKET
                                                    SHARES       VALUE
-------------------------------------------------------------------------
Canada-(Continued)

Clean Power Income Fund (Electric Utilities)        196,500   $ 1,291,419
-------------------------------------------------------------------------
Crescent Point Energy Ltd.-Class A (Oil & Gas
  Exploration & Production)(a)                      600,000     1,290,033
-------------------------------------------------------------------------
Energy Savings Income Fund-Receipts (Electric
  Utilities)                                         16,400       172,094
-------------------------------------------------------------------------
Ensign Resource Service Group, Inc. (Oil & Gas
  Drilling)                                          97,700       983,208
-------------------------------------------------------------------------
Gabriel Resources Ltd. (Diversified Metals &
  Mining)(a)                                        175,000       460,497
-------------------------------------------------------------------------
Ketch Resources Ltd. (Integrated Oil & Gas)(a)            1             1
-------------------------------------------------------------------------
LionOre Mining International Ltd. (Diversified
  Metals & Mining)(a)                                93,700       249,570
-------------------------------------------------------------------------
Oiltec Resources Ltd. (Oil & Gas Exploration &
  Production)(a)                                    200,000       282,395
-------------------------------------------------------------------------
Olympia Energy Inc. (Oil & Gas Exploration &
  Production)(a)                                    201,400       445,947
-------------------------------------------------------------------------
PEYTO Exploration & Development Corp. (Oil & Gas
  Exploration & Production)(a)                      202,600     1,179,374
-------------------------------------------------------------------------
Placer Dome Inc. (Gold)                              64,400       564,187
-------------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas Drilling)(a)     32,000     1,093,229
-------------------------------------------------------------------------
Progress Energy Ltd. (Oil & Gas Exploration &
  Production)(a)                                    169,600       685,758
-------------------------------------------------------------------------
Provident Energy Trust (Oil & Gas Exploration &
  Production)                                       112,581       769,519
-------------------------------------------------------------------------
SFK Pulp Fund (Forest Products) (Acquired
  07/26/02; Cost $206,145)(b)                        32,400       235,872
-------------------------------------------------------------------------
ShawCor Ltd. (Oil & Gas Equipment & Services)        65,100       568,231
-------------------------------------------------------------------------
Stuart Energy Systems Corp. (Electrical Components
  & Equipment)(a)                                    38,300        58,995
-------------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                        19,300       707,910
-------------------------------------------------------------------------
Zargon Oil & Gas Ltd. (Oil & Gas Exploration &
  Production)(a)                                    158,600       809,236
=========================================================================
                                                               13,586,952
=========================================================================

France-1.93%

L'Air Liquide S.A. (Industrial Gases)                 4,503       576,745
=========================================================================
    Total Foreign Stocks & Other Equity Interests
      (Cost $13,530,630)                                       14,163,697
=========================================================================



                                                                MARKET
                                                    SHARES       VALUE
-------------------------------------------------------------------------
MONEY MARKET FUNDS-3.38%

STIC Liquid Assets Portfolio(c)                     504,632   $   504,632
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                             504,632       504,632
=========================================================================
    Total Money Market Funds (Cost $1,009,264)                  1,009,264
=========================================================================
TOTAL INVESTMENTS-97.44% (Cost $29,605,938)                    29,130,365
=========================================================================
OTHER ASSETS LESS LIABILITIES-2.56%                               766,790
=========================================================================
NET ASSETS-100.00%                                            $29,897,155
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.79% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $29,605,938)*                                  $29,130,365
------------------------------------------------------------
Foreign currencies, at value (cost $5,064)             5,090
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,498,034
------------------------------------------------------------
  Fund shares sold                                    35,009
------------------------------------------------------------
  Dividends                                           31,122
------------------------------------------------------------
Investment for deferred compensation plan              2,482
------------------------------------------------------------
Collateral for securities loaned                   3,621,821
------------------------------------------------------------
Other assets                                          18,148
============================================================
    Total assets                                  36,342,071
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,632,395
------------------------------------------------------------
  Fund shares reacquired                             103,301
------------------------------------------------------------
  Deferred compensation plan                           2,482
------------------------------------------------------------
  Collateral upon return of securities loaned      3,621,821
------------------------------------------------------------
Accrued distribution fees                             26,075
------------------------------------------------------------
Accrued trustees' fees                                   795
------------------------------------------------------------
Accrued transfer agent fees                           15,561
------------------------------------------------------------
Accrued operating expenses                            42,486
============================================================
    Total liabilities                              6,444,916
============================================================
Net assets applicable to shares outstanding      $29,897,155
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $18,075,730
____________________________________________________________
============================================================
Class B                                          $10,510,485
____________________________________________________________
============================================================
Class C                                          $ 1,310,940
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,629,154
____________________________________________________________
============================================================
Class B                                              978,993
____________________________________________________________
============================================================
Class C                                              121,997
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     11.10
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.10 divided by
      95.25%)                                    $     11.65
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     10.74
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     10.75
____________________________________________________________
============================================================

* At October 31, 2002, securities with an aggregate market value of $3,531,838 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $47,024)                                        $   489,603
-------------------------------------------------------------
Dividends from affiliated money market funds           30,325
-------------------------------------------------------------
Interest                                                  369
-------------------------------------------------------------
Security lending income                                32,792
=============================================================
    Total investment income                           553,089
=============================================================

EXPENSES:

Advisory fees                                         288,354
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         22,084
-------------------------------------------------------------
Distribution fees -- Class A                           80,639
-------------------------------------------------------------
Distribution fees -- Class B                          121,290
-------------------------------------------------------------
Distribution fees -- Class C                           13,180
-------------------------------------------------------------
Transfer agent fees                                   154,093
-------------------------------------------------------------
Trustees' fees                                          8,427
-------------------------------------------------------------
Printing                                               55,879
-------------------------------------------------------------
Professional fees                                      43,909
-------------------------------------------------------------
Other                                                  44,731
=============================================================
    Total expenses                                    882,586
=============================================================
Less: Fees waived                                    (223,074)
-------------------------------------------------------------
    Expenses paid indirectly                             (572)
=============================================================
    Net expenses                                      658,940
=============================================================
Net investment income (loss)                         (105,851)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (4,122,316)
-------------------------------------------------------------
  Foreign currencies                                   (2,485)
=============================================================
                                                   (4,124,801)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                             4,563,717
-------------------------------------------------------------
  Foreign currencies                                    4,368
=============================================================
                                                    4,568,085
=============================================================
Net gain from investment securities and foreign
  currencies                                          443,284
=============================================================
Net increase in net assets resulting from
  operations                                      $   337,433
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (105,851)   $     50,642
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (4,124,801)      1,679,569
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 4,568,085      (6,590,217)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    337,433      (4,860,006)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (71,556)             --
------------------------------------------------------------------------------------------
  Class B                                                             (220)             --
------------------------------------------------------------------------------------------
  Class C                                                              (16)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        5,662,718       1,813,664
------------------------------------------------------------------------------------------
  Class B                                                       (1,624,200)        691,805
------------------------------------------------------------------------------------------
  Class C                                                          421,819         725,619
==========================================================================================
    Net increase (decrease) in net assets                        4,725,978      (1,628,918)
==========================================================================================

NET ASSETS:

  Beginning of year                                             25,171,177      26,800,095
==========================================================================================
  End of year                                                 $ 29,897,155    $ 25,171,177
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 56,355,950    $ 52,082,179
------------------------------------------------------------------------------------------
  Undistributed net investment income                              137,264          42,839
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (26,123,996)    (21,913,693)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (472,063)     (5,040,148)
==========================================================================================
                                                              $ 29,897,155    $ 25,171,177
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Energy Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. During the year ended October 31, 2002, AIM waived fees of $233,074.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $93,933 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $80,639, $121,290 and $13,180, respectively.

  AIM Distributors retained commissions of $9,416 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $31, $0 and $5,091 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $2,776 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $504 and reductions in custodian fees of $68 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $572.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $3,531,838 were on loan to brokers. The loans were secured by cash collateral of $3,621,821 received by the Fund and invested in affiliated money market funds as follows:
$1,810,911 in STIC Liquid Assets Portfolio and $1,810,910 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $32,792 for securities lending.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                             2002      2001
------------------------------------------------------------
Distributions paid from ordinary Income     $71,792    $  --
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $    140,605
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                      (572,088)
-------------------------------------------------------------
Temporary book/tax differences                         (3,340)
-------------------------------------------------------------
Capital loss carryforward                         (26,023,972)
-------------------------------------------------------------
Shares of beneficial interest                      56,355,950
=============================================================
                                                 $ 29,897,155
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, tax treatment of partnership items and other deferrals. Amount includes appreciation on foreign currencies of $3,510.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2006                               $20,054,017
----------------------------------------------------------
October 31, 2007                                 1,450,461
----------------------------------------------------------
October 31, 2008                                   338,540
----------------------------------------------------------
October 31, 2010                                 4,180,954
==========================================================
                                               $26,023,972
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $47,215,023 and $42,397,984, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 1,603,253
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (2,178,851)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $  (575,598)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $29,705,963.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss, and other items, on October 31, 2002, undistributed net investment income was increased by $272,068, undistributed net realized gains decreased by $85,502 and shares of beneficial interest decreased by $186,566. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                        2002                        2001
                                                              -------------------------    -----------------------
                                                               SHARES         AMOUNT        SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,372,711*   $15,660,046*     737,964    $ 9,417,339
------------------------------------------------------------------------------------------------------------------
  Class B                                                       505,919       5,786,626     548,545      6,880,493
------------------------------------------------------------------------------------------------------------------
  Class C                                                       308,554       3,384,904     111,491      1,402,897
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         6,136          62,830          --             --
------------------------------------------------------------------------------------------------------------------
  Class B                                                            18             180          --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                             1              12          --             --
==================================================================================================================
Reacquired:
  Class A                                                      (905,005)    (10,060,158)   (616,551)    (7,603,675)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (701,012)*    (7,411,006)*  (528,940)    (6,188,688)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (278,055)     (2,963,097)    (58,126)      (677,278)
==================================================================================================================
                                                                309,267    $  4,460,337     194,383    $ 3,231,088
__________________________________________________________________________________________________________________
==================================================================================================================

* Includes automatic conversion of 127,313 shares of Class B shares in the amount of $1,378,868 to 123,071 shares of Class A shares in the amount of $1,378,868.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.58       $ 12.22       $ 12.12       $ 10.95       $ 20.65
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)      0.05(a)       0.02(a)       0.02(a)      (0.11)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.59         (1.69)         0.08          1.15         (8.91)
=============================================================================================================================
    Total from investment operations                             0.58         (1.64)         0.10          1.17         (9.02)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.06)           --            --            --         (0.19)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --            --            --         (0.49)
=============================================================================================================================
    Total distributions                                         (0.06)           --            --            --         (0.68)
=============================================================================================================================
Net asset value, end of period                                $ 11.10       $ 10.58       $ 12.22       $ 12.12       $ 10.95
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  5.56%       (13.42)%        0.74%        10.68%       (45.02)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,076       $12,224       $12,638       $15,664       $19,463
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)      2.00%         2.00%         2.00%         1.98%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.76%(c)      2.84%         2.80%         2.30%         2.29%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.13)%(c)     0.45%         0.18%         0.19%        (0.75)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           152%          189%          105%          123%          201%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $16,127,732.

                                                                                CLASS B
                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------
                                                     2002          2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 10.23       $ 11.88       $ 11.84       $ 10.75       $ 20.37
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.07)(a)     (0.01)(a)     (0.04)(a)     (0.04)(a)     (0.18)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    0.58         (1.64)         0.08          1.13         (8.76)
===================================================================================================================
    Total from investment operations                   0.51         (1.65)         0.04          1.09         (8.94)
===================================================================================================================
Less distributions:
  Dividends from net investment income                (0.00)           --            --            --         (0.19)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --            --            --            --         (0.49)
===================================================================================================================
    Total distributions                               (0.00)           --            --            --         (0.68)
===================================================================================================================
Net asset value, end of period                      $ 10.74       $ 10.23       $ 11.88       $ 11.84       $ 10.75
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                        4.99%       (13.89)%        0.34%        10.14%       (45.25)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $10,510       $12,010       $13,710       $20,019       $28,996
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.50%(c)      2.50%         2.50%         2.50%         2.48%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  3.26%(c)      3.34%         3.30%         2.80%         2.79%
===================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.63)%(c)    (0.05)%       (0.32)%       (0.31)%       (1.25)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                 152%          189%          105%          123%          201%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $12,129,059.


                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                        MARCH 1, 1999
                                                                                                         (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              -----------------------------------        OCTOBER 31,
                                                               2002          2001          2000             1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.24       $ 11.88       $ 11.84          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)     (0.01)(a)     (0.04)(a)       (0.03)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.58         (1.63)         0.08            1.87
=====================================================================================================================
    Total from investment operations                             0.51         (1.64)         0.04            1.84
=====================================================================================================================
Less dividends from net investment income                       (0.00)           --            --              --
=====================================================================================================================
Net asset value, end of period                                $ 10.75       $ 10.24       $ 11.88          $11.84
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  4.98%       (13.80)%        0.34%          18.40%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,311       $   937       $   453          $   41
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(c)      2.50%         2.50%           2.50%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.26%(c)      3.34%         3.30%           2.80%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.63)%(c)    (0.05)%       (0.32)%         (0.31)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           152%          189%          105%            123%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,317,975.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Energy Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Energy Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm)
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2002, 99.92% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

====================================================================================================================================

                                                                                                          FIXED INCOME

         DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                                   TAXABLE

         MORE AGGRESSIVE                           MORE AGGRESSIVE                                       MORE AGGRESSIVE

AIM Emerging Growth Fund                  AIM Developing Markets Fund                       AIM High Yield Fund II
AIM Small Cap Growth Fund(1)              AIM European Small Company Fund                   AIM High Yield Fund
AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund(2)                   AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)             AIM International Emerging Growth Fund            AIM Income Fund
AIM Mid Cap Growth Fund                   AIM Global Aggressive Growth Fund                 AIM Global Income Fund
AIM Libra Fund                            AIM European Growth Fund(2)                       AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund          AIM International Growth Fund(2)                  AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)            AIM Global Growth Fund                            AIM Short Term Bond Fund
AIM Constellation Fund                    AIM Worldwide Spectrum Fund                       AIM Floating Rate Fund
AIM Large Cap Growth Fund                 AIM Global Trends Fund                            AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                       AIM International Core Equity Fund(2)             AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                                   MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                       SECTOR EQUITY                                         TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                         MORE AGGRESSIVE                                   MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                        AIM New Technology Fund                           AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund              AIM Global Science and Technology Fund(2)         AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund            AIM Global Energy Fund                            AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                          AIM Global Financial Services Fund                AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                      AIM Global Health Care Fund
AIM Large Cap Basic Value Fund            AIM Global Utilities Fund                                     MORE CONSERVATIVE
AIM Balanced Fund*                        AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                                [AIM FUNDS LOGO]
                                                     MORE CONSERVATIVE                              --Registered Trademark--
        MORE CONSERVATIVE

* Domestic equity and income fund

====================================================================================================================================


Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares opened to new investors on Oct. 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                                GEN-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                       AIM GLOBAL FINANCIAL SERVICES FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                    THE BANKER AND HIS WIFE BY QUENTIN METSYS

 THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRESENTED THEIR FORTUNES FOR

SAFEKEEPING TO THOSE THEY COULD TRUST, USUALLY GOLDSMITHS. THE GOLDSMITHS WOULD

  ISSUE A NOTE THAT OFFERED TO PAY THE BEARER THE VALUE OF THE COINS DEPOSITED.

THESE NOTES WERE OFTEN EXCHANGED AND CIRCULATED, RATHER THAN CASHED IN, AND THE

  GOLDSMITHS PROFITED BY CHARGING INTEREST ON THE LOANS THEY GRANTED USING THE

                      GOLD AND SILVER IN THEIR POSSESSION.

================================================================================

AIM GLOBAL FINANCIAL SERVICES FUND IS FOR SHAREHOLDERS SEEKING LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF DOMESTIC AND FOREIGN FINANCIAL SERVICES COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Financial Services Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The "free" index represents actual buyable opportunities for global investors.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice-it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    Although most world markets declined in 2002, a favorable interest rate environment, particularly in the U.S., helped financial services stocks minimize losses. Given this environment, AIM Global Financial Services Fund Class A shares returned -7.55% for the fiscal year ended October 31, 2002. The fund outperformed its benchmark, the MSCI All Country (AC) World Free Index, which returned -13.57% over the same period.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                         . . . A FAVORABLE INTEREST RATE

                     ENVIRONMENT, PARTICULARLY IN THE U.S.,

                        HELPED FINANCIAL SERVICES STOCKS

                                MINIMIZE LOSSES.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LOW INTEREST RATE ENVIRONMENT CUSHIONS MARKET VOLATILITY

HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM DURING THE FISCAL YEAR?

Most major markets, both in the U.S. and abroad, declined in 2002. Favorable interest rate conditions, however, helped financial services shares minimize losses and outperform the broad market. Given this environment, for the fiscal year ended October 31, 2002, AIM Global Financial Services Fund returned -7.55% for Class A shares and -8.02% for Class B shares and Class C shares, excluding sales charges. The fund bettered its broad market benchmark, the MSCI All Country (AC) World Free Index, which returned -13.57%. By comparison, the fund also outperformed the S&P 500 Index, frequently used as a general measure of U.S. stock market performance, which returned -15.10%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Markets moved lower as concerns about accounting irregularities, anemic corporate earnings, and a possible conflict with Iraq dampened investor enthusiasm for stocks worldwide. Except for several short-lived rallies, U.S. markets reached some of their lowest levels in nearly five years. International market returns varied greatly by region but were, for the most part, lower in 2002.

    World markets rebounded, however, in October, as several major companies reported better-than-expected earnings and there were also indications that the Federal Reserve (the Fed) might reduce the federal funds rate which stood at 1.75% at the close of the reporting period--its lowest level in years.

HOW DID FINANCIAL SERVICES STOCKS FARE DURING THE REPORTING PERIOD?

Slow but positive economic growth, relatively contained inflation, and low interest rates provided a positive environment for the financial services sector. Sub-sector and industry performance, however, varied considerably. As in the broad market, there were large volatile swings within the financial services sector.

    Large financial conglomerates suffered from highly publicized accounts of alleged conflicts of interest between their investment banking and research divisions. Citigroup, a fund holding, announced plans to split off its equity research and private client brokerage operations from its investment banking and underwriting businesses in an effort to stem criticism about analysts' conflict of interest.

    Against a backdrop of low and declining interest rates, banks, however, were able to capitalize on a favorable lending market. The spread between short and long-term rates helped banks take advantage of paying low rates to depositors, while lending at higher rates.

    Low rates also encouraged new home ownership and mortgage refinancing, which benefited consumer finance companies. In this environment, fund holding Countrywide Financial Corp.--the largest independent residential mortgage lending firm in the United States--reported strong earnings.

    The insurance industry--hit by billions of dollars in losses from last year's terrorist attacks--found an improved pricing environment. However, weak equity markets and an increase in loss costs drove down stocks in the industry.

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES                               TOP COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Bank of America Corp.                     4.2%     1. BANKS                               40.4%   UNITED STATES           76.2%

 2. Citigroup Inc.                            3.6      2. DIVERSIFIED FINANCIAL SERVICES      30.1    IRELAND                  3.9%

 3. Lehman Brothers Holdings Inc.             3.5      3. PROPERTY & CASUALTY INSURANCE        7.7    ITALY                    2.5%

 4. Legg Mason, Inc.                          3.1      4. MULTI-LINE INSURANCE                 4.4    UNITED KINGDOM           2.4%

 5. American International Group, Inc.        2.9      5. LIFE & HEALTH INSURANCE              4.3    BERMUDA                  2.1%

 6. Merrill Lynch & Co., Inc.                 2.8      6. CONSUMER FINANCE                     2.6             [PIE CHART]

 7. Goldman Sachs Group, Inc. (The)           2.6      7. REINSURANCE                          2.4    FRANCE                   1.8%

 8. Anglo Irish Bank Corp. PLC (Ireland)      2.5      8. DATA PROCESSING SERVICES             1.7    SPAIN                    1.7%

 9. Wells Fargo & Co.                         2.5      9. IT CONSULTING & SERVICES             1.1    CANADA                   1.5%

10. Cullen/Frost Bankers, Inc.                2.3     10. INSURANCE BROKERS                    0.9    CAYMAN ISLANDS           1.6%

                                                                                                      HONG KONG                1.4%

                                                                                                      OTHER                    4.9%

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continue to adhere to our growth at a reasonable price, or GARP, selection process to identify attractive stocks. Overall, we continue to seek opportunities the same way we always have, with an eye on earnings and valuations, using our own models to evaluate companies. The fund is well-diversified by sub-sector, industry and name.

    Our relative overweight in bank stocks over the past few years has benefited the fund. Low interest rates and relatively strong earnings have helped the industry. However, our move out of consumer lending and into commercial lending was a bit premature. Nonetheless, our research supports potential upside movement in the commercial lending industry.

    While the majority of the fund's holdings are in North American stocks, we also hold about 14% of the fund's assets in European shares. Our holdings in smaller European names have done well. The balance of the fund's country exposure is in Asian, Latin American and Bermuda reinsurance stocks.

CAN YOU DISCUSS SOME PARTICULAR HOLDINGS?

o Anglo Irish Bank was the best-performing stock for the fund year-to-date through October. This Irish bank provides financial services primarily to small and mid-size companies in the UK and Ireland. The stock has benefited both from the fast-growing Irish economy as well as from a superior business model, which has allowed it to gain market share on a regular basis for several years.

o FleetBoston Financial Corp, one of the largest banks in the United States, operates 250 offices in 25 countries with a significant presence in Latin America. The stock has detracted from fund performance recently as the company's earnings were hurt by its exposure to volatile Latin American markets. We still find it and the banking industry as a whole, however, attractive.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Interest rates were low. The nation's gross domestic product (GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending accounted for much of the third-quarter economic expansion.

    Many investors look to the financial services sector as an indicator of the overall health of the economy and to assess commercial and consumer patterns. However, industries within the financial services sector do not trade homogeneously. While life insurance and thrift stocks are highly-correlated with interest rates, economic recovery is the main driver for much of the sector. Therefore, improving economic conditions should prove a boon, not only to the general market, but also to financial services stocks.

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52        24     3/31/61         65    9/30/69         93    3/31/78         89    9/30/86        231    3/31/95          500
12/31/52       26     6/30/61         64    12/31/69        92    6/30/78         95    12/31/86       242    6/30/95          544
3/31/53        25     9/29/61         66    3/31/70         89    9/29/78        102    3/31/87        291    9/29/95          584
6/30/53        24     12/29/61        71    6/30/70         72    12/29/78        96    6/30/87        304    12/29/95         615
9/30/53        23     3/30/62         69    9/30/70         84    3/30/79        101    9/30/87        321    3/29/96          645
12/31/53       24     6/29/62         54    12/31/70        92    6/29/79        102    12/31/87       247    6/28/96          670
3/31/54        26     9/28/62         56    3/31/71        100    9/28/79        109    3/31/88        258    9/30/96          687
6/30/54        29     12/31/62        63    6/30/71         99    12/31/79       107    6/30/88        273    12/31/96         740
9/30/54        32     3/29/63         66    9/30/71         98    3/31/80        102    9/30/88        271    3/31/97          757
12/31/54       35     6/28/63         69    12/31/71       102    6/30/80        114    12/30/88       277    6/30/97          885
3/31/55        36     9/30/63         71    3/31/72        107    9/30/80        125    3/31/89        294    9/30/97          947
6/30/55        41     12/31/63        75    6/30/72        107    12/31/80       135    6/30/89        317    12/31/97         970
9/30/55        43     3/31/64         78    9/29/72        110    3/31/81        136    9/29/89        349    3/31/98         1101
12/30/55       45     6/30/64         81    12/29/72       118    6/30/81        131    12/29/89       353    6/30/98         1133
3/30/56        48     9/30/64         84    3/30/73        111    9/30/81        116    3/30/90        339    9/30/98         1017
6/29/56        46     12/31/64        84    6/29/73        104    12/31/81       122    6/29/90        358    12/31/98        1229
9/28/56        45     3/31/65         86    9/28/73        108    3/31/82        111    9/28/90        306    3/31/99         1286
12/31/56       46     6/30/65         84    12/31/73        97    6/30/82        109    12/31/90       330    6/30/99         1372
3/29/57        44     9/30/65         89    3/29/74         93    9/30/82        120    3/29/91        375    9/30/99         1282
6/28/57        47     12/31/65        92    6/28/74         86    12/31/82       140    6/28/91        371    12/31/99        1469
9/30/57        42     3/31/66         89    9/30/74         63    3/31/83        152    9/30/91        387    3/31/00         1498
12/31/57       39     6/30/66         84    12/31/74        68    6/30/83        168    12/31/91       417    6/30/00         1454
3/31/58        42     9/30/66         76    3/31/75         83    9/30/83        166    3/31/92        403    9/29/00         1436
6/30/58        45     12/30/66        80    6/30/75         95    12/30/83       164    6/30/92        408    12/29/00        1320
9/30/58        50     3/31/67         90    9/30/75         83    3/30/84        159    9/30/92        417    3/30/01         1160
12/31/58       55     6/30/67         90    12/31/75        90    6/29/84        153    12/31/92       435    6/29/01         1224
3/31/59        55     9/29/67         96    3/31/76        102    9/28/84        166    3/31/93        451    9/28/01         1040
6/30/59        58     12/29/67        96    6/30/76        104    12/31/84       167    6/30/93        450    12/31/01        1148
9/30/59        56     3/29/68         90    9/30/76        105    3/29/85        180    9/30/93        458    3/29/02         1147
12/31/59       59     6/28/68         99    12/31/76       107    6/28/85        191    12/31/93       466    6/28/02          989
3/31/60        55     9/30/68        102    3/31/77         98    9/30/85        182    3/31/94        445    9/30/02          815
6/30/60        56     12/31/68       103    6/30/77        100    12/31/85       211    6/30/94        444
9/30/60        53     3/31/69        101    9/30/77         96    3/31/86        238    9/30/94        462
12/30/60       58     6/30/69         97    12/30/77        95    6/30/86        250    12/30/94       459

                                                                                                                Source: Bloomberg LP
====================================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          MEGGAN M. WALSH, LEAD MANAGER

                                 CLAS G. OLSSON

                                BARRETT K. SIDES

                          ASSISTED BY THE BALANCED TEAM

                          See important fund and index

                         disclosures inside front cover.

                                     [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/31/94-10/31/02

                                [MOUNTAIN CHART]

              AIM GLOBAL FINANCIAL    AIM GLOBAL FINANCIAL
                 SERVICES FUND            SERVICES FUND          MSCI AC WORLD
DATE             CLASS A SHARES          CLASS B SHARES         WORLD FREE INDEX
05/31/94             9525                   10000                    10000
7/94                 9508                    9974                    10171
10/94                9682                   10149                    10549
1/95                 8824                    9231                     9920
4/95                 8583                    8969                    10867
7/95                 9850                   10281                    11521
10/95                9933                   10350                    11386
1/96                11007                   11458                    12368
4/96                11410                   11863                    12918
7/96                10999                   11430                    12516
10/96               11943                   12400                    13190
1/97                13026                   13498                    13924
4/97                13424                   13885                    14276
7/97                16121                   16662                    16621
10/97               15517                   16009                    15309
1/98                15892                   16383                    16094
4/98                18821                   19376                    18097
7/98                19037                   19572                    18078
10/98               15909                   16345                    17303
1/99                19328                   19834                    19596
4/99                22321                   22872                    20826
7/99                20730                   21214                    21005
10/99               21730                   22213                    21804
1/00                22178                   22635                    23042
4/00                23134                   23587                    23533
7/00                25217                   25671                    23001
10/00               28267                   28742                    21975
1/01                28882                   29324                    21490
4/01                27214                   27600                    19694
7/01                27354                   27709                    18581
10/01               23458                   23726                    16450
1/02                25621                   25882                    17131
4/02                26094                   26328                    17193
7/02                22793                   23002                    14792
10/02               21678                   21877                    14218

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Global Financial Services Fund Class A & B shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 5/31/94-10/31/02. It is important to understand the difference between your fund and an index. A market index, such as the MSCI All Country (AC) World Free Index is not managed and incurs no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return. Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

================================================================================

FUND RETURNS

as of 10/31/02

FUND VS. INDEX

AVERAGE ANNUAL TOTAL RETURNS

5/31/94-10/31/02, excluding sales charges

================================================================================
                                   [BAR CHART]

AIM GLOBAL FINANCIAL SERVICES
  FUND CLASS A SHARES                   10.26%*

MSCI AC WORLD FREE INDEX                 4.27%

Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges


CLASS A SHARES
 Inception (5/31/94)      9.63%
  5 Years                 5.88
  1 Year                -11.95

CLASS B SHARES
 Inception (5/31/94)      9.74%
  5 Years                 6.08
  1 year                -12.61

CLASS C SHARES
 Inception (3/1/99)       3.58%
  1 Year                 -8.94

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (5/31/94), 8.83%; five years, 3.14%; one year, -18.06%.
Class B shares, inception (5/31/94), 8.95%; five years, 3.30%; one year, -18.64%. Class C shares, inception (3/1/99), 1.72%; one year, -15.21%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                             EDUCATION AND PLANNING

OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2001, only two were negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

    In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

    Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance vs. 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year-by- year results below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

================================================================================

THE LONG AND SHORT OF INVESTING

THE PENALTY FOR MISSING THE MARKET


S&P 500 9/30/92-9/30/02

PERIOD                          AVERAGE ANNUAL             GROWTH
OF INVESTMENT                    TOTAL RETURN            OF $10,000
Staying the Course                   9.00%                 $23,674
Miss the 10 Best Days                4.05                   14,868
Miss the 20 Best Days               -0.40                   10,406
Miss the 30 Best Days               -2.56                    7,712
Miss the 40 Best Days               -5.09                    5,933
Miss the 60 Best Days               -9.42                    3,718

Sources: FactSet Research Systems, Lipper, Inc.

================================================================================

YEAR BY YEAR RESULTS

Average total returns for three asset classes

                                 FOREIGN STOCKS                U.S. BONDS
            U.S. STOCKS      (MSCI EAFE--Registered        (LEHMAN AGGREGATE
YEAR         (S&P 500)         Trademark-- INDEX)              BOND INDEX)
1997           33.35%                 1.78%                        9.65%
1998           28.60                 20.00                         8.69
1999           21.03                 26.96                        -0.82
2000           -9.10                -14.17                        11.63
2001          -11.88                -21.44                         8.44

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-72.36%

Banks-23.38%

Bank of America Corp.                           137,000     $  9,562,600
------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 91,000        2,366,000
------------------------------------------------------------------------
Charter One Financial, Inc.                      87,150        2,638,902
------------------------------------------------------------------------
Comerica Inc.                                   102,000        4,453,320
------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                      148,000        5,125,240
------------------------------------------------------------------------
FleetBoston Financial Corp.                     218,900        5,120,071
------------------------------------------------------------------------
M&T Bank Corp.                                   15,000        1,228,800
------------------------------------------------------------------------
Mellon Financial Corp.                          125,003        3,536,335
------------------------------------------------------------------------
Northern Trust Corp.                             58,000        2,019,560
------------------------------------------------------------------------
Synovus Financial Corp.                         141,000        2,889,090
------------------------------------------------------------------------
U.S. Bancorp.                                    70,000        1,476,300
------------------------------------------------------------------------
Wachovia Corp.                                   71,500        2,487,485
------------------------------------------------------------------------
Wells Fargo & Co.                               112,500        5,677,875
------------------------------------------------------------------------
Zions Bancorp.                                  107,500        4,322,575
========================================================================
                                                              52,904,153
========================================================================

Consumer Finance-2.63%

Countrywide Financial Corp.                      28,000        1,408,680
------------------------------------------------------------------------
MBNA Corp.                                      223,500        4,539,285
========================================================================
                                                               5,947,965
========================================================================

Data Processing Services-1.68%

DST Systems, Inc.(a)                            124,000        3,813,000
========================================================================

Diversified Financial Services-28.38%

Alliance Capital Management Holding L.P.         63,000        1,833,930
------------------------------------------------------------------------
American Express Co.                            109,500        3,982,515
------------------------------------------------------------------------
CIT Group Inc.                                   61,000        1,086,410
------------------------------------------------------------------------
Citigroup Inc.                                  219,501        8,110,562
------------------------------------------------------------------------
Eaton Vance Corp.                                82,000        2,354,220
------------------------------------------------------------------------
Fannie Mae                                       33,500        2,239,810
------------------------------------------------------------------------
Federated Investors, Inc.-Class B               110,000        2,948,000
------------------------------------------------------------------------
Freddie Mac                                      61,000        3,756,380
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                  81,300        5,821,080
------------------------------------------------------------------------
Investors Financial Services Corp.               79,600        2,441,332
------------------------------------------------------------------------
Legg Mason, Inc.                                151,500        7,038,690
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                   148,200        7,894,614
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       165,300        6,273,135
------------------------------------------------------------------------
Morgan Stanley                                   52,700        2,051,084
------------------------------------------------------------------------
Principal Financial Group, Inc.                 121,000        3,394,050
------------------------------------------------------------------------
State Street Corp.                               72,000        2,978,640
========================================================================
                                                              64,204,452
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Insurance Brokers-0.86%

Marsh & McLennan Cos., Inc.                      41,600     $  1,943,136
========================================================================

IT Consulting & Services-1.08%

SunGard Data Systems Inc.(a)                    110,000        2,438,700
========================================================================

Life & Health Insurance-3.84%

Nationwide Financial Services, Inc.-Class A     156,200        4,326,740
------------------------------------------------------------------------
Prudential Financial, Inc.(a)                    38,800        1,132,960
------------------------------------------------------------------------
StanCorp Financial Group, Inc.                   60,000        3,240,000
========================================================================
                                                               8,699,700
========================================================================

Multi-Line Insurance-4.39%

American International Group, Inc.              104,450        6,533,347
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    86,300        3,408,850
========================================================================
                                                               9,942,197
========================================================================

Property & Casualty Insurance-6.12%

Allstate Corp. (The)                             43,000        1,710,540
------------------------------------------------------------------------
Ambac Financial Group, Inc.                      33,000        2,039,400
------------------------------------------------------------------------
MGIC Investment Corp.                            39,000        1,636,440
------------------------------------------------------------------------
PMI Group, Inc. (The)                            82,000        2,443,600
------------------------------------------------------------------------
Radian Group Inc.                                82,000        2,892,140
------------------------------------------------------------------------
St. Paul Cos., Inc. (The)                        58,000        1,902,400
------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)     90,000        1,216,800
========================================================================
                                                              13,841,320
========================================================================
    Total Domestic Common Stocks (Cost
      $175,248,160)                                          163,734,623
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-23.10%

Australia-0.88%

St. George Bank Ltd. (Banks)                    202,000        1,992,015
========================================================================

Bermuda-2.07%

Everest Re Group, Ltd. (Reinsurance)             80,700        4,682,214
========================================================================

Cayman Islands-1.58%

ACE Ltd. (Property & Casualty Insurance)        116,000        3,567,000
========================================================================

Canada-1.49%

Bank of Nova Scotia (Banks)                      25,000          736,153
------------------------------------------------------------------------
Royal Bank of Canada (Banks)                     46,500        1,623,814
------------------------------------------------------------------------
Sun Life Financial Services of Canada Inc.
  (Life & Health Insurance)                      60,400        1,014,872
========================================================================
                                                               3,374,839
========================================================================

France-1.77%

BNP Paribas S.A. (Banks)                         60,200        2,398,931
------------------------------------------------------------------------


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
France-(Continued)

Credit Agricole S.A. (Banks)                     98,650     $  1,613,075
========================================================================
                                                               4,012,006
========================================================================

Germany-0.32%

Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              5,680          725,584
========================================================================

Hong Kong-1.41%

Dah Sing Financial Group (Banks)                686,000        3,184,009
========================================================================

Ireland-3.91%

Anglo Irish Bank Corp. PLC (Banks)              858,800        5,737,772
------------------------------------------------------------------------
Bank of Ireland (Banks)                         281,200        3,117,316
========================================================================
                                                               8,855,088
========================================================================

Italy-2.47%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                       253,000        3,030,075
------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              681,800        2,564,413
========================================================================
                                                               5,594,488
========================================================================

Japan-0.32%

Nomura Holdings Inc. (Diversified Financial
  Services)                                      62,000          713,749
========================================================================

Mexico-0.83%

Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                          2,392,900        1,876,968
========================================================================

Netherlands-0.74%

Van der Moolen Holding N.V. (Diversified
  Financial Services)                            75,000        1,673,999
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

South Korea-0.68%

Kookmin Bank-ADR (Banks)                         47,300     $  1,530,155
========================================================================

Spain-1.70%

Banco Popular Espanol S.A. (Banks)               90,100        3,856,186
========================================================================

Sweden-0.49%

Skandinaviska Enskilda Banken AB-Class A
  (Banks)(a)                                    127,000        1,103,455
========================================================================

United Kingdom-2.44%

Man Group PLC (Diversified Financial
  Services)                                      96,300        1,434,846
------------------------------------------------------------------------
Northern Rock PLC (Banks)                       108,100        1,142,014
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)        125,100        2,944,742
========================================================================
                                                               5,521,602
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $50,267,220)                            52,263,357
========================================================================

MONEY MARKET FUNDS-3.87%

STIC Liquid Assets Portfolio(b)                4,376,765       4,376,765
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,376,765       4,376,765
========================================================================
    Total Money Market Funds (Cost
      $8,753,530)                                              8,753,530
========================================================================
TOTAL INVESTMENTS-99.33% (Cost $234,268,910)                 224,751,510
========================================================================
OTHER ASSETS LESS LIABILITIES-0.67%                            1,517,132
========================================================================
NET ASSETS-100.00%                                          $226,268,642
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $234,268,910)*                                 $224,751,510
-------------------------------------------------------------
Foreign currencies, at value (cost $323,133)          324,957
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,751,853
-------------------------------------------------------------
  Fund shares sold                                    236,477
-------------------------------------------------------------
  Dividends                                           173,494
-------------------------------------------------------------
Investment for deferred compensation plan               2,855
-------------------------------------------------------------
Collateral for securities loaned                   19,774,354
-------------------------------------------------------------
Other assets                                           22,933
=============================================================
    Total assets                                  249,038,433
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,895,773
-------------------------------------------------------------
  Fund shares reacquired                              707,633
-------------------------------------------------------------
  Deferred compensation plan                            2,855
-------------------------------------------------------------
  Collateral upon return of securities loaned      19,774,354
-------------------------------------------------------------
Accrued distribution fees                             212,806
-------------------------------------------------------------
Accrued trustees' fees                                    665
-------------------------------------------------------------
Accrued transfer agent fees                            86,716
-------------------------------------------------------------
Accrued operating expenses                             88,989
=============================================================
    Total liabilities                              22,769,791
=============================================================
Net assets applicable to shares outstanding      $226,268,642
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $108,191,449
_____________________________________________________________
=============================================================
Class B                                          $ 90,838,169
_____________________________________________________________
=============================================================
Class C                                          $ 27,239,024
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                             5,736,947
_____________________________________________________________
=============================================================
Class B                                             5,010,164
_____________________________________________________________
=============================================================
Class C                                             1,502,434
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      18.86
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.86 divided by
      95.25%)                                    $      19.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                        $      18.13
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                        $      18.13
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $19,118,335 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $122,904)                                      $  4,387,225
-------------------------------------------------------------
Dividends from affiliated money market funds          293,858
-------------------------------------------------------------
Interest                                                  540
-------------------------------------------------------------
Security lending income                                59,671
=============================================================
    Total investment income                         4,741,294
=============================================================

EXPENSES:

Advisory fees                                       2,792,762
-------------------------------------------------------------
Administrative services fees                           77,287
-------------------------------------------------------------
Custodian fees                                         72,841
-------------------------------------------------------------
Distribution fees -- Class A                          668,896
-------------------------------------------------------------
Distribution fees -- Class B                        1,181,058
-------------------------------------------------------------
Distribution fees -- Class C                          345,522
-------------------------------------------------------------
Transfer agent fees                                   973,918
-------------------------------------------------------------
Trustees' fees                                         10,504
-------------------------------------------------------------
Other                                                 271,701
=============================================================
    Total expenses                                  6,394,489
=============================================================
Less: Fees waived                                      (3,254)
-------------------------------------------------------------
    Expenses paid indirectly                           (4,705)
=============================================================
    Net expenses                                    6,386,530
=============================================================
Net investment income (loss)                       (1,645,236)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (16,876,997)
-------------------------------------------------------------
  Foreign currencies                                   19,594
-------------------------------------------------------------
  Option contracts written                            950,411
=============================================================
                                                  (15,906,992)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (3,665,896)
-------------------------------------------------------------
  Foreign currencies                                    1,680
=============================================================
                                                   (3,664,216)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (19,571,208)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(21,216,444)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,645,236)   $ (1,479,394)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (15,906,992)       (702,041)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (3,664,216)    (55,478,909)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (21,216,444)    (57,660,344)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --      (1,093,601)
------------------------------------------------------------------------------------------
  Class B                                                               --      (1,042,912)
------------------------------------------------------------------------------------------
  Class C                                                               --        (251,528)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (9,235,195)     58,836,610
------------------------------------------------------------------------------------------
  Class B                                                      (15,032,506)     48,052,092
------------------------------------------------------------------------------------------
  Class C                                                       (2,205,504)     18,437,773
==========================================================================================
    Net increase (decrease) in net assets                      (47,689,649)     65,278,090
==========================================================================================

NET ASSETS:

  Beginning of year                                            273,958,291     208,680,201
==========================================================================================
  End of year                                                 $226,268,642    $273,958,291
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $252,308,562    $280,430,611
------------------------------------------------------------------------------------------
  Undistributed net investment income                              137,610          87,996
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (16,661,676)       (708,678)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (9,515,854)     (5,851,638)
==========================================================================================
                                                              $226,268,642    $273,958,291
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,254.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $77,287 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $540,705 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $668,896, $1,181,058 and $345,522, respectively.

  AIM Distributors retained commissions of $76,053 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $6,413, $621 and $9,102 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,141 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,442 and reductions in custodian fees of $263 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,705.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $19,118,335 were on loan to brokers. The loans were secured by cash collateral of $19,774,354 received by the Fund and invested in affiliated money market funds as follows:
$9,887,177 in STIC Liquid Assets Portfolio and $9,887,177 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $59,671 for securities lending.
NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                          --     $       --
------------------------------------------------------------
Written                                10,527      1,306,996
------------------------------------------------------------
Closed                                 (7,470)      (956,513)
------------------------------------------------------------
Exercised                                (556)       (84,220)
------------------------------------------------------------
Expired                                (2,501)      (266,263)
============================================================
End of year                                --     $       --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002        2001
------------------------------------------------------------
Distributions paid from long-term
  capital gains                          $ --     $2,388,041
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments           $ (9,583,365)
-------------------------------------------------------------
Temporary book/tax differences                         (4,734)
-------------------------------------------------------------
Capital loss carryforward                         (16,451,821)
-------------------------------------------------------------
Shares of beneficial interest                     252,308,562
=============================================================
                                                 $226,268,642
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains, losses and income on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of partnership income. Amount includes appreciation on foreign currencies of $1,546.

  The temporary book/tax differences are primarily a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $   259,675
-----------------------------------------------------------
October 31, 2010                                16,192,146
===========================================================
                                               $16,451,821
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $137,661,362 and $159,332,982, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 14,557,279
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (24,142,190)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $ (9,584,911)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $234,336,421.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications, partnership income, and other items, on October 31, 2002, undistributed net investment income was increased by $1,694,850, undistributed net realized gains decreased by $46,006 and shares of beneficial interest decreased by $1,648,844. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,922,009*    $62,717,219*    5,052,621    $119,437,397
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,253,533      26,379,817     3,478,790      79,898,444
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        727,708      14,583,074     1,195,608      27,610,451
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        43,536       1,037,039
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        42,175         974,682
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        10,376         239,794
======================================================================================================================
Reacquired:
  Class A                                                     (3,401,742)    (71,952,414)   (2,718,336)    (61,637,826)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,070,585)*   (41,412,323)*  (1,519,609)    (32,821,034)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (863,759)    (16,788,578)     (435,228)     (9,412,472)
======================================================================================================================
                                                              (1,432,836)   $(26,473,205)    5,149,933    $125,326,475
______________________________________________________________________________________________________________________
======================================================================================================================


* Includes automatic conversion of 355,226 shares of Class B shares in the amount of $7,336,625 to 339,373 shares of Class A shares in the amount of $7,336,625.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          CLASS A
                                                           ----------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                             2002             2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  20.40         $  24.85        $ 23.23        $ 17.05        $ 17.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.07)(a)        (0.06)(a)      (0.07)(a)      (0.02)(a)       0.07(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (1.47)           (4.13)          5.87           6.25           0.37
=================================================================================================================================
    Total from investment operations                          (1.54)           (4.19)          5.80           6.23           0.44
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           --               --          (0.25)         (0.02)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --            (0.26)         (3.93)         (0.03)         (0.60)
=================================================================================================================================
    Total distributions                                          --            (0.26)         (4.18)         (0.05)         (0.61)
=================================================================================================================================
Net asset value, end of period                             $  18.86         $  20.40        $ 24.85        $ 23.23        $ 17.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (7.55)%         (17.03)%        30.06%         36.62%          2.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $108,191         $126,816        $95,393        $30,987        $28,433
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.97%(c)         1.85%          2.00%          1.99%          1.97%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.97%(c)         1.85%          2.00%          2.12%          1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.31)%(c)       (0.26)%        (0.33)%        (0.08)%         0.37%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          51%              53%            41%           107%           111%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $133,779,148.


                                                                                            CLASS B
                                                                ----------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------------------
                                                                 2002           2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 19.71       $  24.14       $ 22.67       $ 16.71       $ 16.97
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)(a)      (0.17)(a)     (0.18)(a)     (0.12)(a)     (0.02)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.41)         (4.00)         5.72          6.11          0.37
================================================================================================================================
    Total from investment operations                              (1.58)         (4.17)         5.54          5.99          0.35
================================================================================================================================
Less distributions:
  Dividends from net investment income                               --             --         (0.14)           --         (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --          (0.26)        (3.93)        (0.03)        (0.60)
================================================================================================================================
    Total distributions                                              --          (0.26)        (4.07)        (0.03)        (0.61)
================================================================================================================================
Net asset value, end of period                                  $ 18.13       $  19.71       $ 24.14       $ 22.67       $ 16.71
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (8.02)%       (17.45)%       29.40%        35.91%         2.08%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $90,838       $114,852       $92,343       $49,619       $48,785
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.47%(c)       2.35%         2.50%         2.49%         2.47%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.47%(c)       2.35%         2.50%         2.62%         2.49%
================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.81)%(c)     (0.76)%       (0.83)%       (0.58)%       (0.13)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              51%            53%           41%          107%          111%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $118,105,820.


                                                                                          CLASS C
                                                                -----------------------------------------------------------
                                                                                                              MARCH 1, 1999
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                                --------------------------------------        OCTOBER 31,
                                                                 2002            2001           2000             1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 19.71         $ 24.14        $ 22.67           $ 19.58
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)(a)       (0.17)(a)      (0.18)(a)         (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.41)          (4.00)          5.72              3.17
===========================================================================================================================
    Total from investment operations                              (1.58)          (4.17)          5.54              3.09
===========================================================================================================================
Less distributions:
  Dividends from net investment income                               --              --          (0.14)               --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --           (0.26)         (3.93)               --
===========================================================================================================================
    Total distributions                                              --           (0.26)         (4.07)               --
===========================================================================================================================
Net asset value, end of period                                  $ 18.13         $ 19.71        $ 24.14           $ 22.67
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   (8.02)%        (17.45)%        29.40%            15.78%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $27,239         $32,290        $20,944           $   605
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.47%(c)        2.35%          2.50%             2.49%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.47%(c)        2.35%          2.50%             2.62%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.81)%(c)      (0.76)%        (0.83)%           (0.58)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                              51%             53%            41%              107%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $34,552,185.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Financial Services Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm)
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza         A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza         11 Greenway Plaza          1201 Louisiana Street
Houston, TX 77046         Suite 100                 Suite 100                  Suite 2900
                          Houston, TX 77046         Houston, TX 77046          Houston, TX 77002

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP  & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street        919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022                                   Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

====================================================================================================================================

                                                                                                     FIXED INCOME

         DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                              TAXABLE

         MORE AGGRESSIVE                             MORE AGGRESSIVE                                MORE AGGRESSIVE

AIM Emerging Growth Fund                AIM Developing Markets Fund                     AIM High Yield Fund II
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund                 AIM High Yield Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                 AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund          AIM Income Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund               AIM Global Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                     AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                          AIM Short Term Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                     AIM Floating Rate Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                     AIM International Core Equity Fund(2)           AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                              MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                       SECTOR EQUITY                                     TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                        MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)       AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                        AIM Global Financial Services Fund              AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                    AIM Global Health Care Fund
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                                  MORE CONSERVATIVE
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            [AIM FUNDS LOGO]
                                                    MORE CONSERVATIVE                           --Registered Trademark--
        MORE CONSERVATIVE

*Domestic equity and income fund

====================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                                GFS-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                           AIM GLOBAL HEALTH CARE FUND

                                   COVER IMAGE

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                       BASKET OF APPLES BY JOHN S. BUNKER

              FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND

              WELL BEING. USING A DISCIPLINED INVESTMENT APPROACH,

                 AIM GLOBAL HEALTH CARE FUND SEEKS TO INVEST IN

              COMPANIES THAT BRING TO THE MARKETPLACE PRODUCTS AND

             SERVICES DESIGNED TO COMBAT DISEASE AND PROMOTE HEALTH.

================================================================================

AIM GLOBAL HEALTH CARE FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN GLOBAL COMPANIES THAT DESIGN, MANUFACTURE, OR SELL PRODUCTS AND SERVICES USED IN HEALTH CARE OR MEDICINE.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Health Care Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declined from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ because of different sales charge structures and class expenses.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a measure of U.S. stock market performance.

o The unmanaged Lipper Health/Biotech Fund Index represents an average of the 30 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged MSCI All Country (AC) World Free Index is a group of global securities tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

    In light of continuing market difficulties, I thought you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice-it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly,and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    AIM Global Health Care Fund slipped into negative territory for the year ended October 31, 2002, with Class A shares returning -13.76% at net asset value. The fund had progressed well in previous reporting periods despite generally weak market conditions. As the economy struggled and corporate governance problems persisted, fund performance compared favorably with key indexes. The Lipper Health and Biotechnology Fund Index returned -20.63% over the year, trailing the fund's performance by almost 700 basis points. Health care remains a defensive sector that has performed well when the economy is weakening.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
ROBERT H. GRAHAM
Chairman
December 2, 2002

================================================================================

                              HEALTH CARE REMAINS

                           A DEFENSIVE SECTOR THAT HAS

                               PERFORMED WELL WHEN

                            THE ECONOMY IS WEAKENING.

                                ROBERT H. GRAHAM

================================================================================

A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]
     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]
     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                        THE FOREFRONT OF OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts ~in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

IN DIFFICULT MARKET, FUND LOOKS TO CORE BLUE CHIPS

HOW DID AIM GLOBAL HEALTH CARE FUND PERFORM?

AIM Global Health Care Fund slipped into negative territory for the fiscal year ended October 31, 2002, with Class A shares returning -13.76%, Class B shares returning -14.21%, and Class C shares returning -14.18% at net asset value, that is not including sales charges. The fund had progressed well in previous reporting periods, with positive returns six months ago despite generally weak market conditions.

    Despite the downturn as the economy struggled and corporate governance problems persisted, fund performance tracked or compared favorably with key indexes. The Lipper Health/Biotech Fund Index, returned -20.63% over the fiscal year. The MSCI AC All-World Free Index returned -13.92%, and the Standard & Poor's 500 Index returned -15.10% for the year ended October 31, 2002.

HOW WERE MARKET CONDITIONS DURING THE FISCAL YEAR?

Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, and anemic company earnings weighed heavily on investors' minds for the final months of the reporting period.

    Markets rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings, and there were indications the Federal Reserve Board (the Fed) planned to cut the federal funds rate, which stood at 1.75% at fiscal year-end--its lowest level since 1961.

HOW HAVE YOU MANAGED THE FUND?

Health care remains a defensive sector that has performed well when the economy is weakening.

    As such, we have increased the fund's position in core blue chip companies that we believe are undervalued. In addition, we increased the portfolio's weighting in U.S. pharmaceutical stocks, and reduced our position in Japanese pharmaceutical companies. We also have reduced our position in the medical devices sub-sector, primarily through a cut in holdings of Guidant. This became necessary because of increased risk of litigation on one of the company's key new products.

    We have maintained the fund's holdings in U.S. hospital stocks because of continued strong fundamentals, and have reduced holdings in biotechnology stocks in light of poor fundamentals.

    U.S. pharmaceutical stocks experienced a sharp decline at mid-year because of inventory

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

====================================================================================================================================
TOP COUNTRIES            TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------
    [PIE CHART]           1. Pharmacia Corp.                         7.0%         1. Pharmaceuticals                        52.3%

UNITED KINGDOM      2%    2. Pfizer Inc.                             5.9          2. Health Care Facilities                 19.9

GERMANY             2%    3. Community Health Systems Inc.           5.8          3. Diversified Chemicals                   5.2

NETHERLANDS         3%    4. Aventis S.A.                            5.5          4. Biotechnology                           5.1

OTHERS              4%    5. Bristol-Myers Squibb Co.                4.9          5. Health Care Equipment                   4.6

ISRAEL              4%    6. Merck & Co. Inc.                        4.9          6. Health Care Supplies                    1.6

JAPAN               5%    7. Abbott Laboratories                     4.9          7. Managed Health Care                     0.7

FRANCE              9%    8. HCA Inc.                                4.8          8. Electronic Equipment & Instruments      0.7

U.S.A.             71%    9. Tenet Healthcare Corp.                  3.9          9. Fertilizers & Agricultural Chemicals    0.5

                         10. Teva Pharmaceutical Ind. Ltd. A.D.R.    3.6         10. IT Consulting & Services                0.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

================================================================================

                                WE HAVE INCREASED

                             THE FUND'S POSITION IN

                                 CORE BLUE CHIP

                                 COMPANIES THAT

                                ARE UNDERVALUED.

================================================================================
mismanagement and further downward revenue projections at some companies, coupled with increased speculation on the prospect of Medicare reform.

    As a result, stocks traded at near-historic lows. We considered these stocks to be undervalued, and took the opportunity to increase holdings in this industry.

    We also maintained the fund's overweight holding in hospital stocks compared to the Lipper Health and Biotechnology Fund Index--about 24% of the portfolio--and this aided fund performance throughout the third quarter of 2002.

    Biotechnology stocks have continued an extremely volatile trading pattern, and we have reduced our weighting in this industry. Nonetheless, we have maintained positions in those companies believed to have strong fundamentals despite trading at reduced share prices.

CAN YOU DISCUSS A FEW STOCK HOLDINGS?

    o Pfizer is finalizing another purchase to make itself the dominant player in the drug industry. The firm plans to buy Pharmicia, maker of Xanax; the two companies already collaborate to sell arthritis drug Celebrex.

    o Amgen is a biotech giant that has registered major price gains for the fund. The company targets nephrology, cancer, inflammatory disorders, plus metabolic and neurodegenerative diseases.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED?

Uncertainty creates problems for stock markets, and uncertainty waited on every corner as the year ended.

    Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated the nation's gross domestic product (GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the year. Healthy consumer spending, which accounts for about two-thirds of economic activity, was responsible for much of the third-quarter economic expansion. However, a weak job market threatened consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    Still, hospital stocks were a highlight for the fund. Fundamentals were strong for hospitals for much of the past two years despite the problems of one holding, Tenet, which disproportionately impacted the fund.

    In this environment, the stock market remained volatile and its direction unpredictable. Yet health care stocks performed as expected as a defensive sector, so the fund held up better than markets in general. While stock valuations were more attractive than in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, continued threats of terror attacks, and the prospect of war with Iraq.

=============================================================================================================
HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52   24    3/31/61    65     9/30/69     93     3/31/78      89    9/30/86     231      3/31/95      500
12/31/52  26    6/30/61    64     12/31/69    92     6/30/78      95    12/31/86    242      6/30/95      544
3/31/53   25    9/29/61    66     3/31/70     89     9/29/78     102    3/31/87     291      9/29/95      584
6/30/53   24    12/29/61   71     6/30/70     72     12/29/78     96    6/30/87     304      12/29/95     615
9/30/53   23    3/30/62    69     9/30/70     84     3/30/79     101    9/30/87     321      3/29/96      645
12/31/53  24    6/29/62    54     12/31/70    92     6/29/79     102    12/31/87    247      6/28/96      670
3/31/54   26    9/28/62    56     3/31/71    100     9/28/79     109    3/31/88     258      9/30/96      687
6/30/54   29    12/31/62   63     6/30/71     99     12/31/79    107    6/30/88     273      12/31/96     740
9/30/54   32    3/29/63    66     9/30/71     98     3/31/80     102    9/30/88     271      3/31/97      757
12/31/54  35    6/28/63    69     12/31/71   102     6/30/80     114    12/30/88    277      6/30/97      885
3/31/55   36    9/30/63    71     3/31/72    107     9/30/80     125    3/31/89     294      9/30/97      947
6/30/55   41    12/31/63   75     6/30/72    107     12/31/80    135    6/30/89     317      12/31/97     970
9/30/55   43    3/31/64    78     9/29/72    110     3/31/81     136    9/29/89     349      3/31/98     1101
12/30/55  45    6/30/64    81     12/29/72   118     6/30/81     131    12/29/89    353      6/30/98     1133
3/30/56   48    9/30/64    84     3/30/73    111     9/30/81     116    3/30/90     339      9/30/98     1017
6/29/56   46    12/31/64   84     6/29/73    104     12/31/81    122    6/29/90     358      12/31/98    1229
9/28/56   45    3/31/65    86     9/28/73    108     3/31/82     111    9/28/90     306      3/31/99     1286
12/31/56  46    6/30/65    84     12/31/73    97     6/30/82     109    12/31/90    330      6/30/99     1372
3/29/57   44    9/30/65    89     3/29/74     93     9/30/82     120    3/29/91     375      9/30/99     1282
6/28/57   47    12/31/65   92     6/28/74     86     12/31/82    140    6/28/91     371      12/31/99    1469
9/30/57   42    3/31/66    89     9/30/74     63     3/31/83     152    9/30/91     387      3/31/00     1498
12/31/57  39    6/30/66    84     12/31/74    68     6/30/83     168    12/31/91    417      6/30/00     1454
3/31/58   42    9/30/66    76     3/31/75     83     9/30/83     166    3/31/92     403      9/29/00     1436
6/30/58   45    12/30/66   80     6/30/75     95     12/30/83    164    6/30/92     408      12/29/00    1320
9/30/58   50    3/31/67    90     9/30/75     83     3/30/84     159    9/30/92     417      3/30/01     1160
12/31/58  55    6/30/67    90     12/31/75    90     6/29/84     153    12/31/92    435      6/29/01     1224
3/31/59   55    9/29/67    96     3/31/76    102     9/28/84     166    3/31/93     451      9/28/01     1040
6/30/59   58    12/29/67   96     6/30/76    104     12/31/84    167    6/30/93     450      12/31/01    1148
9/30/59   56    3/29/68    90     9/30/76    105     3/29/85     180    9/30/93     458      3/29/02     1147
12/31/59  59    6/28/68    99     12/31/76   107     6/28/85     191    12/31/93    466      6/28/02      989
3/31/60   55    9/30/68   102     3/31/77     98     9/30/85     182    3/31/94     445      9/30/02      815
6/30/60   56    12/31/68  103     6/30/77    100     12/31/85    211    6/30/94     444
9/30/60   53    3/31/69   101     9/30/77     96     3/31/86     238    9/30/94     462
12/30/60  58    6/30/69    97     12/30/77    95     6/30/86     250    12/30/94    459

                                                                                         Source: Bloomberg LP
=============================================================================================================

The last 21/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely ~when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          MICHAEL YELLEN, LEAD MANAGER

                                 SUNAINA MURTHY

                          See important fund and index
                         disclosures inside front cover.

                                     [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

FUND PERFORMANCE

[MOUNTAIN CHART]

================================================================================

RESULTS OF A $10,000 INVESTMENT
8/7/89-10/31/02

                                  [HYPO CHART]

DATE              AIM GLOBAL HEALTH CARE FUND       MSCI AC WORLD FREE INDEX
                  CLASS A SHARES
08/07/89           9525                             10000
10/89              9858                              9737
10/90             10717                              8693
10/91             16528                             10185
10/92             15057                              9771
10/93             15409                             12533
10/94             16968                             13703
10/95             20327                             14790
10/96             25033                             17134
10/97             32139                             19887
10/98             30630                             22476
10/99             36481                             28322
10/00             50520                             28545
10/01             56017                             21368
10/02             48282                             18400

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

FUND RETURNS
as of 10/31/02

================================================================================

FUND VS. INDEX  CLASS A SHARES
10/31/92-10/31/02, excluding sales charge

                                  [BAR CHART]

AIM GLOBAL HEALTH CARE FUND
CLASS A SHARES                               12.36%

LIPPER HEALTH/BIOTECH FUND
INDEX                                        11.86%

S&P 500 INDEX                                 9.88%

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

                                  [HYPO CHART]

CLASS A SHARES
Inception (8/7/89)          12.63%
         10       Years     11.81
          5       Years      7.43
          1       Year     -17.85

CLASS B SHARES
Inception (4/1/93)          13.78%
          5       Years      7.72
          1       Year     -17.87

CLASS C SHARES
Inception (3/1/99)           8.11%
          1       Year     -14.91

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A Shares, inception (8/7/89), 12.88%, 10 years, 12.11%, five years, 7.34%, one year -17.67%. Class B Shares, inception (4/1/93), 14.14%, five years, 7.63%, one year, -17.69%. Class C Shares, inception (3/1/99), 8.89%, one year, -14.73%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS ~OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

The chart compares AIM Global Health Care Fund Class A Shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 8/7/89-10/31/02. Please note: Index performance is for the period 7/31/89-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the MSCI AC World Free Index, are not managed and incur no sales charges, expenses or fees. If you could buy all ~the securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees.

    Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding cause the original investment to grow to very large numbers.


VISIT OUR AWARD-WINNING WEB SITE

A WEALTH OF INFORMATION IS AVAILABLE AT AIMINVESTMENTS.COM, OUR AWARD-WINNING WEB SITE. THESE ARE JUST A FEW OF OUR REGULAR FEATURES.

ACCESS TO YOUR AIM ACCOUNT where you can check your account balance, view transaction history and perform certain account maintenance functions, including but not limited to:

    o   changing your address

    o   changing your dividend reinvestment options

    o   setting up or modifying a systematic withdrawal program

    o arranging for eDelivery of fund reports and prospectuses, so they come to you electronically, not on paper

AN EDUCATION AND PLANNING CENTER where you can:

    o   calculate how much you'll need for a comfortable retirement

    o find out how much it may cost to send your children to a certain college or university

    o learn the specifics of AIM's three investment styles: growth, value and growth at a reasonable price (GARP).

    o   look up the meaning of investment terms in our Glossary

A LITERATURE AND FORMS CENTER where you can:

    o   order, free of charge, AIM literature on various investing topics

    o download forms you need to perform various account functions that require paper transactions

A PRODUCTS & PERFORMANCE CENTER where you can find:

    o   daily prices of all AIM funds

    o   long-term fund performance as of the most recent calendar quarter-end

    o   biographies of the portfolio managers in charge of the fund(s) you own


AND THERE IS MUCH, MUCH MORE!

DO VISIT AIMinvestments.com

                                    [GRAPHIC]

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-65.74%

Biotechnology-5.10%

Affymetrix, Inc.(a)                                   100   $      2,610
------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.(a)                  659,400      6,719,286
------------------------------------------------------------------------
Amgen Inc.(a)                                     160,000      7,449,600
------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                             100          3,675
------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                     101,000        295,930
------------------------------------------------------------------------
Corvas International, Inc.(a)(b)                1,865,000      2,405,850
------------------------------------------------------------------------
Gen-Probe Inc.(a)                                   7,740        160,063
------------------------------------------------------------------------
Genentech, Inc.(a)                                    100          3,409
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                              100          3,474
------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(a)                   2,250,000     21,960,000
------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(a)                         100            377
------------------------------------------------------------------------
SangStat Medical Corp.(a)                           1,000         18,660
------------------------------------------------------------------------
Sequenom Inc.(a)                                   40,000         93,200
------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(a)                        100          1,961
========================================================================
                                                              39,118,095
========================================================================

Electronic Equipment & Instruments-0.69%

Varian Inc.(a)                                    180,000      5,293,800
========================================================================

Environmental Services-0.00%

Stericycle, Inc.(a)                                 1,000         33,300
========================================================================

Fertilizers & Agricultural Chemicals-0.46%

Monsanto Co.                                      213,241      3,524,874
========================================================================

Health Care Distributors & Services-0.02%

AmerisourceBergen Corp.                               100          7,115
------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                      100          1,446
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                        100          2,439
------------------------------------------------------------------------
DaVita, Inc.(a)                                     1,000         23,970
------------------------------------------------------------------------
Express Scripts, Inc.(a)                              100          5,418
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                              100          3,407
------------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                           100          3,498
------------------------------------------------------------------------
Owens & Minor, Inc.                                   100          1,472
------------------------------------------------------------------------
PSS World Medical, Inc.(a)                            100            764
------------------------------------------------------------------------
Quintiles Transnational Corp.(a)                   10,000        107,500
========================================================================
                                                                 157,029
========================================================================

Health Care Equipment-4.47%

ATS Medical, Inc.(a)(b)                         2,220,000      1,223,220
------------------------------------------------------------------------
Baxter International Inc.                         700,000     17,514,000
------------------------------------------------------------------------
Becton, Dickinson & Co.                           168,000      4,957,680
------------------------------------------------------------------------
Bruker AXS Inc.(a)                                 20,000         42,400
------------------------------------------------------------------------
Cardiac Science, Inc.(a)                        2,465,000      4,683,500
------------------------------------------------------------------------
CONMED Corp.(a)                                       100          1,958
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)             1,000         28,600
------------------------------------------------------------------------
Mentor Corp.                                        1,000         37,900
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Health Care Equipment-(Continued)

St. Jude Medical, Inc.(a)                         125,000   $  4,451,250
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     1,000         48,220
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                         100          1,721
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                              100          4,122
------------------------------------------------------------------------
Zoll Medical Corp.(a)                              40,000      1,298,000
========================================================================
                                                              34,292,571
========================================================================

Health Care Facilities-19.86%

Community Health Systems Inc.(a)                1,900,000     44,650,000
------------------------------------------------------------------------
HCA Inc.                                          850,000     36,966,500
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A         80,000      1,529,600
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        1,000         31,350
------------------------------------------------------------------------
Medcath Corp.(a)                                      100          1,126
------------------------------------------------------------------------
Province Healthcare Co.(a)(b)                     450,000      5,872,500
------------------------------------------------------------------------
RehabCare Group, Inc.(a)                              100          2,103
------------------------------------------------------------------------
Select Medical Corp.(a)                               100          1,294
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                       1,050,000     30,187,500
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          180,000      6,570,000
------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                             100          1,986
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        550,000     26,664,000
========================================================================
                                                             152,477,959
========================================================================

Health Care Supplies-1.64%

Bausch & Lomb Inc.                                400,000     12,440,000
------------------------------------------------------------------------
STAAR Surgical Co.(a)                              60,000        183,000
========================================================================
                                                              12,623,000
========================================================================

Household Appliances-0.00%

Helen of Troy Ltd.(a)                               1,000          9,650
========================================================================

IT Consulting & Services-0.32%

Health Management Systems, Inc.(a)                670,000      2,479,000
========================================================================

Managed Health Care-0.72%

AMERIGROUP Corp.(a)                                   100          2,921
------------------------------------------------------------------------
Anthem, Inc.(a)                                       206         12,978
------------------------------------------------------------------------
CIGNA Corp.                                           100          3,614
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                         100          3,346
------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                    100          2,956
------------------------------------------------------------------------
UnitedHealth Group Inc.                            60,000      5,457,000
------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                     100          7,521
========================================================================
                                                               5,490,336
========================================================================

Pharmaceuticals-32.46%

Abbott Laboratories                               890,000     37,264,300
------------------------------------------------------------------------
Alpharma Inc.-Class A                              60,000        568,800
------------------------------------------------------------------------
Barr Laboratories, Inc.(a)                          1,000         58,830
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                        1,530,000     37,653,300
------------------------------------------------------------------------
Eli Lilly & Co.                                     1,000         55,500
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Pharmaceuticals-(Continued)

IVAX Corp.(a)                                         100   $      1,255
------------------------------------------------------------------------
Johnson & Johnson                                     100          5,875
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     148,700      2,282,545
------------------------------------------------------------------------
Merck & Co. Inc.                                  690,000     37,425,600
------------------------------------------------------------------------
OraPharma, Inc.(a)                                270,000      1,152,900
------------------------------------------------------------------------
Pfizer Inc.                                     1,426,200     45,310,374
------------------------------------------------------------------------
Pharmacia Corp.                                 1,250,000     53,750,000
------------------------------------------------------------------------
Schering-Plough Corp.                             400,000      8,540,000
------------------------------------------------------------------------
Wyeth                                             750,000     25,125,000
========================================================================
                                                             249,194,279
========================================================================

Semiconductor Equipment-0.00%

Varian Semiconductor Equipment Associates,
  Inc.(a)                                           1,000         23,820
========================================================================
    Total Domestic Common Stocks (Cost
      $497,622,705)                                          504,717,713
========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-25.18%

Denmark-0.14%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        40,000      1,103,228
========================================================================

France-9.04%

Aventis S.A. (Pharmaceuticals)                    700,000     41,883,387
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)(a)       450,000     27,504,067
========================================================================
                                                              69,387,454
========================================================================

Germany-2.63%

Altana A.G. (Pharmaceuticals)                      25,000      1,195,678
------------------------------------------------------------------------
Bayer A.G. (Diversified Chemicals)              1,000,000     18,964,568
========================================================================
                                                              20,160,246
========================================================================

Israel-3.63%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               360,000     27,874,800
========================================================================

Japan-4.98%

Daiichi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                10,000        146,146
------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 200,000      4,319,072
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-10/25/02); Cost $4,726,785)(c)         250,000      4,857,936
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               300,000      5,339,647
------------------------------------------------------------------------
Kyowa Hakko Kogyo Co., Ltd. (Pharmaceuticals)       5,000         21,759
------------------------------------------------------------------------
Mitsubishi Pharma Corp. (Pharmaceuticals)           1,000          6,475
------------------------------------------------------------------------
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                 1,000         31,515
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Japan-(Continued)

Rohto Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               210,000   $  1,587,688
------------------------------------------------------------------------
Sankyo Co., Ltd. (Pharmaceuticals)                600,000      7,073,808
------------------------------------------------------------------------
Santen Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                 1,000          8,908
------------------------------------------------------------------------
Shionogi & Co., Ltd. (Pharmaceuticals)              1,000         11,471
------------------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                60,000        940,072
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               100,000      4,155,781
------------------------------------------------------------------------
Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)         40,000        339,647
------------------------------------------------------------------------
Terumo Corp. (Health Care Equipment)               60,000        824,951
------------------------------------------------------------------------
Uni-Charm Corp. (Household Products)                1,000         36,986
------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               350,000      8,572,828
========================================================================
                                                              38,274,690
========================================================================

Netherlands-2.73%

Akzo Nobel N.V. (Diversified Chemicals)           700,000     20,924,372
========================================================================

New Zealand-0.00%

Fisher & Paykel Healthcare Corp. Ltd.-ADR
  (Health Care Equipment)                             100          2,159
========================================================================

Switzerland-0.00%

Alcon, Inc. (Health Care Supplies)(a)                 100          4,102
------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)                       100          3,812
========================================================================
                                                                   7,914
========================================================================

United Kingdom-2.03%

GlaxoSmithKline PLC-ADR (Pharmaceuticals)           1,000         37,690
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                          1,900,000     15,314,503
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                             10,000        233,600
========================================================================
                                                              15,585,793
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $183,237,897)                          193,320,656
========================================================================

MONEY MARKET FUNDS-5.51%

STIC Liquid Assets Portfolio(d)                21,160,369     21,160,369
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        21,160,369     21,160,369
========================================================================
    Total Money Market Funds (Cost
      $42,320,738)                                            42,320,738
========================================================================
TOTAL INVESTMENTS-96.43% (Cost $723,181,340)                 740,359,107
========================================================================
OTHER ASSETS LESS LIABILITIES-3.57%                           27,409,599
========================================================================
NET ASSETS-100.00%                                          $767,768,706
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/02 was $9,501,570 which represented 1.24% of the Fund's net assets. Following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                     MARKET                                   CHANGE IN        MARKET
                                      VALUE      PURCHASES       SALES        UNREALIZED       VALUE       DIVIDEND     REALIZED
                                   10/31/2001     AT COST       AT COST     (APPR./(DEPR.)   10/31/2002     INCOME     GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
ATS Medical Inc..................  $  952,500   $3,497,816   $          --   $(3,227,096)    $1,223,220   $       --   $       --
Corvas International Inc.........          --    5,459,185              --    (3,053,335)    2,405,850            --           --
PRAECIS Pharmaceuticals Inc......  10,825,000           --     (13,887,081)    3,062,081           --             --   (2,932,512)
Province Healthcare Co...........  39,947,500           --     (48,158,055)   14,083,055     5,872,500            --    8,910,715
=================================================================================================================================
                                   $51,725,000                                               $9,501,570   $       --   $5,978,203
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.63% of the Fund's net assets. The Fund has no rights to demand registration of this security. This security is considered to be liquid under procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $723,181,340)*                                 $740,359,107
-------------------------------------------------------------
Foreign currencies, at value (cost $2,279)              2,486
-------------------------------------------------------------
Receivables for:
  Investments sold                                 35,874,348
-------------------------------------------------------------
  Fund shares sold                                  4,659,254
-------------------------------------------------------------
  Dividends                                         1,361,714
-------------------------------------------------------------
Investment for deferred compensation plan               3,651
-------------------------------------------------------------
Collateral for securities loaned                  100,490,099
-------------------------------------------------------------
Other assets                                           32,130
=============================================================
     Total assets                                 882,782,789
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            11,820,302
-------------------------------------------------------------
  Fund shares reacquired                            1,651,827
-------------------------------------------------------------
  Deferred compensation plan                            3,651
-------------------------------------------------------------
  Collateral upon return of securities loaned     100,490,099
-------------------------------------------------------------
Accrued distribution fees                             702,303
-------------------------------------------------------------
Accrued trustees' fees                                    973
-------------------------------------------------------------
Accrued transfer agent fees                           297,521
-------------------------------------------------------------
Accrued operating expenses                             47,407
=============================================================
     Total liabilities                            115,014,083
=============================================================
Net assets applicable to shares outstanding      $767,768,706
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $533,216,242
_____________________________________________________________
=============================================================
Class B                                          $187,793,025
_____________________________________________________________
=============================================================
Class C                                          $ 46,759,439
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            23,793,633
_____________________________________________________________
=============================================================
Class B                                             9,089,328
_____________________________________________________________
=============================================================
Class C                                             2,261,750
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      22.41
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $22.41 divided by
       95.25%)                                   $      23.53
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      20.66
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      20.67
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $97,046,929 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $248,760)                                     $   5,723,444
-------------------------------------------------------------
Dividends from affiliated money market funds          640,819
-------------------------------------------------------------
Interest                                                2,707
-------------------------------------------------------------
Security lending income                               269,836
=============================================================
    Total investment income                         6,636,806
=============================================================

EXPENSES:

Advisory fees                                       8,509,208
-------------------------------------------------------------
Administrative services fees                          168,501
-------------------------------------------------------------
Custodian fees                                        254,414
-------------------------------------------------------------
Distribution fees -- Class A                        3,027,390
-------------------------------------------------------------
Distribution fees -- Class B                        2,277,903
-------------------------------------------------------------
Distribution fees -- Class C                          492,799
-------------------------------------------------------------
Transfer agent fees                                 2,613,943
-------------------------------------------------------------
Trustees' fees                                         11,868
-------------------------------------------------------------
Other                                                 423,346
=============================================================
    Total expenses                                 17,779,372
=============================================================
Less: Fees waived                                      (5,611)
-------------------------------------------------------------
    Expenses paid indirectly                          (32,636)
=============================================================
    Net expenses                                   17,741,125
=============================================================
Net investment income (loss)                      (11,104,319)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (25,303,864)
-------------------------------------------------------------
  Foreign currencies                                  212,299
-------------------------------------------------------------
  Option contracts written                          4,218,603
=============================================================
                                                  (20,872,962)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (100,727,184)
-------------------------------------------------------------
  Foreign currencies                                  (87,108)
-------------------------------------------------------------
  Option contracts written                           (352,483)
=============================================================
                                                 (101,166,775)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (122,039,737)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(133,144,056)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (11,104,319)   $(10,479,253)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (20,872,962)    137,032,083
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (101,166,775)    (65,109,810)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (133,144,056)     61,443,020
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (81,059,596)    (50,675,258)
-------------------------------------------------------------------------------------------
  Class B                                                       (33,690,875)    (17,239,849)
-------------------------------------------------------------------------------------------
  Class C                                                        (6,133,328)     (1,699,076)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       115,829,342     131,650,882
-------------------------------------------------------------------------------------------
  Class B                                                        37,085,336      77,709,705
-------------------------------------------------------------------------------------------
  Class C                                                        25,381,473      24,665,881
===========================================================================================
    Net increase (decrease) in net assets                       (75,731,704)    225,855,305
===========================================================================================

NET ASSETS:

  Beginning of year                                             843,500,410     617,645,105
===========================================================================================
  End of year                                                 $ 767,768,706    $843,500,410
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 774,675,935    $607,263,843
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (7,349)           (715)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (24,051,473)    117,918,914
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              17,151,593     118,318,368
===========================================================================================
                                                              $ 767,768,706    $843,500,410
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $5,611.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $168,501 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $1,403,878 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $3,027,390, $2,277,903 and $492,799, respectively.

  AIM Distributors retained commissions of $300,015 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $2,015, $1,435 and $27,546 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,302 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $13,331 and reductions in custodian fees of $19,305 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $32,636.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $97,046,929 were on loan to brokers. The loans were secured by cash collateral of $100,490,099 received by the Fund and invested in affiliated money market funds as follows:
$50,245,050 in STIC Liquid Assets Portfolio and $50,245,049 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $269,836 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                       9,710     $ 3,140,113
-------------------------------------------------------------
Written                                31,756       9,988,269
-------------------------------------------------------------
Closed                                (25,801)     (8,269,802)
-------------------------------------------------------------
Exercised                              (3,348)       (839,233)
-------------------------------------------------------------
Expired                               (12,317)     (4,019,347)
-------------------------------------------------------------
End of year                                --     $        --
_____________________________________________________________
=============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002           2001
----------------------------------------------------------------
Distributions paid from:
  Ordinary income                    $ 46,090,015    $24,377,948
----------------------------------------------------------------
  Long-term capital gain               74,793,784     53,811,235
================================================================
                                     $120,883,799    $78,189,183
________________________________________________________________
================================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation - investments            $ 16,009,273
-------------------------------------------------------------
Temporary book/tax differences                         (7,349)
-------------------------------------------------------------
Capital loss carryforward                         (22,909,153)
-------------------------------------------------------------
Shares of beneficial interest                     774,675,935
=============================================================
                                                 $767,768,706
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and on straddles. Amount includes appreciation (depreciation) on foreign currencies of $(26,174).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of Trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                           CAPITAL LOSS
EXPIRATION                 CARRYFORWARD
---------------------------------------
October 31, 2010           $22,909,153
_______________________________________
=======================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,417,801,819 and $1,285,161,332, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 66,784,688
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (50,749,241)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 16,035,447
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $724,323,660.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss, and other items, on October 31, 2002, undistributed net investment income was increased by $11,097,685, undistributed net realized gains decreased by $213,626 and shares of beneficial interest decreased by $10,884,059. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,468,100*   $ 196,827,955*    6,036,134    $182,779,234
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,072,845      101,210,611     4,479,506     126,599,025
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,519,053       37,639,046     1,095,249      31,149,126
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,814,476       75,259,155     1,674,855      47,029,924
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,272,073       31,496,539       607,446      16,042,076
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        231,214        5,727,184        62,106       1,640,220
=======================================================================================================================
Reacquired:
  Class A                                                     (6,136,679)    (156,257,768)   (3,349,804)    (98,158,276)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,071,994)*    (95,621,814)*  (2,348,659)    (64,931,396)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (785,681)     (17,984,757)     (292,645)     (8,123,465)
=======================================================================================================================
                                                               6,383,407    $ 178,296,151     7,964,188    $234,026,468
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Includes automatic conversion of 1,029,485 shares of Class B shares in the amount of $24,572,842 to 950,595 shares of Class A shares in the amount of $24,572,842.


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                                    --------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------------------
                                                      2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  29.93       $  30.12       $  24.00       $  20.15       $  27.98
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.29)(a)      (0.39)(a)      (0.22)(a)      (0.19)(a)      (0.21)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (3.17)          3.44           8.62           4.04          (0.91)
========================================================================================================================
    Total from investment operations                   (3.46)          3.05           8.40           3.85          (1.12)
========================================================================================================================
Less distributions:
  Distributions from net realized gains                (4.06)         (3.24)         (2.28)            --          (6.70)
========================================================================================================================
  Returns of capital                                      --             --             --             --          (0.01)
========================================================================================================================
    Total distributions                                (4.06)         (3.24)         (2.28)            --          (6.71)
========================================================================================================================
Net asset value, end of period                      $  22.41       $  29.93       $  30.12       $  24.00       $  20.15
________________________________________________________________________________________________________________________
========================================================================================================================
    Total return(b)                                   (13.76)%        10.85%         38.49%         19.11%         (4.71)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $533,216       $588,072       $460,445       $357,747       $357,534
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 1.86%(c)       1.75%          1.73%          1.82%          1.84%
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.10)%(c)     (1.28)%        (0.85)%        (0.81)%        (0.98)%
========================================================================================================================
Portfolio turnover rate                                  153%           207%           242%           123%           187%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $605,477,955.


                                                                                  CLASS B
                                                    --------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------------------
                                                      2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  28.03       $  28.53       $  22.96       $  19.37       $  27.27
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.38)(a)      (0.51)(a)      (0.34)(a)      (0.30)(a)      (0.30)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (2.93)          3.25           8.19           3.89          (0.89)
========================================================================================================================
    Total from investment operations                   (3.31)          2.74           7.85           3.59          (1.19)
========================================================================================================================
Less distributions:
  Distributions from net realized gains                (4.06)         (3.24)         (2.28)            --          (6.70)
------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                      --             --             --             --          (0.01)
========================================================================================================================
    Total distributions                                (4.06)         (3.24)         (2.28)            --          (6.71)
========================================================================================================================
Net asset value, end of period                      $  20.66       $  28.03       $  28.53       $  22.96       $  19.37
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                       (14.21)%        10.32%         37.78%         18.53%         (5.20)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $187,793       $219,036       $144,861       $102,916       $100,311
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 2.36%(c)       2.25%          2.23%          2.33%          2.34%
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.60)%(c)     (1.78)%        (1.35)%        (1.32)%        (1.48)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                  153%           207%           242%           123%           187%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $227,790,345.


                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                        MARCH 1, 1999
                                                                          YEAR ENDED                     (DATE SALES
                                                                          OCTOBER 31,                   COMMENCED) TO
                                                              -----------------------------------        OCTOBER 31,
                                                               2002          2001          2000             1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 28.03       $ 28.53       $ 22.96          $22.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.38)(a)     (0.51)(a)     (0.34)(a)       (0.21)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.92)         3.25          8.19            0.67
=====================================================================================================================
    Total from investment operations                            (3.30)         2.74          7.85            0.46
=====================================================================================================================
Less distributions from net realized gains                      (4.06)        (3.24)        (2.28)             --
=====================================================================================================================
Net asset value, end of period                                $ 20.67       $ 28.03       $ 28.53          $22.96
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                (14.18)%       10.32%        37.77%           2.04%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,759       $36,366       $12,339          $1,278
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                          2.36%(c)      2.25%         2.23%           2.33%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.60)%(c)    (1.78)%       (1.35)%         (1.32)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           153%          207%          242%            123%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $49,279,944.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Health Care Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm)
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2002, 2.94% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $74,793,784 for the Fund's tax year ended October 31, 2002, which will be taxed as long-term gain.

The AIM Family of Funds--Registered Trademark--

================================================================================

                                   [COVER ART]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

            DOMESTIC EQUITY                 INTERNATIONAL/GLOBAL EQUITY                 FIXED INCOME

            MORE AGGRESSIVE                       MORE AGGRESSIVE                         TAXABLE

AIM Emerging Growth Fund              AIM Developing Markets Fund                      MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)          AIM European Small Company Fund
AIM Aggressive Growth Fund            AIM Asia Pacific Growth Fund(2)                AIM High Yield Fund II
AIM Opportunities I Fund(2,3)         AIM International Emerging Growth Fund         AIM High Yield Fund
AIM Mid Cap Growth Fund               AIM Global Aggressive Growth Fund              AIM Strategic Income Fund
AIM Libra Fund                        AIM European Growth Fund(2)                    AIM Income Fund
AIM Dent Demographic Trends Fund      AIM International Growth Fund(2)               AIM Global Income Fund
AIM Opportunities II Fund(2,3)        AIM Global Growth Fund                         AIM Total Return Bond Fund
AIM Constellation Fund                AIM Worldwide Spectrum Fund                    AIM Intermediate Government Fund
AIM Large Cap Growth Fund             AIM Global Trends Fund                         AIM Short Term Bond Fund
AIM Weingarten Fund                   AIM International Core Equity Fund(2)          AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                      AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                                                            AIM Money Market Fund
AIM Capital Development Fund                      MORE CONSERVATIVE
AIM Mid Cap Core Equity Fund(2)
AIM Select Equity Fund                             SECTOR EQUITY                         MORE CONSERVATIVE
AIM Premier Equity II Fund(2)
AIM Premier Equity Fund(2)                        MORE AGGRESSIVE                            TAX-FREE
AIM Blue Chip Fund
AIM Mid Cap Basic Value Fund          AIM New Technology Fund                             MORE AGGRESSIVE
AIM Large Cap Core Equity Fund        AIM Global Science and Technology Fund(2)
AIM Charter Fund                      AIM Global Energy Fund                         AIM High Income Municipal Fund
AIM Basic Value Fund                  AIM Global Financial Services Fund             AIM Municipal Bond Fund
AIM Large Cap Basic Value Fund        AIM Global Health Care Fund                    AIM Tax-Free Intermediate Fund(4,5)
AIM Balanced Fund*                    AIM Global Utilities Fund                      AIM Tax-Exempt Cash Fund
AIM Basic Balanced Fund*              AIM Real Estate Fund

                                          MORE CONSERVATIVE                                   MORE CONSERVATIVE


           MORE CONSERVATIVE
                                                                                       [AIM FUNDS LOGO]]
                                                                                       --Registered Trademark--
* Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management. As of 9/30/02.

                     INVEST WITH DISCIPLINE --Registered Trademark--

A I M Distributors, Inc.                                                GHC-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                     AIM GLOBAL SCIENCE AND TECHNOLOGY FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                      ACCENT IN PINK BY WASSILY KANDINSKY

  BOTH AS AN ARTIST AND AS A THEORIST, KANDINSKY PLAYED A PIVOTAL ROLE IN THE

      DEVELOPMENT OF ABSTRACT ART. HIS EXPLORATION OF THE POSSIBILITIES OF

 ABSTRACTION MADE HIM ONE OF THE MOST IMPORTANT INNOVATORS IN MODERN ART. MANY

     OF THE COMPANIES IN WHICH THIS FUND INVESTS ARE ON THE CUTTING EDGE OF

       TELECOMMUNICATIONS AND TECHNOLOGY, MAKING THEM INNOVATORS AS WELL.

================================================================================

AIM GLOBAL SCIENCE AND TECHNOLOGY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF COMPANIES THAT DESIGN, DEVELOP OR PROVIDE PRODUCTS AND SERVICES IN THE SCIENCE OR TECHNOLOGY INDUSTRIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Effective July 1, 2002, AIM Global Telecommunications and Technology Fund was renamed AIM Global Science and Technology Fund.

o AIM Global Science and Technology Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and/or absorbed fund expenses during the reporting period, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, B and C shares will differ because of different sales charge structures and class expenses.

o The fund may participate in the initial public offering market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required from non-U.S. companies.

o The value of the fund's shares is particularly vulnerable to factors affecting the technology and science industries, such as substantial government regulations and the need for governmental approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology and science industries and the value of fund shares include rapid obsolescence of products and services, short product cycles, and aggressive pricing. Many technology and science companies are small and at an early state of development and, therefore, may be subject to risks such as limited product lines, markets, and financial and managerial resources.

o Investing in a single-sector mutual fund involves greater risk and potential return than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than the original investment.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o The unmanaged Pacific Stock Exchange Technology 100 Index (the PSE Technology 100) is a price-weighted index of 100 listed and over-the-counter technology stocks from 15 technology-related industries.

o The unmanaged Lipper Science and Technology Fund Index represents an average of the performance of the 30 largest science and technology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

================================================================================

                       THE FUND BEGAN TO FIND MORE SOLID

                     FOOTING LATE IN THE REPORTING PERIOD.

                                ROBERT H. GRAHAM

================================================================================

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when. We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    AIM Global Science and Technology Fund began to find more solid footing late in the reporting period. The fund's Class A shares had a return of -34.01% at net asset value for the fiscal year ending October 31, 2002. The fund's performance was in line with that of similar funds in the Lipper Science and Technology Fund Index, which returned -33.00% for the year. The S&P 500, returned -15.10% for the fiscal year.

    David P. Barnard, one of the portfolio managers on the management team for AIM Global Science and Technology Fund, will be retiring on January 31, 2003. Abel Garcia and Robert Lloyd will remain on the management team for your fund.

    Timely information about your fund and the markets is always available on our Web site, www.aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]
    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]
      GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


TECHNOLOGY STOCKS AND FUND STAGE SMALL RALLY LATE IN FISCAL YEAR

HOW DID AIM GLOBAL SCIENCE AND TECHNOLOGY FUND PERFORM?


After struggling through the protracted bear market over the past two years, AIM Global Science and Technology Fund began to find more solid footing late in the reporting period.

    The fund's Class A shares had returns of -34.01% for the fiscal year ending October 31, 2002. Class B and Class C shares returned -34.48% for the year. (Returns are at net asset value and do not include sales charges.)

    The benchmark index, the S&P 500, returned -15.10% for the fiscal year. (The S&P 500 is more diversified than the fund and is not specifically a technology index.) Also, the Lipper Science & Technology Fund Index returned -33.00% for the year, and the PSE Technology 100 Index returned -24.86% for the year. Like the fund, all these indexes rebounded to positive ground in October 2002.

    Net assets in the fund were $398.9 million, and the number of holdings was 63.

WHAT ECONOMIC TRENDS AFFECTED EQUITY MARKETS?

Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, and anemic company earnings weighed heavily on investors' minds for the final months of the reporting period.

    Markets rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings, and there were indications the Federal Reserve Board (the Fed) planned to cut the federal funds rate, which stood at 1.75% on October 31, 2002--its lowest level since 1961.

WHAT HAPPENED TO TECHNOLOGY STOCKS DURING THE PERIOD?

The technology sector remained depressed for most of the fiscal year. However, late in the fiscal year, many firms' earnings reports began to improve. They lacked the negative, cautious tone of earlier quarters.

    Not only were current earnings frequently on target, many companies also provided upward projections for the next quarter and next year.

    Most importantly, corporate spending on technology seemed headed toward a modest recovery. While spending is nowhere near the record levels seen in 1999 and 2000, companies are beginning to resume or increase information technology spending.

HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Dominant economic trends were largely negative for much of the fiscal year. Consumers still were fearful of a double-dip recession, while consumer spending held up well, consumer

================================================================================

                              ...CORPORATE SPENDING

                              ON TECHNOLOGY SEEMED

                                 HEADED TOWARD A

                                MODEST RECOVERY.

================================================================================

PORTFOLIO COMPOSITION

AS OF 10/31/02, based on total net assets

==================================================================================================================================
  TOP COUNTRIES            TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES
==================================================================================================================================
  [PIE CHART]               1. Samsung Electronics Co., Ltd.            5.3%     1. Semiconductors                      15.6%

  OTHERS            1%      2. Nextel Communications, Inc.-Class A      4.2      2. Aerospace & Defense                  9.8

  SWITZERLAND       1%      3. L-3 Communications Holdings, Inc.        4.0      3. Semiconductor Equipment              7.4

  CANADA            1%      4. Microchip Technology Inc.                3.7      4. Systems Software                     7.3

  SOUTH KOREA       5%      5. Texas Instruments Inc.                   3.7      5. Application Software                 7.0

  U.S.A.           92%      6. Dell Computer Corp.                      3.6      6. Biotechnology                        6.7

                            7. Microsoft Corp.                          3.4      7. Electronic Equipment & Instruments   5.3

                            8. Symantec Corp.                           3.2      8. Wireless Telecommunication Services  5.2

                            9. Lockheed Martin Corp.                    3.1      9. Computer Storage & Peripherals       4.6

                           10. Gilead Sciences, Inc.                    2.8     10. Internet Software & Services         4.0

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

confidence was down heading into the fourth quarter and Christmas.

    In this environment, our two best industries were wireless and defense. Wireless rebounded as companies reduced debt and returned to profitability. Defense continued to be a strong story as concerns about conflict in Iraq continued, and the need for technologically advanced weapons systems intensified.

CAN YOU DISCUSS SOME STOCK HOLDINGS?

o Microsoft, the world's top software company, provides a variety of products and services, including its Windows operating systems and Office software suite. The company has expanded into markets such as video game consoles, interactive television, and Internet access. The firm has resolved its legal problems, and its share price moved higher.

o Nextel has blossomed into a digital mobile phone operator. Already providing business users with wireless phone service, two-way radio dispatch, paging, and text messaging on one handset, Nextel has added wireless Internet access and international roaming. The company continues to show improving cash flows and earnings.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE PERIOD?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated the nation's gross domestic product
(GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the year.

    Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion.

    However, a weak job market threatened consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, continued threats of terror attacks, and the prospects of war with Iraq.

TECHNOLOGY EARNINGS AND REVENUES BEGINNING TO GROW AGAIN, COMMERCE SAYS

Fund managers believe there are tangible signs that prospects for technology stocks are improving, according to a recent report from the U.S. Department of Commerce. Revenue and earnings growth are beginning to turn positive after many quarters of declining growth.

    These diagrams show the average revenue and earnings change in the S&P 500 technology companies. Continued improvement should boost the attractiveness of technology stocks as business spending on technology begins to grow again, Investors Business Daily reported on October 21, 2002.

    Driving fundamental changes are subtle changes in two key metrics. Inventories of technology products are declining, indicating that companies are trying to improve the efficiency of their businesses. New orders are stable, but above the lows seen in September 2001. We believe our bottom up approach to finding stocks for the fund is particularly helpful in this market.

================================================================================

AVERAGE REVENUE CHANGE OF S&P TECH FIRMS

                                  [LINE CHART]

 3/01              -40

 6/01              -70

 9/01              -75

12/01              -55

 3/02              -30

 6/02                0

 9/02               15

================================================================================

================================================================================

AVERAGE EARNINGS CHANGE OF S&P TECH FIRMS

                                  [LINE CHART]

 3/01               4

 6/01             -10

 9/01             -16

12/01             -18

 3/02             -13

 6/02             -12

 9/02              -2

Source: First Call Financial, Precursor Group

================================================================================


================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          DAVID P. BARNARD, CO-MANAGER

                            ABEL GARCIA, CO-MANAGER

                            ROBERT LLOYD, CO-MANAGER

                        ASSISTED BY THE TECHNOLOGY TEAM

                          See important fund and index

                        disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
1/27/92-10/31/02


DATE               AIM GLOBAL SCIENCE            S&P 500 INDEX
                   & TECHNOLOGY FUND
                   CLASS A SHARES

01/27/92                   9525                       10000
10/92                      9300                       10476
10/93                     14284                       12039
10/94                     15286                       12504
10/95                     14848                       15804
10/96                     15887                       19606
10/97                     18702                       25895
10/98                     18110                       31593
10/99                     30357                       39696
10/00                     38713                       42111
10/01                     11166                       31636
10/02                      7367                       26860

                                                             Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Global Science & Technology Fund Class A Shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 1/27/92-10/31/02. Please note:
Index performance is for the period 1/31/92-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the S&P 500 are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS                                                      as of 10/31/02

================================================================================


AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (1/27/92)                -2.80%
  10 Years                          -2.78
   5 Years                         -17.80
   1 Year                          -37.15

CLASS B SHARES
 Inception (4/1/93)                 -4.23%
   5 Years                         -17.67
   1 Year                          -37.76

CLASS C SHARES
 Inception (3/1/99)                -26.98%
   1 Year                          -35.14

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A Shares, inception (1/27/92) -3.78%, 10 years, -3.53%, five years, -21.27%, one year, -35.39%. Class B shares, inception (4/1/93) -5.32%, five years, -21.09%, one year, -35.84%. Class C shares, inception (3/1/99) -29.60%, one year, -33.30%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

                             EDUCATION AND PLANNING

OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2001, only two have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

    In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

    Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance vs. 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year by year results below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

THE LONG AND SHORT OF INVESTING

================================================================================

THE PENALTY FOR MISSING THE MARKET

S&P 500 9/30/92-9/30/02

PERIOD                            AVERAGE ANNUAL           GROWTH
OF INVESTMENT                      TOTAL RETURN          OF $10,000

Staying the Course                    9.00%                $23,674
Miss the 10 Best Days                 4.05                  14,868
Miss the 20 Best Days                -0.40                  10,406
Miss the 30 Best Days                -2.56                   7,712
Miss the 40 Best Days                -5.09                   5,933
Miss the 60 Best Days                -9.42                   3,718

Sources: FactSet Research Systems, Lipper, Inc.

================================================================================

================================================================================

YEAR BY YEAR RESULTS

Average total returns for three asset classes

                                                                                             U.S. Bonds
                  U.S. Stocks                    Foreign Stocks                           (Lehman Aggregate
Year               (S&P 500)            (MSCI EAFE--Registered Trademark-- Index)            Bond Index)
1997                33.35%                            1.78%                                    9.65%
1998                28.60                            20.00                                     8.69
1999                21.03                            26.96                                    -0.82
2000                -9.10                           -14.17                                    11.63
2001               -11.88                           -21.44                                     8.44
================================================================================

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.38%

Aerospace & Defense-9.81%

Alliant Techsystems Inc.(a)(b)                   174,300    $ 10,484,145
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)             342,800      16,111,600
------------------------------------------------------------------------
Lockheed Martin Corp.                            216,200      12,517,980
========================================================================
                                                              39,113,725
========================================================================

Application Software-6.96%

Activision, Inc.(a)                              282,900       5,799,450
------------------------------------------------------------------------
Cerner Corp.(a)                                  146,700       5,223,987
------------------------------------------------------------------------
Electronic Arts Inc.(a)                           92,900       6,049,648
------------------------------------------------------------------------
Intuit Inc.(a)                                   104,400       5,420,448
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                     200,000       5,274,000
========================================================================
                                                              27,767,533
========================================================================

Auto Parts & Equipment-1.65%

Gentex Corp.(a)                                  223,200       6,579,936
========================================================================

Biotechnology-6.70%

Cephalon, Inc.(a)                                 77,800       3,908,672
------------------------------------------------------------------------
Chiron Corp.(a)                                   24,000         947,040
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         326,200      11,332,188
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    170,000       7,823,400
------------------------------------------------------------------------
SangStat Medical Corp.(a)                        146,200       2,728,092
========================================================================
                                                              26,739,392
========================================================================

Computer & Electronics Retail-2.01%

Best Buy Co., Inc.(a)                            208,500       4,297,185
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     70,000       3,711,400
========================================================================
                                                               8,008,585
========================================================================

Computer Hardware-3.59%

Dell Computer Corp.(a)                           500,000      14,305,000
========================================================================

Computer Storage & Peripherals-4.64%

Imation Corp.(a)                                  56,200       2,299,704
------------------------------------------------------------------------
Lexmark International, Inc.(a)                    35,500       2,109,410
------------------------------------------------------------------------
SanDisk Corp.(a)                                 268,500       5,308,245
------------------------------------------------------------------------
Storage Technology Corp.(a)                      362,900       6,416,072
------------------------------------------------------------------------
Western Digital Corp.(a)                         384,400       2,379,436
========================================================================
                                                              18,512,867
========================================================================

Electronic Equipment & Instruments-5.30%

Samsung Electronics Co., Ltd. (South Korea)       75,000      21,139,706
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Health Care Distributors & Services-3.46%

DIANON Systems, Inc.(a)                           87,500    $  3,500,000
------------------------------------------------------------------------
Express Scripts, Inc.(a)                          38,400       2,080,512
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           62,100       1,496,610
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)(b)                     105,300       6,721,299
========================================================================
                                                              13,798,421
========================================================================

Health Care Equipment-0.47%

Boston Scientific Corp.(a)                        49,900       1,877,737
========================================================================

Health Care Facilities-0.52%

United Surgical Partners International,
  Inc.(a)                                        105,200       2,089,272
========================================================================

Internet Retail-1.74%

eBay Inc.(a)                                     110,000       6,958,600
========================================================================

Internet Software & Services-3.99%

Expedia, Inc.-Class A(a)                          51,900       3,511,554
------------------------------------------------------------------------
Hotels.com-Class A(a)(b)                          50,500       3,148,170
------------------------------------------------------------------------
Overture Services, Inc.(a)                       297,900       8,201,187
------------------------------------------------------------------------
PEC Solutions, Inc.(a)                            30,000       1,039,500
========================================================================
                                                              15,900,411
========================================================================

IT Consulting & Services-3.10%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                        144,000       6,631,200
------------------------------------------------------------------------
Computer Sciences Corp.(a)                       178,100       5,750,849
========================================================================
                                                              12,382,049
========================================================================

Networking Equipment-1.47%

Cisco Systems, Inc.(a)                           525,000       5,869,500
========================================================================

Pharmaceuticals-2.45%

Allergan, Inc.                                    25,000       1,361,250
------------------------------------------------------------------------
American Pharmaceutical Partners, Inc.(a)         10,000         200,000
------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                        170,000       5,380,500
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)(b)                   17,000       1,665,830
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        15,000       1,161,450
========================================================================
                                                               9,769,030
========================================================================

Semiconductor Equipment-7.37%

Applied Materials, Inc.(a)                       450,000       6,763,500
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              120,000       4,275,600
------------------------------------------------------------------------
Lam Research Corp.(a)                            475,000       5,980,250
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        261,000       8,247,600
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 92,000       1,114,120
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                        125,900       2,998,938
========================================================================
                                                              29,380,008
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Semiconductors-15.61%

Analog Devices, Inc.(a)                          301,300    $  8,074,840
------------------------------------------------------------------------
Fairchild Semiconductor Corp.-Class A(a)         331,800       3,948,420
------------------------------------------------------------------------
Intersil Corp.-Class A(a)                        162,300       2,757,477
------------------------------------------------------------------------
LSI Logic Corp.(a)                               570,000       3,363,000
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        85,300       1,382,713
------------------------------------------------------------------------
Microchip Technology Inc.(b)                     600,000      14,640,000
------------------------------------------------------------------------
QLogic Corp.(a)                                  260,000       9,037,600
------------------------------------------------------------------------
STMicroelectronics N.V. (Netherlands)            225,000       4,465,235
------------------------------------------------------------------------
Texas Instruments Inc.                           920,000      14,591,200
========================================================================
                                                              62,260,485
========================================================================

Systems Software-7.26%

Microsoft Corp.(a)                               250,000      13,367,500
------------------------------------------------------------------------
Network Associates, Inc.(a)                      174,900       2,779,161
------------------------------------------------------------------------
Symantec Corp. (a)(b)                            320,000      12,800,000
========================================================================
                                                              28,946,661
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Telecommunications Equipment-1.07%

UTStarcom, Inc.(a)                               250,000    $  4,270,000
========================================================================

Wireless Telecommunication Services-5.21%

Nextel Communications, Inc.-Class A (a)(b)     1,500,000      16,920,000
------------------------------------------------------------------------
United States Cellular Corp.(a)                  140,000       3,864,000
========================================================================
                                                              20,784,000
========================================================================
    Common Stocks & Other Equity Interests
      (Cost $439,481,397)                                    376,452,918
========================================================================

MONEY MARKET FUNDS-3.47%

STIC Liquid Assets Portfolio(c)                6,914,345       6,914,345
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        6,914,345       6,914,345
========================================================================
    Total Money Market Funds (Cost
      $13,828,690)                                            13,828,690
========================================================================
TOTAL INVESTMENTS-97.85% (Cost $453,310,087)                 390,281,608
========================================================================
OTHER ASSETS LESS LIABILITIES-2.15%                            8,575,640
========================================================================
NET ASSETS-100.00%                                          $398,857,248
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $453,310,087)*                                 $390,281,608
-------------------------------------------------------------
Foreign currencies, at value (cost $12,389,103)    12,389,282
-------------------------------------------------------------
Receivables for:
  Investments sold                                    625,320
-------------------------------------------------------------
  Fund shares sold                                  1,002,617
-------------------------------------------------------------
  Dividends                                            46,935
-------------------------------------------------------------
Investment for deferred compensation plan               3,466
-------------------------------------------------------------
Collateral for securities loaned                  118,459,571
-------------------------------------------------------------
Other assets                                           33,686
=============================================================
     Total assets                                 522,842,485
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             1,998,280
-------------------------------------------------------------
  Fund shares reacquired                            1,936,105
-------------------------------------------------------------
  Options written (premiums received $453,826)        489,863
-------------------------------------------------------------
  Deferred compensation plan                            3,466
-------------------------------------------------------------
  Collateral upon return of securities loaned     118,459,571
-------------------------------------------------------------
Accrued distribution fees                             323,831
-------------------------------------------------------------
Accrued trustees' fees                                  1,020
-------------------------------------------------------------
Accrued transfer agent fees                           492,886
-------------------------------------------------------------
Accrued operating expenses                            280,215
=============================================================
     Total liabilities                            123,985,237
=============================================================
Net assets applicable to shares outstanding      $398,857,248
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $280,426,370
_____________________________________________________________
=============================================================
Class B                                          $102,469,882
_____________________________________________________________
=============================================================
Class C                                          $ 15,960,996
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            57,390,013
_____________________________________________________________
=============================================================
Class B                                            22,452,284
_____________________________________________________________
=============================================================
Class C                                             3,497,045
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       4.89
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.89 divided by
       95.25%)                                   $       5.13
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       4.56
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       4.56
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $77,870)                                      $     515,038
-------------------------------------------------------------
Dividends from affiliated money market funds          427,739
-------------------------------------------------------------
Interest                                                3,454
-------------------------------------------------------------
Security lending income                               542,030
=============================================================
     Total investment income                        1,488,261
=============================================================

EXPENSES:

Advisory fees                                       5,944,573
-------------------------------------------------------------
Administrative services fees                          128,170
-------------------------------------------------------------
Custodian fees                                         92,510
-------------------------------------------------------------
Distribution fees -- Class A                        1,965,401
-------------------------------------------------------------
Distribution fees -- Class B                        1,952,778
-------------------------------------------------------------
Distribution fees -- Class C                          242,286
-------------------------------------------------------------
Transfer agent fees                                 5,431,147
-------------------------------------------------------------
Trustees' fees                                         10,411
-------------------------------------------------------------
Printing                                              848,229
-------------------------------------------------------------
Other                                                 149,120
=============================================================
     Total expenses                                16,764,625
=============================================================
Less: Fees waived                                  (3,384,288)
-------------------------------------------------------------
     Expenses paid indirectly                         (12,084)
=============================================================
     Net expenses                                  13,368,253
=============================================================
Net investment income (loss)                      (11,879,992)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (245,567,272)
-------------------------------------------------------------
  Foreign currencies                                  273,984
-------------------------------------------------------------
  Option contracts written                          4,324,492
=============================================================
                                                 (240,968,796)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            27,107,318
-------------------------------------------------------------
  Foreign currencies                                   34,077
-------------------------------------------------------------
  Option contracts written                            395,431
=============================================================
                                                   27,536,826
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (213,431,970)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(225,311,962)
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $115,759,188 were on loan to brokers.

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (11,879,992)   $   (25,069,378)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (240,968,796)    (1,198,211,906)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                      27,536,826       (872,582,166)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (225,311,962)    (2,095,863,450)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --       (193,140,722)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (182,354,331)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (14,882,483)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          (5,159,028)       182,460,304
------------------------------------------------------------------------------------------------
  Class B                                                        (122,002,616)         7,506,235
------------------------------------------------------------------------------------------------
  Class C                                                          (3,417,367)         7,846,180
================================================================================================
    Net increase (decrease) in net assets                        (355,890,973)    (2,288,428,267)
================================================================================================

NET ASSETS:

  Beginning of year                                               754,748,221      3,043,176,488
================================================================================================
  End of year                                                 $   398,857,248    $   754,748,221
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 1,903,878,159    $ 2,046,057,315
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                           (6,681)              (816)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (1,441,949,989)    (1,200,707,211)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (63,064,241)       (90,601,067)
================================================================================================
                                                              $   398,857,248    $   754,748,221
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Science and Technology Fund (the "Fund"), formerly AIM Global Telecommunications and Technology Fund, is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,384,288.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $128,170 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $3,594,899 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $1,965,401, $1,952,778 and $242,286, respectively.

  AIM Distributors retained commissions of $90,080 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $35,193, $18 and $7,446 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,928 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $11,990 and reductions in custodian fees of $94 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,084.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $115,759,188 were on loan to brokers. The loans were secured by cash collateral of $118,459,571 received by the Fund and invested in affiliated money market funds as follows:
$59,229,786 in STIC Liquid Assets Portfolio and $59,229,785 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $542,030 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                      10,095     $ 2,707,097
-------------------------------------------------------------
Written                                42,275       9,820,842
-------------------------------------------------------------
Closed                                (34,928)     (8,534,311)
-------------------------------------------------------------
Exercised                             (12,185)     (3,319,028)
-------------------------------------------------------------
Expired                                (1,512)       (220,774)
=============================================================
End of year                             3,745     $   453,826
_____________________________________________________________
=============================================================


Open call option contracts written at October 31, 2002 were as follows:

                                                                     OCTOBER 31,
                                                                        2002            UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF      PREMIUMS     MARKET          APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS      RECEIVED      VALUE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Affiliated Computer
 Services, Inc.-Class
 A                      Nov-02     $ 50        300        $ 42,599    $ 21,750           $ 20,849
----------------------------------------------------------------------------------------------------
Alliant Techsystems
 Inc.                   Nov-02       65        175          23,974      17,063              6,911
----------------------------------------------------------------------------------------------------
Forrest Laboratories
 Inc.                   Nov-02      100         20           4,840       3,550              1,290
----------------------------------------------------------------------------------------------------
Hotels.com-Class A      Nov-02       65        100          11,325      16,250             (4,925)
----------------------------------------------------------------------------------------------------
Microchip Technology
 Inc.                   Nov-02       25        900         142,952     101,250             41,702
----------------------------------------------------------------------------------------------------
Nextel
 Communications,
 Inc.-Class A           Nov-02       10      1,500         145,495     221,250            (75,755)
----------------------------------------------------------------------------------------------------
Quest Diagnostics
 Inc.                   Nov-02       65        100          21,699      17,750              3,949
----------------------------------------------------------------------------------------------------
Symantec Corp.          Nov-02       40        650          60,942      91,000            (30,058)
====================================================================================================
                                             3,745        $453,826    $489,863           $(36,037)
____________________________________________________________________________________________________
====================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002        2001
------------------------------------------------------------
Distributions paid from long-term
  capital gain                          $--     $390,377,536
============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $   (64,198,108)
--------------------------------------------------------------
Temporary book/tax differences                          (6,681)
--------------------------------------------------------------
Capital loss carryforward                       (1,440,816,122)
--------------------------------------------------------------
Shares of beneficial interest                    1,903,878,159
==============================================================
                                               $   398,857,248
______________________________________________________________
==============================================================


  The difference between book-basis and tax basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and other deferrals. Amount includes appreciation (depreciation) on foreign currencies and options written of $(35,761).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $1,181,366,577
-------------------------------------------------------------
October 31, 2010                                  259,449,545
=============================================================
                                               $1,440,816,122
_____________________________________________________________
=============================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $674,273,137 and $809,876,271, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $ 31,046,576
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (95,208,923)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(64,162,347)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $454,443,955.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating losses, shares of beneficial interest was decreased by $11,600,145, undistributed net investment income was increased by $11,874,127 and undistributed net realized gains was decreased by $273,982. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      34,707,240*   $ 227,772,981*    20,449,981    $ 233,919,662
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,939,110       19,257,843      6,719,273       89,717,986
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,050,513        6,971,729      1,715,379       22,049,203
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --      8,804,839      178,558,019
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      8,822,895      168,780,846
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        739,056       14,130,718
==========================================================================================================================
Reacquired:
  Class A                                                     (36,509,509)    (232,932,009)   (19,515,999)    (230,017,377)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (21,786,550)*   (141,260,459)*  (22,756,386)    (250,992,597)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,669,762)     (10,389,096)    (2,270,767)     (28,333,741)
==========================================================================================================================
                                                              (21,268,958)   $(130,579,011)     2,708,271    $ 197,812,719
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 9,000,274 shares of Class B shares in the amount of $56,174,791 to 8,433,047 shares of Class A shares in the amount of $56,174,791.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
                                                      2002           2001            2000                 1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   7.41       $  30.61       $    26.44           $    16.28    $  18.04
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.12)(a)      (0.20)(a)         0.06(a)(b)          (0.25)      (0.17)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (2.40)        (19.12)            7.23                10.97       (0.39)
=============================================================================================================================
    Total from investment operations                   (2.52)        (19.32)            7.29                10.72       (0.56)
=============================================================================================================================
Less distributions from net realized gains                --          (3.88)           (3.12)               (0.56)      (1.20)
=============================================================================================================================
Net asset value, end of period                      $   4.89       $   7.41       $    30.61           $    26.44    $  16.28
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                       (34.01)%       (71.16)%          27.52%               67.63%      (3.16)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $280,426       $438,702       $1,513,595           $1,023,124    $713,904
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.01%(d)       1.98%            1.63%                1.77%       1.88%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.56%(d)       2.03%            1.63%                1.77%       1.88%
=============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.76)%(d)     (1.57)%           0.16%               (1.11)%     (0.93)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                  115%           173%             111%                 122%         75%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include sales charges.
(d)  Ratios are based on average daily assets of $393,080,194.


                                                                                      CLASS B
                                                    ----------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------------------------
                                                      2002            2001           2000                1999             1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   6.96        $  29.17      $    25.43           $  15.76         $  17.58
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.14)(a)       (0.25)(a)       (0.11)(a)(b)       (0.35)           (0.25)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (2.26)         (18.08)           6.97              10.58            (0.37)
================================================================================================================================
    Total from investment operations                   (2.40)         (18.33)           6.86              10.23            (0.62)
================================================================================================================================
Less distributions from net realized gains                --           (3.88)          (3.12)             (0.56)           (1.20)
================================================================================================================================
Net asset value, end of period                      $   4.56        $   6.96      $    29.17           $  25.43         $  15.76
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                       (34.48)%        (71.30)%         26.87%             66.84%           (3.67)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $102,470        $287,394      $1,414,915           $898,400         $614,715
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.51%(d)        2.48%           2.13%              2.28%            2.38%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   3.06%(d)        2.53%           2.13%              2.28%            2.38%
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (2.26)%(d)      (2.07)%         (0.34)%            (1.62)%          (1.43)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                  115%            173%            111%               122%              75%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $195,277,846.


                                                                               CLASS C
                                                    --------------------------------------------------------------
                                                                                                    MARCH 1, 1999
                                                                                                    (DATE SALES
                                                            YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                    ---------------------------------------         OCTOBER 31,
                                                     2002         2001               2000              1999
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  6.96      $ 29.16           $  25.43            $ 19.23
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.14)(a)    (0.25)(a)          (0.11)(a)(b)       (0.11)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (2.26)      (18.07)              6.96               6.31
==================================================================================================================
    Total from investment operations                  (2.40)      (18.32)              6.85               6.20
==================================================================================================================
Less distributions from net realized gains               --        (3.88)             (3.12)                --
==================================================================================================================
Net asset value, end of period                      $  4.56      $  6.96           $  29.16            $ 25.43
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                      (34.48)%     (71.29)%            26.83%             32.24%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $15,961      $28,652           $114,667            $12,352
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.51%(d)     2.48%              2.13%              2.28%(e)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  3.06%(d)     2.53%              2.13%              2.28%(e)
==================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (2.26)%(d)   (2.07)%            (0.34)%            (1.62)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                 115%         173%               111%               122%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $24,228,588.
(e)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Science and Technology Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Science and Technology Fund (formerly known as AIM Global Telecommunications and Technology
Fund) (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm)
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

================================================================================

                                     [ART]

                                 MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================


                                                                                                     FIXED INCOME

         DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                              TAXABLE

          MORE AGGRESSIVE                            MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Emerging Growth Fund                 AIM Developing Markets Fund                   AIM High Yield Fund II
AIM Small Cap Growth Fund(1)             AIM European Small Company Fund               AIM High Yield Fund
AIM Aggressive Growth Fund               AIM Asia Pacific Growth Fund(2)               AIM Strategic Income Fund
AIM Opportunities I Fund(2),(3)          AIM International Emerging Growth Fund        AIM Income Fund
AIM Mid Cap Growth Fund                  AIM Global Aggressive Growth Fund             AIM Global Income Fund
AIM Libra Fund                           AIM European Growth Fund(2)                   AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund         AIM International Growth Fund(2)              AIM Intermediate Government Fund
AIM Opportunities II Fund(2),(3)         AIM Global Growth Fund                        AIM Short Term Bond Fund
AIM Constellation Fund                   AIM Worldwide Spectrum Fund                   AIM Floating Rate Fund
AIM Large Cap Growth Fund                AIM Global Trends Fund                        AIM Limited Maturity Treasury Fund(4),(5)
AIM Weingarten Fund                      AIM International Core Equity Fund(2)         AIM Money Market Fund
AIM Opportunities III Fund(2),(3)
AIM Small Cap Equity Fund                            MORE CONSERVATIVE                             MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                        SECTOR EQUITY                                    TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                         MORE AGGRESSIVE                               MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                       AIM New Technology Fund                       AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund             AIM Global Science and Technology Fund(2)     AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund           AIM Global Energy Fund                        AIM Tax-Free Intermediate Fund(4),(5)
AIM Charter Fund                         AIM Global Financial Services Fund            AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                     AIM Global Health Care Fund
AIM Large Cap Basic Value Fund           AIM Global Utilities Fund                                 MORE CONSERVATIVE
AIM Balanced Fund*                       AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                           [AIM FUNDS LOGO]
                                                     MORE CONSERVATIVE                         --Registered Trademark--
        MORE CONSERVATIVE

*Domestic equity and income fund


Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, ASK YOUR FINANCIAL ADVISOR FOR A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. THIS BROCHURE IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

================================================================================

                                 POSTAGE GRAPHIC

                                    PRSRT STD

                                   US POSTAGE

                                      PAID

                                 PERMIT NO. 1919

                                 HOUSTON, TEXAS

================================================================================

                                  INVEST WITH DISCIPLINE--Registered Trademark--

                                                                        GST-AR-1
A I M Distributors, Inc.

                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM STRATEGIC INCOME FUND

                                  [COVER IMAGE]

                                    AIM LOGO

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                     THE CHESS GAME, BY ALICE KENT STODDARD

  CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, IN WHICH PLANNING THE MOVES OF

  EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE GOAL OF WINNING THE GAME. LIKE

        A THOUGHTFUL CHESS PLAYER, THIS FUND'S MANAGEMENT TEAM CAREFULLY

   WEIGHS ITS OPTIONS AND CHOOSES SECURITIES FOR THE PORTFOLIO THAT WILL HELP

                          THE FUND REACH ITS OBJECTIVE.

================================================================================

AIM STRATEGIC INCOME FUND IS FOR SHAREHOLDERS WHO SEEK HIGH CURRENT INCOME AND, SECONDARILY, GROWTH OF CAPITAL BY INVESTING MAINLY IN DEBT SECURITIES OF ISSUERS IN THE UNITED STATES, DEVELOPED FOREIGN COUNTRIES AND EMERGING MARKETS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and/or absorbed expenses, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day yield will differ.

o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lehman High Yield Index, which represents the performance of high-yield debt securities, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper Multi-Sector Income Fund Index represents an average of the performance of the 30 largest multi-sector income funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74.

                        We know from experience that these conditions do
                    eventually end, though no one can predict exactly when. We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    AIM Strategic Income Fund's 30-day yield was a gratifying 6.24% (Class A shares at maximum offering price) as of October 31, 2002. For share values, however, the fund's aggressive investment approach operated to its disadvantage this year. Increased volatility undercut the value of high-yield bonds, which make up a substantial portion of the fund's portfolio. Excluding sales charges, the total return for the fund's Class A shares for the fiscal year was -6.93%.

    The fund's high-yield holdings have been reduced but not eliminated, because the managers believe that the market will eventually turn--and that when it does, the turn will be sudden. Completely abandoning the high yield sector would mean giving up that potential return.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                       AIM STRATEGIC INCOME FUND'S 30-DAY

                          YIELD WAS A GRATIFYING 6.24%

                       (CLASS A SHARES AT MAXIMUM OFFERING

                         PRICE) AS OF OCTOBER 31, 2002.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS


[EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]

      GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CONTINUES TO PROVIDE ATTRACTIVE YIELD

HOW DID AIM STRATEGIC INCOME FUND FARE DURING THE FISCAL YEAR?

Uncertainty clouded the market, causing investors to overreact to both good news and bad. The fund, however, held its course, continuing to fulfill its primary objective of furnishing attractive current income to its shareholders. As of October 31, 2002, the fund's 30-day distribution rate at maximum offering price was 7.32% for Class A shares and 7.02% for Class B and Class C shares. Its 30-day yield was 6.24% for Class A shares and 5.88% for Class B and Class C shares. Had the advisor not waived fees and expenses, its 30-day yield would have been 5.63% for Class A shares and 5.24% for Class B and Class C shares.

    The fund's total returns for the 12 months ended October 31, 2002 (excluding sales charges) were -6.93% for Class A shares, -7.54% for Class B shares and -7.43% for Class C shares. The year went poorly for high-yield issues, as illustrated by the -5.49% total return for the Lehman High Yield Index, turning the fund's substantial proportion of high-yield issues into a disadvantage. A risk-averse market favored bonds of the highest grades. The Lehman Aggregate Bond Index, containing only domestic investment-grade bonds, returned 5.89%, while the Lipper Multi-Sector Income Fund Index returned 2.72%. Bonds fared much better than equities: The S&P 500 returned -15.10%.

HOW DID ECONOMIC TRENDS AFFECT BONDS DURING THE FISCAL YEAR?

The U.S. economy emerged in the fourth quarter of 2001 from the recession that had gripped it for the previous three quarters, and continued to grow throughout the fund's fiscal year. Initially, investors moved money back into stocks, and bond prices sagged. But early in the second quarter, the stock market resumed its long decline. Apprehension kept volatility high. Often, if one prominent company missed its earnings forecast, its whole sector's stocks were pummeled. Bonds again became a refuge, and the safest issues were most in demand; values rose, compressing yields. But in early October, stocks rallied and bonds dipped.

WHAT SECTORS PERFORMED BEST IN THE BOND MARKET?

In the United States, Treasuries tallied the best total returns for the year, then agency bonds, mortgage-backed securities and investment-grade corporate bonds.

    U.S. government securities had one of the best quarterly performances in more than a decade in the third quarter of 2002. On average, agency issues and mortgage-backed securities had positive returns, while results for corporate debt were negative; high-yield bonds, as mentioned, came in last. On the whole, financial institutions suffered less than industrials, and those held up better than utilities.

PORTFOLIO COMPOSITION

====================================================================================================================================
                                                                             % of
TOP 10 HOLDINGS                                       Coupon    Maturity   Portfolio            INVESTMENT TYPE BREAKDOWN
------------------------------------------------------------------------------------------------------------------------------------
 1. U.S. Treasury Notes                                4.75%      11/08       7.2%

 2. Bundesrepublik Deutschland-                                                                 International Corporate
    Series 2002, Bonds                                 5.00        7/12       3.2                 & Gov't. Bonds                 14%

 3. Texas-New Mexico Power Co., Sr.                                                             U.S. Gov't. & Agency             11%
    Unsec. Notes                                       6.25        1/09       2.2
                                                                                                Mortgage-Backed                  10%

 4. News America Holdings, Inc., Sr.                                                               [PIE CHART]

    Gtd. Deb.                                          9.25        2/13       1.8               Convertible Bonds                 6%

 5. Noble Energy, Inc., Sr. Unsec. Deb.                7.25        8/97       1.7               Cash & Other                      7%

 6. Newfield Exploration Co., Sr. Unsec.                                                        U.S. Corporate Bonds             52%
    Unsub. Notes                                       7.63        3/11       1.7

 7. Wachovia Corp., Unsec. Putable Sub.
    Deb.                                               7.50        4/05       1.6

 8. Lamar Advertising Co., Conv. Unsec.
    Notes                                              5.25        9/06       1.4

 9. News America Holdings, Inc., Putable
    Notes                                              8.45        8/06       1.4

10. Comverse Technology, Inc., Sr. Unsec.
    Conv. Sub. Notes                                   1.50       12/05       1.4

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

================================================================================

                              THE FUND CONTINUED TO

                                 PURSUE A WIDELY

                            DIVERSIFIED, MULTI-SECTOR

                                    APPROACH.

================================================================================

    Weak corporate earnings led to credit quality downgrades for many firms. Investors' anxiety about possible defaults depressed bond values, sharply widening yield spreads vs. Treasuries even for high-quality debt.

    Globally, government bonds outperformed corporates for the year as economic growth remained anemic. European bonds rallied in the third quarter of 2002, but underperformed U.S. issues; U.K. fixed-income securities outperformed both, while the Asia-Pacific region underperformed.

HOW WAS THE FUND POSITIONED, AND WHAT CHANGES DID YOU MAKE?

The fund continued to pursue a widely diversified, multi-sector approach, investing in U.S. government and investment-grade corporate bonds, high-yield bonds, and government and corporate bonds of developed and developing countries.

    During the second quarter of 2002 the high-yield market took a steep downward turn, causing the fund's high-yield component to exert a negative impact on fund performance. When the trend extended into the third quarter, we reduced the fund's exposure to high-yield securities from over 40% of the portfolio (a level historically typical for the fund) to less than 25% and added more higher-quality holdings to ride out this period of instability. At the end of the fiscal year, the fund's average credit quality rating was A, up from its customary BBB.

    During the latter part of the fiscal year we trimmed holdings in industrials and purchased more in the financial sector to capture relative outperformance. The total allocation to international funds did not change greatly, but during the year we began favoring the more developed economies, as developing-markets debt was rattled by difficulties in Argentina and Brazil.

WHAT WAS THE MARKET SITUATION AT THE END OF THE FUND'S FISCAL YEAR?

Mixed economic results suggested slow growth. Third-quarter gross domestic product (GDP) growth was healthy, but the Federal Reserve Board (the Fed) observed sluggish economic activity and weak retail sales in September and early October. A weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    The direction of the markets remained unpredictable, as economic and geopolitical uncertainties kept investors on edge. Though stocks were rising and bonds falling at the close of the fiscal year, economists lacked consensus on when the economy was likely to strengthen enough for the Fed to begin raising rates. Historically, the principal values of fixed-income securities have tended to decline as interest rates rise, so investors should take care to maintain realistic expectations and to keep their portfolios well diversified to counteract risk. However, we believe the portfolio is well positioned to take advantage of a variety of potential market conditions.


as of 10/31/02, based on total net assets

================================================================================
TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
 1. Oil & Gas Exploration & Production          9.1%

 2. Electric Utilities                          8.0

 3. U.S. Treasury Notes                         7.2

 4. Broadcasting & Cable TV                     6.9

 5. Banks                                       5.9

 6. Federal National Mortgage
    Association (FNMA)                          5.6

 7. Sovereign Debt                              5.6

 8. Diversified Financial Services              4.8

 9. Publishing                                  3.5

10. Integrated Oil & Gas                        3.4
================================================================================

================================================================================

eDELIVERY

REDUCE YOUR PAPER MAIL WITH AIM'S eDELIVERY

Sign up for eDelivery by going to aiminvestments.com and you can have your fund reports and prospectuses delivered electronically. At our Web site, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the Web site at any time.)

   If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

================================================================================

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                                 ROBERT G. ALLEY

                                 JAN H. FRIEDLI

                                CAROLYN L. GIBBS

                                 SCOT W. JOHNSON

                                 CRAIG A. SMITH

                          See important fund and index
                         disclosures inside front cover.

================================================================================

                                                                   [COVER IMAGE]

FUND PERFORMANCE

================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
10/31/92-10/31/02


                        AIM STRATEGIC INCOME FUND               LEHMAN AGGREGATE
DATE                         CLASS A SHARES                        BOND INDEX
10/92                             9525                                10000
1/93                              9685                                10356
4/93                             10699                                10656
7/93                             11833                                10925
10/93                            13049                                11187
1/94                             13884                                11302
4/94                             11060                                10745
7/94                             11365                                10933
10/94                            11688                                10776
1/95                             10644                                11041
4/95                             11158                                11532
7/95                             11639                                12039
10/95                            12042                                12463
1/96                             13282                                12911
4/96                             13166                                12527
7/96                             13755                                12704
10/96                            14813                                13190
1/97                             15572                                13332
4/97                             15391                                13415
7/97                             16533                                14073
10/97                            16206                                14364
1/98                             16573                                14762
4/98                             17166                                14878
7/98                             16730                                15179
10/98                            15654                                15703
1/99                             16273                                15953
4/99                             16223                                15810
7/99                             15764                                15554
10/99                            15666                                15784
1/00                             15851                                15655
4/00                             15331                                16007
7/00                             15445                                16481
10/00                            15295                                16936
1/01                             16158                                17822
4/01                             15696                                17991
7/01                             15714                                18574
10/01                            15611                                19405
1/02                             15579                                19169
4/02                             15596                                19403
7/02                             14027                                19975
10/02                            14528                                20546

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Strategic Income Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 10/31/92-10/31/02. It is important to understand the difference between your fund and an index. A market index such as the Lehman Aggregate Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees.

    Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares.

    Performance for the index does not reflect the effects of taxes. This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
 10 years                 3.81%
  5 years                -3.11
  1 year                -11.35

CLASS B SHARES
 10 years                 3.77%
  5 years                -3.08
  1 year                -11.84

CLASS C SHARES
 Inception (3/1/99)      -2.90%
  1 year                 -8.29

In addition to fund returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) for periods ended 9/30/02, the most recent calendar quarter-end, which were: Class A shares, 10 years, 3.84%; five years, -3.70%; one year, -7.67%. Class B shares, inception (10/22/92), 3.84%; five years, -3.66%; one year, -8.21%. Class C shares, inception (3/1/99), -2.62%; one year, -4.64%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

EDUCATION AND PLANNING

OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2001, only two were negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

    In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

    Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance vs. 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year-by-year results below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

THE LONG AND SHORT OF INVESTING

================================================================================

THE PENALTY FOR MISSING THE MARKET

S&P 500 9/30/92-9/30/02

PERIOD                          AVERAGE ANNUAL             GROWTH
OF INVESTMENT                    TOTAL RETURN            OF $10,000
Staying the Course                  9.00%                 $23,674
Miss the 10 Best Days               4.05                   14,868
Miss the 20 Best Days              -0.40                   10,406
Miss the 30 Best Days              -2.56                    7,712
Miss the 40 Best Days              -5.09                    5,933
Miss the 60 Best Days              -9.42                    3,718

Sources: FactSet Research Systems, Lipper, Inc.

================================================================================

YEAR BY YEAR RESULTS

Average total returns for three asset classes

                                     FOREIGN STOCKS              U.S. BONDS
               U.S. STOCKS       (MSCI EAFE--Registered       (LEHMAN AGGREGATE
YEAR            (S&P 500)          Trademark-- INDEX)             BOND INDEX)
1997             33.35%                  1.78%                       9.65%
1998             28.60                  20.00                        8.69
1999             21.03                  26.96                       -0.82
2000             -9.10                 -14.17                       11.63
2001            -11.88                 -21.44                        8.44

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-65.50%

Advertising-1.44%

Lamar Advertising Co., Conv. Unsec. Notes,
  5.25%, 09/15/06                              $1,300,000   $ 1,309,750
=======================================================================

Aerospace & Defense-1.00%

Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06                          500,000       568,340
-----------------------------------------------------------------------
Raytheon Co., Notes, 6.75%, 08/15/07              315,000       342,355
=======================================================================
                                                                910,695
=======================================================================

Airlines-0.16%

Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          280,000       141,400
=======================================================================

Apparel Retail-0.40%

Gap, Inc. (The), Unsec. Unsub. Notes, 9.90%,
  12/15/05                                        365,000       366,825
=======================================================================

Apparel, Accessories & Luxury Goods-0.22%

Russell Corp., Sr. Notes, 9.25%, 05/01/10
  (Acquired 04/11/02; Cost $90,000)(a)             90,000        93,150
-----------------------------------------------------------------------
William Carter Co. (The), Sr. Unsec. Gtd.
  Sub. Notes, 10.88%, 08/15/11                     95,000       103,075
=======================================================================
                                                                196,225
=======================================================================

Automobile Manufacturers-0.79%

General Motors Corp., Unsec. Putable Deb.,
  8.80%, 03/01/21                                 750,000       721,222
=======================================================================

Banks-4.74%

Bank One Corp., Sr. Unsec. Unsub. Notes,
  7.63%, 08/01/05                                 400,000       451,852
-----------------------------------------------------------------------
Citicorp, Jr. Unsec. Sub. Notes, 6.38%,
  01/15/06                                        300,000       324,180
-----------------------------------------------------------------------
KeyBank N.A., Sr. Notes, 4.10%, 06/30/05          300,000       309,447
-----------------------------------------------------------------------
Santander Finance Issuances (Cayman Islands),
  Unsec. Gtd. Sub. Yankee Notes, 7.00%,
  04/01/06                                        150,000       155,829
-----------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/05                                 900,000       981,414
-----------------------------------------------------------------------
  7.50%, 04/15/05                               1,200,000     1,413,180
-----------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          575,000       673,428
=======================================================================
                                                              4,309,330
=======================================================================

Broadcasting & Cable TV-6.79%

Adelphia Communications Corp.
  Sr. Unsec. Notes, 10.88%, 10/01/10(b)           550,000       182,875
-----------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%,
    03/01/07(b)                                   140,000        46,550
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Broadcasting & Cable TV-(Continued)

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Yankee Notes, 7.30%,
  10/15/06                                     $  750,000   $   779,722
-----------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                                420,000       187,950
-----------------------------------------------------------------------
  11.13%, 01/15/11                                220,000        98,450
-----------------------------------------------------------------------
Charter Communications, Inc., Sr. Conv.
  Notes, 5.75%, 10/15/05 (Acquired 10/25/00;
  Cost $1,500,000)(a)                           1,500,000       330,000
-----------------------------------------------------------------------
Comcast UK Cable Partners Ltd. (Bermuda), Sr.
  Unsec. Yankee Disc. Deb., 11.20%, 11/15/07      250,000       181,250
-----------------------------------------------------------------------
Cox Communications, Inc., Sr. Unsec. RAPS
  Notes, 2.47%, 11/07/02                          350,000       350,878
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Deb., 7.88%,
  02/15/18                                      1,250,000       968,750
-----------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes,
  7.25%, 07/15/08                                 500,000       407,500
-----------------------------------------------------------------------
  7.88%, 12/15/07                                 700,000       581,000
-----------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09               300,000        58,500
-----------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                          500,000       202,500
-----------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 8.75%, 12/15/11                100,000       105,500
-----------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  7.88%, 02/15/26                                 200,000       197,986
-----------------------------------------------------------------------
  8.75%, 08/01/15                                 500,000       469,375
-----------------------------------------------------------------------
Time Warner Inc., Unsec. Deb., 9.15%,
  02/01/23                                      1,000,000     1,017,500
=======================================================================
                                                              6,166,286
=======================================================================

Casinos & Gambling-0.97%

Boyd Gaming Corp., Sr. Unsec. Gtd. Notes,
  9.25%, 08/01/09                                 210,000       227,850
-----------------------------------------------------------------------
  8.75%, 04/15/12                                 215,000       218,225
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority, Sr. Unsec.
  Gtd. Sub. Notes, 8.00%, 04/01/12                270,000       278,100
-----------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                          155,000       156,162
=======================================================================
                                                                880,337
=======================================================================

Commodity Chemicals-0.08%

ISP Chemco Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 07/01/11                     70,000        71,400
=======================================================================

Computer Hardware-0.71%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Putable Deb., 8.00%,
  05/01/03 (Acquired 03/07/00; Cost
  $480,000)(a)(b)(c)                              600,000        31,800
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Computer Hardware-(Continued)

IBM Corp., Deb., 8.38%, 11/01/19               $  500,000   $   611,190
=======================================================================
                                                                642,990
=======================================================================

Construction Materials-0.38%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         360,000       349,200
=======================================================================

Consumer Finance-1.68%

Ford Motor Credit Co., Unsec. Notes, 6.88%,
  02/01/06                                        750,000       697,582
-----------------------------------------------------------------------
General Motors Acceptance Corp., Unsec.
  Unsub. Notes, 7.63%, 06/15/04                   175,000       180,488
-----------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  6.50%, 01/24/06                                 200,000       178,720
-----------------------------------------------------------------------
  8.00%, 05/09/05                                 500,000       471,410
=======================================================================
                                                              1,528,200
=======================================================================

Distillers & Vintners-0.39%

Diageo PLC, Sr. Unsec. Gtd. Putable Notes,
  7.45%, 04/15/05                                 300,000       350,277
=======================================================================

Diversified Chemicals-0.20%

Equistar Chemicals LP/Equistar Funding Corp.,
  Sr. Unsec. Gtd. Notes, 10.13%, 09/01/08         200,000       181,000
=======================================================================

Diversified Financial Services-3.84%

Associates Corp. of North America, Sr. Notes,
  5.80%, 04/20/04                                 200,000       209,846
-----------------------------------------------------------------------
Citigroup Capital II, Jr. Gtd. Sub. Bonds,
  7.75%, 12/01/36                                 180,000       188,005
-----------------------------------------------------------------------
Citigroup Inc.
  Sr. Unsec. Notes, 4.13%, 06/30/05               100,000       104,070
-----------------------------------------------------------------------
  Unsec. Sub. Notes, 6.63%, 06/15/32              625,000       636,731
-----------------------------------------------------------------------
Fidelity Investments, Bonds, 7.57%, 06/15/29
  (Acquired 07/25/02; Cost $218,316)(a)           200,000       219,310
-----------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Notes, 6.80%, 11/01/05              100,000       111,217
-----------------------------------------------------------------------
John Hancock Global Funding II
  Medium Term Notes, 6.50%, 03/01/11
  (Acquired 07/24/02; Cost $295,243)(a)           280,000       300,947
-----------------------------------------------------------------------
  Notes, 5.00%, 07/27/07 (Acquired 06/12/02;
  Cost $99,945)(a)                                100,000       104,254
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.94%, 02/10/28(d)   2,200,000       311,278
-----------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Deb., 11.63%,
  05/15/05                                        150,000       180,577
-----------------------------------------------------------------------
Morgan Stanley, Unsec. Notes, 6.30%, 01/15/06     300,000       320,244
-----------------------------------------------------------------------
Washington Mutual Financial, Sr. Unsec.
  Notes, 8.25%, 06/15/05                          325,000       367,699
-----------------------------------------------------------------------
Wells Fargo Financial, Inc., Notes, 6.13%,
  02/15/06                                        400,000       436,680
=======================================================================
                                                              3,490,858
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

Electric Utilities-7.57%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  8.75%, 12/15/02                              $1,000,000   $   895,000
-----------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        560,000       184,800
-----------------------------------------------------------------------
CenterPoint Energy, Inc., Conv. ZENS, 2.00%,
  09/15/29                                         17,000       369,920
-----------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08           400,000       414,396
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                 695,000       517,775
-----------------------------------------------------------------------
Cogentrix Energy, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 8.75%, 10/15/08                     550,000       165,000
-----------------------------------------------------------------------
Duke Energy Corp., Bonds, 6.45%, 10/15/32         200,000       186,652
-----------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21(e)                              385,000       536,070
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                365,000        93,075
-----------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(f)        1,150,000     1,223,773
-----------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            300,000       321,558
-----------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Unsec. Notes,
  6.25%, 01/15/09                               2,000,000     1,967,120
=======================================================================
                                                              6,875,139
=======================================================================

Electrical Components & Equipment-1.13%

ASM Lithography Holding N.V. (Netherlands),
  Conv. Yankee Bonds, 4.25%, 11/30/04
  (Acquired 04/05/00; Cost $1,507,813)(a)       1,250,000     1,029,750
=======================================================================

Electronic Equipment & Instruments-0.14%

Solectron Corp., Sr. Unsec. Notes, 9.63%,
  02/15/09                                        140,000       126,700
=======================================================================

Forest Products-0.12%

Louisiana-Pacific Corp., Sr. Unsec. Notes,
  8.50%, 08/15/05                                 110,000       111,650
=======================================================================

Gas Utilities-0.47%

El Paso Corp., Sr. Medium Term Notes, 8.05%,
  10/15/30                                        200,000       118,750
-----------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Unsec.
  Yankee Deb., 8.63%, 05/15/12                    250,000       305,098
=======================================================================
                                                                423,848
=======================================================================

Health Care Equipment-0.09%

Radiologix, Inc.-Series B, Sr. Unsec. Gtd.
  Notes, 10.50%, 12/15/08                          85,000        84,575
=======================================================================

Health Care Facilities-0.63%

Hanger Orthopedic Group, Inc., Sr. Unsec.
  Gtd. Notes, 10.38%, 02/15/09                    400,000       428,000
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Health Care Facilities-(Continued)

Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                              $  140,000   $   140,700
=======================================================================
                                                                568,700
=======================================================================

Homebuilding-0.91%

Beazer Homes USA, Inc., Sr. Unsec. Gtd.
  Notes, 8.38%, 04/15/12                          115,000       117,875
-----------------------------------------------------------------------
K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    400,000       422,000
-----------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.13%, 05/01/12                          350,000       288,750
=======================================================================
                                                                828,625
=======================================================================

Hotels, Resorts & Cruise Lines-0.29%

John Q. Hammons Hotels, Inc., Sr. 1st
  Mortgage Notes, 8.88%, 05/15/12                 120,000       116,400
-----------------------------------------------------------------------
Kerzner International Ltd. (Bahamas), Sr.
  Unsec. Gtd. Sub. Yankee Notes, 8.88%,
  08/15/11                                        150,000       148,500
=======================================================================
                                                                264,900
=======================================================================

Industrial Machinery-0.35%

NMHG Holding Co., Unsec. Gtd. Notes, 10.00%,
  05/15/09                                         60,000        57,600
-----------------------------------------------------------------------
Pall Corp., Notes, 6.00%, 08/01/12 (Acquired
  08/01/02; Cost $249,873)(a)                     250,000       258,825
=======================================================================
                                                                316,425
=======================================================================

Integrated Oil & Gas-3.42%

BP Canada Finance Co. (Canada), Yankee Bonds,
  3.38%, 10/31/07                                 750,000       754,523
-----------------------------------------------------------------------
El Paso Energy Partners, L.P.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.50%, 06/01/11         200,000       180,500
-----------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Bonds, 8.90%, 08/15/28                          625,000       688,619
-----------------------------------------------------------------------
Occidental Petroleum Corp.
  Sr. Putable Deb., 9.25%, 08/01/04               950,000     1,213,549
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.50%, 04/01/05               250,000       269,765
=======================================================================
                                                              3,106,956
=======================================================================

Integrated Telecommunication Services-0.99%

GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                    140,000       149,793
-----------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        250,000        50,000
-----------------------------------------------------------------------
Sprint Capital Corp.
  Sr. Unsec. Gtd. Notes, 6.00%, 01/15/07          255,000       206,869
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Gtd. Notes, 6.13%,
    11/15/08                                      440,000       344,300
-----------------------------------------------------------------------
  Unsec. Gtd. Notes, 8.75%, 03/15/32              200,000       150,750
=======================================================================
                                                                901,712
=======================================================================

Life & Health Insurance-0.19%

American General Corp., Unsec. Notes, 7.50%,
  08/11/10                                        150,000       171,480
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

Multi-Line Insurance-0.33%

AIG SunAmerica Global Financing IX, Bonds,
  6.90%, 03/15/32 (Acquired 07/31/02; Cost
  $287,306)(a)                                 $  275,000   $   299,417
=======================================================================

Oil & Gas Drilling-0.82%

Northern Natural Gas, Notes, 5.38%, 10/31/12
  (Acquired 10/09/02; Cost $164,767)(a)           165,000       160,769
-----------------------------------------------------------------------
Transocean Inc., Unsec. Notes, 6.95%,
  04/15/08                                        525,000       585,858
=======================================================================
                                                                746,627
=======================================================================

Oil & Gas Equipment & Services-0.57%

Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000       518,790
=======================================================================

Oil & Gas Exploration & Production-9.08%

Amerada Hess Corp., Unsec. Notes, 5.30%,
  08/15/04                                        200,000       209,464
-----------------------------------------------------------------------
Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                         1,000,000     1,144,410
-----------------------------------------------------------------------
Canadian Oil Sands Ltd. (Canada), Sr. Yankee
  Notes, 7.90%, 09/01/21 (Acquired 07/31/02;
  Cost $228,582)(a)                               225,000       232,391
-----------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08                          240,000       246,000
-----------------------------------------------------------------------
Colorado Interstate Gas Co., Sr. Unsec. Deb.,
  10.00%, 06/15/05                                350,000       315,438
-----------------------------------------------------------------------
Devon Energy Corp., Sr. Unsec. Deb., 7.95%,
  04/15/32                                        400,000       462,232
-----------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Unsub.
  Deb., 7.88%, 09/30/31                           300,000       347,802
-----------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        390,000       391,950
-----------------------------------------------------------------------
Kerr-McGee Corp., Jr. Conv. Sub. Unsec. Deb.,
  5.25%, 02/15/10                               1,000,000     1,081,250
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          550,000       592,312
-----------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        1,500,000     1,575,000
-----------------------------------------------------------------------
Noble Energy, Inc., Sr. Unsec. Deb., 7.25%,
  08/01/97                                      1,760,000     1,582,662
-----------------------------------------------------------------------
Swift Energy Co., Sr. Unsec. Sub. Notes,
  9.38%, 05/01/12                                  70,000        64,750
=======================================================================
                                                              8,245,661
=======================================================================

Oil & Gas Refining, Marketing &
  Transportation-1.34%

Petroleos Mexicanos (Mexico)
  Sr. Unsec. Gtd. Yankee Bonds, 9.38%,
  12/02/08                                        600,000       657,750
-----------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
  Bonds, 9.50%, 03/15/06                          500,000       559,390
=======================================================================
                                                              1,217,140
=======================================================================

Packaged Foods & Meats-0.30%

Dole Foods Co., Inc., Sr. Unsec. Notes,
  7.25%, 05/01/09                                 300,000       273,750
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

Paper Products-0.30%

Appleton Papers Inc.-Series B, Sr. Unsec.
  Gtd. Sub. Notes, 12.50%, 12/15/08            $  260,000   $   271,700
=======================================================================

Pharmaceuticals-1.49%

aaiPharma Inc., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/01/10                                250,000       238,750
-----------------------------------------------------------------------
Biovail Corp. (Canada), Sr. Sub. Yankee
  Notes, 7.88%, 04/01/10                          200,000       204,000
-----------------------------------------------------------------------
Johnson & Johnson, Unsec. Deb., 8.72%,
  11/01/24                                        400,000       446,852
-----------------------------------------------------------------------
Roche Holding A.G., Conv. Putable LYONS,
  0.32%, 01/19/04 (Acquired 03/10/00; Cost
  $624,813)(a)(d)                                 650,000       464,750
=======================================================================
                                                              1,354,352
=======================================================================

Publishing-3.47%

News America Holdings,
  Putable Notes, 8.45%, 08/01/06                1,200,000     1,300,428
-----------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                1,450,000     1,648,041
-----------------------------------------------------------------------
News America Inc., Sr. Putable Deb., 6.75%,
  01/09/10                                        200,000       198,382
=======================================================================
                                                              3,146,851
=======================================================================

Railroads-0.66%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/05                                        250,000       274,275
-----------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               325,000       326,625
=======================================================================
                                                                600,900
=======================================================================

Real Estate Investment Trusts-1.77%

EOP Operating L.P., Sr. Unsec. Notes, 6.50%,
  01/15/04                                        150,000       155,849
-----------------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 500,000       523,190
-----------------------------------------------------------------------
Host Marriott L.P.
  Series E, Sr. Sec. Gtd. Notes, 8.38%,
  02/15/06                                        270,000       263,250
-----------------------------------------------------------------------
  Series I, Unsec. Gtd. Notes, 9.50%,
    01/15/07                                      450,000       450,000
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 210,000       211,050
=======================================================================
                                                              1,603,339
=======================================================================

Semiconductors-0.11%

ON Semiconductor Corp., Sr. Sec. Gtd. Notes,
  12.00%, 05/15/08 (Acquired 05/01/02; Cost
  $116,282)(a)                                    120,000        73,800
-----------------------------------------------------------------------
TranSwitch Corp., Conv. Unsec. Unsub. Notes,
  4.50%, 09/12/05 (Acquired 09/06/00; Cost
  $37,000)(a)                                      37,000        21,506
=======================================================================
                                                                 95,306
=======================================================================

Sovereign Debt-1.16%

Export Development Canada (Canada), Yankee
  Bonds, 4.00%, 08/01/07                          185,000       191,714
-----------------------------------------------------------------------
Region of Lombardy (Italy), Unsec. Yankee
  Notes, 5.80%, 10/25/32                          370,000       375,758
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
Sovereign Debt-(Continued)

United Mexican States-Series A (Mexico),
  Yankee Medium Term Notes, 9.88%, 02/01/10    $  420,000   $   487,200
=======================================================================
                                                              1,054,672
=======================================================================

Specialty Chemicals-0.04%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11                                 100,000        39,500
=======================================================================

Specialty Stores-0.42%

CSK Auto, Inc., Sr. Unsec. Gtd. Notes,
  12.00%, 06/15/06                                360,000       379,800
=======================================================================

Telecommunications Equipment-1.40%

Comverse Technology, Inc., Sr. Unsec. Conv.
  Sub. Notes, 1.50%, 12/01/05 (Acquired
  12/05/00; Cost $1,537,500)(a)                 1,500,000     1,228,125
-----------------------------------------------------------------------
Kestrel Solutions, Conv. Sub. Notes, 5.50%,
  07/15/05 (Acquired 07/20/00; Cost
  $750,000)(a)(b)(c)                              750,000        39,750
=======================================================================
                                                              1,267,875
=======================================================================

Trucking-0.47%

North American Van Lines, Sr. Unsec. Gtd.
  Sub. Notes, 13.38%, 12/01/09                    435,000       428,475
=======================================================================

Wireless Telecommunication Services-1.68%

iPCS, Inc., Sr. Unsec. Disc. Notes, 14.00%,
  07/15/10(f)                                     350,000        19,250
-----------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes,
  14.00%, 01/15/11                                400,000        82,000
-----------------------------------------------------------------------
Nextel Communications, Inc.
  Sr. Conv. Notes, 5.25%, 01/15/10 (Acquired
  02/15/00; Cost $1,055,000)(a)                 1,000,000       695,000
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/11               600,000       513,000
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                440,000       213,400
=======================================================================
                                                              1,522,650
=======================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $67,294,111)                               59,493,260
=======================================================================

                                               PRINCIPAL
                                               AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE
  BONDS & NOTES-5.64%

Germany-4.31%

Bundesrepublik Deutschland (Sovereign Debt)-
  Series 2002, Bonds, 5.00%, 07/04/12     EUR   2,800,000     2,880,233
-----------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau (Banks), Sr.
  Unsec. Unsub. Notes, 5.25%, 07/04/12    EUR   1,000,000     1,034,915
=======================================================================
                                                              3,915,148
=======================================================================

United Kingdom-1.33%

ONO Finance PLC (Broadcasting & Cable TV),
  Sr. Unsec. Gtd. Euro Notes, 13.00%,
  05/01/09  EUR                                   300,000        56,463
-----------------------------------------------------------------------

                                               PRINCIPAL      MARKET
                                               AMOUNT(G)       VALUE
-----------------------------------------------------------------------
United Kingdom-(Continued)

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 7.25%, 12/07/07           EUR     650,000   $ 1,151,689
=======================================================================
                                                              1,208,152
=======================================================================
    Total Non-U.S. Dollar Denominated Non-
      Convertible Bonds & Notes (Cost
      $5,139,787)                                             5,123,300
=======================================================================

                                                 SHARES
COMMON STOCKS & OTHER EQUITY INTERESTS-1.74%

Fertilizers & Agricultural Chemicals-0.08%

Monsanto Co.                                        4,334        71,641
=======================================================================

Home Furnishings-0.00%

O'Sullivan Industries, Inc.
  Series B-Pfd. Wts., expiring 11/15/09
  (Acquired 06/13/00; Cost $0)(a)(h)                  960            10
-----------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
    Cost $0)(a)(h)                                    960            10
=======================================================================
                                                                     20
=======================================================================

Multi-Utilities & Unregulated Power-0.46%

Mirant Trust I-Series A, $3.13 Conv. Pfd.          28,300       414,595
=======================================================================

Pharmaceuticals-1.20%

Pharmacia Corp.                                    25,407     1,092,501
=======================================================================

Railroads-0.00%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(a)(h)                  325         3,981
=======================================================================

Wireless Telecommunication Services-0.00%

IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(a)(h)                  400           100
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(a)(h)                            425             4
=======================================================================
                                                                    104
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,836,465)                             1,582,842
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-8.90%

Federal Home Loan Mortgage Corp.
  (FHLMC)-3.29%

Pass Through Ctfs.,
  6.00%, 05/01/17 to 06/01/17                  $  914,375   $   952,842
-----------------------------------------------------------------------
  6.50%, 04/01/16 to 01/01/31                   1,919,605     2,003,108
-----------------------------------------------------------------------
Pass Through Ctfs.,
  7.00%, 07/01/29                                  32,357        33,815
=======================================================================
                                                              2,989,765
=======================================================================

                                               PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

Federal National Mortgage Association
  (FNMA)-5.61%

Pass Through Ctfs.,
  6.50%, 10/01/16 to 11/01/16                  $   83,903   $    88,126
-----------------------------------------------------------------------
Pass Through Ctfs.,
  6.50%, 03/01/29 to 11/01/31                   1,399,344     1,451,988
-----------------------------------------------------------------------
  7.00%, 09/01/31 to 12/01/31                   1,216,663     1,271,453
-----------------------------------------------------------------------
  7.50%, 08/01/29 to 04/01/31                     990,361     1,048,266
-----------------------------------------------------------------------
Pass Through Ctfs.,
  8.00%, 06/01/31                                 643,018       687,814
-----------------------------------------------------------------------
Pass Through Ctfs.,
  8.50%, 02/01/28                                 450,590       488,265
-----------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                  54,000        60,247
=======================================================================
                                                              5,096,159
=======================================================================
    Total U.S. Government Agency Securities
      (Cost $7,882,758)                                       8,085,924
=======================================================================

U.S. TREASURY SECURITIES-8.94%

U.S. Treasury Bonds-1.76%

  7.25%, 05/15/16                                 900,000     1,137,366
-----------------------------------------------------------------------
  6.25%, 08/15/23                                 400,000       459,684
=======================================================================
                                                              1,597,050
=======================================================================

U.S. Treasury Notes--7.18%

  4.75%, 11/15/08                               6,000,000     6,519,780
=======================================================================
    Total U.S. Treasury Securities (Cost
      $8,090,214)                                             8,116,830
=======================================================================

ASSET-BACKED SECURITIES-2.42%

Airlines-0.98%

Continental Airlines, Inc.,
  Series 974A, Pass Through Ctfs., 6.90%,
  01/02/18                                        435,430       345,831
-----------------------------------------------------------------------
  Series 2000-1, Class A-1, Sr. Sec. Pass
  Through Ctfs., 8.05%, 11/01/20                  283,293       216,011
-----------------------------------------------------------------------
  Series 2000-2, Class A-1, Sr. Sec. Pass
  Through Ctfs., 7.71%, 04/02/21                  437,459       329,188
=======================================================================
                                                                891,030
=======================================================================

Diversified Financial Services-1.00%

Citicorp Lease
  Class A1, Series 1999-1, Pass Through
  Ctfs., 7.22%, 06/15/05 (Acquired 05/08/02;
  Cost $329,488)(a)                               312,504       340,082
-----------------------------------------------------------------------
  Class A2, Series 1999-1, Pass Through
  Ctfs., 8.04%, 12/15/19 (Acquired 06/01/00;
  Cost $493,835)(a)                               500,000       563,835
=======================================================================
                                                                903,917
=======================================================================

Electric Utilities-0.44%

Beaver Valley II Funding Corp., SLOBS, 9.00%,
  06/01/17                                        400,000       403,668
=======================================================================
    Total Asset-Backed Securities (Cost
      $2,324,175)                                             2,198,615
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
MONEY MARKET FUNDS-3.75%

STIC Liquid Assets Portfolio(i)                 1,703,510   $ 1,703,510
-----------------------------------------------------------------------
STIC Prime Portfolio(i)                         1,703,510     1,703,510
=======================================================================
    Total Money Market Funds (Cost
      $3,407,020)                                             3,407,020
=======================================================================
TOTAL INVESTMENTS-96.89% (Cost $96,974,530)                  88,007,791
=======================================================================
OTHER ASSETS LESS LIABILITIES-3.11%                           2,823,159
=======================================================================
NET ASSETS-100.00%                                          $90,830,950
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
Gtd.    - Guaranteed
Jr.     - Junior
LYONS   - Liquid Yield Option Notes
Pfd.    - Preferred
RAPS    - Redeemable & Putable Securities
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligation Securities
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants
ZENS    - Zero Exchange Sub. Notes

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $6,491,566, which represented 7.15% of the Fund's net assets. The Fund has no rights to demand registration of these securities. 2.57% of the aggregate market value of these securities is considered to be liquid under procedures established by the Board of Trustees.
(b) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e) Secured by bond insurance provided by Ambac Assurance Corp.
(f) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $96,974,530)  $88,007,791
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,826,992
------------------------------------------------------------
  Fund shares sold                                     9,996
------------------------------------------------------------
  Dividends and interest                           1,569,185
------------------------------------------------------------
Investment for deferred compensation plan              2,593
------------------------------------------------------------
Other assets                                          22,059
============================================================
     Total assets                                 91,438,616
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                             450,729
------------------------------------------------------------
  Deferred compensation plan                           2,593
------------------------------------------------------------
Accrued distribution fees                             74,142
------------------------------------------------------------
Accrued trustees' fees                                   907
------------------------------------------------------------
Accrued transfer agent fees                           25,552
------------------------------------------------------------
Accrued operating expenses                            53,743
============================================================
     Total liabilities                               607,666
============================================================
Net assets applicable to shares outstanding      $90,830,950
____________________________________________________________
============================================================


NET ASSETS:

Class A                                          $67,474,736
____________________________________________________________
============================================================
Class B                                          $21,109,630
____________________________________________________________
============================================================
Class C                                          $ 2,246,584
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            9,091,648
____________________________________________________________
============================================================
Class B                                            2,836,051
____________________________________________________________
============================================================
Class C                                              302,140
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      7.42
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $7.42 divided by
       95.25%)                                   $      7.79
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      7.44
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      7.44
____________________________________________________________
============================================================


Statement of Operations
For the year ended October 31, 2002

INVESTMENT INCOME:

Interest                                         $  8,302,878
-------------------------------------------------------------
Dividends                                             140,032
-------------------------------------------------------------
Dividends from affiliated money market funds           20,636
=============================================================
    Total investment income                         8,463,546
=============================================================

EXPENSES:

Advisory fees                                         747,890
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         13,564
-------------------------------------------------------------
Distribution fees -- Class A                          246,894
-------------------------------------------------------------
Distribution fees -- Class B                          301,840
-------------------------------------------------------------
Distribution fees -- Class C                           24,320
-------------------------------------------------------------
Transfer agent fees                                   332,320
-------------------------------------------------------------
Trustees' fees                                          9,953
-------------------------------------------------------------
Other                                                 173,168
=============================================================
    Total expenses                                  1,899,949
=============================================================
Less: Fees waived                                    (600,489)
-------------------------------------------------------------
    Expenses paid indirectly                           (1,925)
=============================================================
    Net expenses                                    1,297,535
=============================================================
Net investment income                               7,166,011
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (10,473,236)
-------------------------------------------------------------
  Foreign currencies                                  (18,307)
-------------------------------------------------------------
  Foreign currency contracts                          (46,401)
=============================================================
                                                  (10,537,944)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (4,125,616)
-------------------------------------------------------------
  Foreign currencies                                    1,621
-------------------------------------------------------------
  Foreign currency contracts                          (15,178)
=============================================================
                                                   (4,139,173)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (14,677,117)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $ (7,511,106)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   7,166,011    $   9,122,003
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (10,537,944)      (7,077,279)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                           (4,139,173)         107,182
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (7,511,106)       2,151,906
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (4,831,416)      (4,180,316)
--------------------------------------------------------------------------------------------
  Class B                                                        (1,935,024)      (4,789,082)
--------------------------------------------------------------------------------------------
  Class C                                                          (149,195)         (94,741)
--------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                          (723,193)         (65,346)
--------------------------------------------------------------------------------------------
  Class B                                                          (272,948)         (81,727)
--------------------------------------------------------------------------------------------
  Class C                                                           (25,019)          (1,579)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        15,596,092       16,986,137
--------------------------------------------------------------------------------------------
  Class B                                                       (22,216,782)     (25,288,755)
--------------------------------------------------------------------------------------------
  Class C                                                           522,395        1,712,350
============================================================================================
    Net increase (decrease) in net assets                       (21,546,196)     (13,651,153)
============================================================================================

NET ASSETS:

  Beginning of year                                             112,377,146      126,028,299
============================================================================================
  End of year                                                 $  90,830,950    $ 112,377,146
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 230,984,335    $ 238,103,790
--------------------------------------------------------------------------------------------
  Undistributed net investment income                              (283,734)         (20,429)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (130,904,332)    (120,728,575)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (8,965,319)      (4,977,640)
============================================================================================
                                                              $  90,830,950    $ 112,377,146
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities and recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $151,494 reduction in the cost of securities and a corresponding $151,494 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $186,664, to increase net unrealized appreciation (depreciation) by $145,517 and to increase net realized gains and losses by $41,147. As a result the net investment income per share decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01, and the ratio of net investment income to average net assets decreased by 0.18%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A shares to 1.50%. In addition, AIM has voluntarily agreed to limit total annual operating expenses, subject to the exclusions previously listed, for Class A to 1.05% and this limitation may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $600,489.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $210,352 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended

October 31, 2002, the Class A, Class B and Class C shares paid $246,894, $301,840 and $24,320, respectively.

  AIM Distributors retained commissions of $17,230 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $22,686, $757 and $4,472 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $2,827 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,573 and reductions in custodian fees of $352 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,925.


NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.


NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  During the year ended October 31, 2002, there were no securities on loan.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                          2002          2001
---------------------------------------------------------------
Distributions paid from:
  Ordinary income                      $6,915,635    $9,064,139
---------------------------------------------------------------
  Return of capital                     1,021,160       148,652
===============================================================
                                       $7,936,795    $9,212,791
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments              $  (9,245,462)
----------------------------------------------------------
Temporary book/tax differences                      (3,591)
----------------------------------------------------------
Capital loss carryforward                     (130,904,332)
----------------------------------------------------------
Shares of beneficial interest                  230,984,335
==========================================================
                                             $  90,830,950
__________________________________________________________
==========================================================


  The difference between book-basis and tax basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the treatment of bond premium amortization and the treatment of defaulted bonds. Amount includes appreciation on foreign currencies of $1,419.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
---------------------------------------------------------
October 31, 2003                             $ 65,749,433
---------------------------------------------------------
October 31, 2006                                6,435,251
---------------------------------------------------------
October 31, 2007                               15,371,600
---------------------------------------------------------
October 31, 2008                               26,076,211
---------------------------------------------------------
October 31, 2009                                7,031,872
---------------------------------------------------------
October 31, 2010                               10,239,965
=========================================================
                                             $130,904,332
_________________________________________________________
=========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $79,704,327 and $89,555,784, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $  2,827,456
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (12,074,337)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $ (9,246,881)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $97,254,672.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications, bond premium amortization, and other items, on October 31, 2002, undistributed net investment income was increased by $658,973, undistributed net realized gains increased by $362,187 and shares of beneficial interest decreased by $1,021,160. This reclassification has no affect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,001,503*   $ 41,194,962*    4,333,296    $ 38,745,589
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,655,813      13,336,970     1,325,776      12,001,880
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        346,563       2,765,379       329,487       2,937,367
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        452,544       3,624,472       334,882       2,995,798
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        168,966       1,373,554       319,936       2,878,924
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         14,404         116,302         8,539          75,695
======================================================================================================================
Reacquired:
  Class A                                                     (3,625,489)    (29,223,342)   (2,735,274)    (24,755,250)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,488,382)*   (36,927,306)*  (4,495,292)    (40,169,559)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (300,290)     (2,359,286)     (149,291)     (1,300,712)
======================================================================================================================
                                                                (774,368)   $ (6,098,295)     (727,941)   $ (6,590,268)
______________________________________________________________________________________________________________________
======================================================================================================================

* Includes automatic conversion of 1,951,299 shares of Class B shares in the amount of $16,080,092 to 1,961,322 shares of Class A shares in the amount of $16,080,092.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                           --------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                           --------------------------------------------------------------------
                                                            2002           2001           2000           1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.63        $  9.17        $ 10.13        $ 10.80      $  12.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.58(a)(b)     0.72           0.77(b)        0.68          0.91(b)(c)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.15)         (0.53)         (0.99)         (0.66)        (1.27)
===============================================================================================================================
    Total from investment operations                         (0.57)          0.19          (0.22)          0.02         (0.36)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.56)         (0.72)         (0.52)         (0.65)        (0.65)
-------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                         (0.08)         (0.01)         (0.22)         (0.04)        (0.19)
===============================================================================================================================
    Total distributions                                      (0.64)         (0.73)         (0.74)         (0.69)        (0.84)
===============================================================================================================================
Net asset value, end of period                             $  7.42        $  8.63        $  9.17        $ 10.13      $  10.80
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(d)                                              (6.93)%         2.05%         (2.35)%         0.06%        (3.41)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $67,475        $62,708        $48,865        $68,675      $102,280
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.05%(e)       1.05%          1.21%          1.41%         1.56%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.63%(e)       1.57%          1.57%          1.41%         1.56%
===============================================================================================================================
Ratio of net investment income to average net assets          7.15%(a)(e)    7.94%          7.84%          6.44%         7.73%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                         80%            89%           309%           235%          306%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.59 and the ratio of net investment income to average net assets would have been 7.33%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(d) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(e)  Ratios are based on average daily net assets of $70,541,187.


                                                                                          CLASS B
                                                           ---------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------------
                                                            2002           2001           2000            1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.65        $  9.18        $ 10.15        $  10.81      $  12.01
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.53(a)(b)     0.65           0.71(b)         0.62          0.84(b)(c)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.16)         (0.51)         (1.01)          (0.66)        (1.28)
================================================================================================================================
    Total from investment operations                         (0.63)          0.14          (0.30)          (0.04)        (0.44)
================================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.50)         (0.66)         (0.45)          (0.58)        (0.57)
--------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                         (0.08)         (0.01)         (0.22)          (0.04)        (0.19)
================================================================================================================================
    Total distributions                                      (0.58)         (0.67)         (0.67)          (0.62)        (0.76)
================================================================================================================================
Net asset value, end of period                             $  7.44        $  8.65        $  9.18        $  10.15      $  10.81
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                              (7.54)%         1.47%         (3.11)%         (0.52)%       (4.04)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $21,110        $47,582        $76,680        $118,904      $188,660
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.70%(e)       1.70%          1.86%           2.07%         2.21%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.28%(e)       2.22%          2.22%           2.07%         2.21%
================================================================================================================================
Ratio of net investment income to average net assets          6.50%(a)(e)    7.29%          7.18%           5.78%         7.08%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                         80%            89%           309%            235%          306%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.54 and the ratio of net investment income to average net assets would have been 6.68%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(d) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(e)  Ratios are based on average daily net assets of $30,183,980.

                                                                                        CLASS C
                                                                -------------------------------------------------------
                                                                                                          MARCH 1, 1999
                                                                                                           (DATE SALES
                                                                      YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                                ----------------------------------         OCTOBER 31,
                                                                 2002          2001          2000             1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 8.64        $ 9.17        $10.14           $10.67
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.53(a)(b)    0.65          0.70(b)          0.33
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.15)        (0.51)        (1.00)           (0.47)
=======================================================================================================================
    Total from investment operations                             (0.62)         0.14         (0.30)           (0.14)
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.50)        (0.66)        (0.45)           (0.36)
-----------------------------------------------------------------------------------------------------------------------
  Returns of capital                                             (0.08)        (0.01)        (0.22)           (0.03)
=======================================================================================================================
    Total distributions                                          (0.58)        (0.67)        (0.67)           (0.39)
=======================================================================================================================
Net asset value, end of period                                  $ 7.44        $ 8.64        $ 9.17           $10.14
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                  (7.43)%        1.47%        (3.12)%          (1.35)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,247        $2,087        $  484           $  251
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.70%(d)      1.70%         1.86%            2.07%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.28%(d)      2.22%         2.22%            2.07%(e)
=======================================================================================================================
Ratio of net investment income to average net assets              6.50%(a)(d)   7.29%         7.18%            5.78%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             80%           89%          309%             235%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.54 and the ratio of net investment income to average net assets would have been 6.68%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $2,432,027.
(e)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1998               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2001               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2001               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2001               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2001               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2001               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2001               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2001               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          2001               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Investment Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1998               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm)
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1998               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1998               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1998               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        PricewaterhouseCoopers LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               1201 Louisiana Street
Houston, TX 77046               Suite 100                       Suite 100                       Suite 2900
                                Houston, TX 77046               Houston, TX 77046               Houston, TX 77002

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2002, 2.02% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 1.07% was derived from U.S. Treasury
Obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

====================================================================================================================================
                                                                                                      FIXED INCOME

         DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                              TAXABLE

         MORE AGGRESSIVE                             MORE AGGRESSIVE                                MORE AGGRESSIVE

AIM Emerging Growth Fund                AIM Developing Markets Fund                     AIM High Yield Fund II
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund                 AIM High Yield Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                 AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund          AIM Income Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund               AIM Global Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                     AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                          AIM Short Term Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                     AIM Floating Rate Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                     AIM International Core Equity Fund(2)           AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                              MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                       SECTOR EQUITY                                     TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                        MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)       AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                        AIM Global Financial Services Fund              AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                    AIM Global Health Care Fund
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                                  MORE CONSERVATIVE
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            [AIM FUNDS LOGO]
                                                    MORE CONSERVATIVE                           --Registered Trademark--
        MORE CONSERVATIVE

*Domestic equity and income fund

====================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               SINC-AR-1